Exhibit 10.(i)(J)





                  MONTGOMERY WARD & CO., INCORPORATED












                        NOTE PURCHASE AGREEMENT


                       Dated as of July 11, 1995










  $80,000,000 6.52% Series H Senior Notes due 2000
  $86,000,000 6.74% Series I Senior Notes due 2002
  $14,000,000 6.98% Series J Senior Notes due 2005

                           TABLE OF CONTENTS
               (Not part of the Note Purchase Agreement)

    Section                                                        Page


1.  THE NOTES; THE CLOSING; ETC. . . . . . . . . . . . . . . . . . . .1
    1.1. Authorization and Description of Notes. . . . . . . . . . . .1
    1.2. Sale and Purchase of Notes. . . . . . . . . . . . . . . . . .2
    1.3. Closing . . . . . . . . . . . . . . . . . . . . . . . . . . .3
    1.4. Application of Proceeds . . . . . . . . . . . . . . . . . . .3
    1.5. Purchase for Investment . . . . . . . . . . . . . . . . . . .3
    1.6. Source of Funds -- ERISA. . . . . . . . . . . . . . . . . . .4

2.  CONDITIONS TO CLOSING. . . . . . . . . . . . . . . . . . . . . . .4
    2.1. Proceedings Satisfactory. . . . . . . . . . . . . . . . . . .4
    2.2. Opinions of Counsel . . . . . . . . . . . . . . . . . . . . .5
    2.3. Representations and Warranties. . . . . . . . . . . . . . . .5
    2.4. Performance; No Default . . . . . . . . . . . . . . . . . . .5
    2.5. Compliance Certificate. . . . . . . . . . . . . . . . . . . .5
    2.6. Legal Investment. . . . . . . . . . . . . . . . . . . . . . .5
    2.7. Absence of Certain Events . . . . . . . . . . . . . . . . . .5
    2.8. Consents and Approvals. . . . . . . . . . . . . . . . . . . .6
    2.9. Sales to All the Note Purchasers. . . . . . . . . . . . . . .6
    2.10.     Fees Payable at Closing. . . . . . . . . . . . . . . . .6
    2.11.     Private Placement Numbers. . . . . . . . . . . . . . . .6

3.  PAYMENT AND PREPAYMENT OF NOTES. . . . . . . . . . . . . . . . . .7
    3.1. Required Principal Payments . . . . . . . . . . . . . . . . .7
    3.2. Optional Prepayments with Premium . . . . . . . . . . . . . .7
    3.3. Notice of Optional Prepayments; Calculation of
           Premium . . . . . . . . . . . . . . . . . . . . . . . . . .7
    3.4. Allocation of Partial Prepayments . . . . . . . . . . . . . .8
    3.5. Maturity; Surrender, etc. . . . . . . . . . . . . . . . . . .8
    3.6. Limitation on Prepayment and Acquisition of Notes . . . . . .8
    3.7. Payments Due on Other than a Business Day . . . . . . . . . .8

4.  FINANCIAL STATEMENTS; INFORMATION. . . . . . . . . . . . . . . . .8

5.  INSPECTION OF PROPERTIES AND BOOKS; CONFIDENTIALITY. . . . . . . 13

6.  COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
    6.1. Payment of Notes; Late Charge . . . . . . . . . . . . . . . 15
    6.2. Maintenance of Certain Financial Conditions . . . . . . . . 15
    6.3. Debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
    6.4. Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
    6.5. Restricted Payments . . . . . . . . . . . . . . . . . . . . 22
    6.6. Restrictions on Repayment of Subordinated Debt and
           Debt-Like Preferred Stock . . . . . . . . . . . . . . . . 24
    6.7. Transactions with Affiliates. . . . . . . . . . . . . . . . 24
    6.8. Consolidation, Merger, Sale of Assets, etc. . . . . . . . . 25
    6.9. Limitation on Sale-Leasebacks . . . . . . . . . . . . . . . 26
    6.10.     Nature of Business . . . . . . . . . . . . . . . . . . 26
    6.11.     Maintenance of Office. . . . . . . . . . . . . . . . . 26
    6.12.     Books and Records; Fiscal Year . . . . . . . . . . . . 27
    6.13.     Corporate Existence; Licenses, etc.. . . . . . . . . . 27
    6.14.     Payment of Taxes, Claims for Labor and
              Materials, etc. . . . . . . . . . . . . . . .. . . . . 27
    6.15.     Maintenance of Properties. . . . . . . . . . . . . . . 27
    6.16.     Insurance. . . . . . . . . . . . . . . . . . . . . . . 27
    6.17.     Compliance with Laws . . . . . . . . . . . . . . . . . 28
    6.18.     Subsidiary Dividends, Distributions and
           Transfers . . . . . . . . . . . . . . . . . . . . . . . . 28
    6.19.     Designation of Restricted Subsidiaries . . . . . . . . 28
    6.20.     ERISA. . . . . . . . . . . . . . . . . . . . . . . . . 29
    6.21.     Amendments to MWCC Receivables Purchase
              Agreement. . . . . . . . . . . . . . . . . . . . . . . 29

7.  REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . 29
    7.1. Organization and Authority of the Company, etc. . . . . . . 30
    7.2. Subsidiaries. . . . . . . . . . . . . . . . . . . . . . . . 30
    7.3. Qualification . . . . . . . . . . . . . . . . . . . . . . . 30
    7.4. Business and Property; Financial Statements, etc. . . . . . 31
    7.5. Changes, etc. . . . . . . . . . . . . . . . . . . . . . . . 32
    7.6. Title to Property; Leases . . . . . . . . . . . . . . . . . 32
    7.7. Compliance with Laws, Other Instruments; No
           Conflicts, etc. . . . . . . . . . . . . . . . . . . . . . 33
    7.8. Consent and Approvals . . . . . . . . . . . . . . . . . . . 34
    7.9. Litigation. . . . . . . . . . . . . . . . . . . . . . . . . 34
    7.10.     Licenses, Patents, Trademarks, Authorizations,
              etc. . . . . . . . . . . . . . . . . . . . . . . . . . 34
    7.11.     Taxes. . . . . . . . . . . . . . . . . . . . . . . . . 34
    7.12.     Compliance with ERISA. . . . . . . . . . . . . . . . . 35
    7.13.     Private Offering . . . . . . . . . . . . . . . . . . . 36
    7.14.     Use of Proceeds; Margin Regulations. . . . . . . . . . 37
    7.15.     Debt, etc. . . . . . . . . . . . . . . . . . . . . . . 37
    7.16.     Status Under Certain Statutes; Other
              Regulations . . . . . . . . . . . . . . . . . . . . .  38
    7.17.     Labor Matters. . . . . . . . . . . . . . . . . . . . . 38
    7.18.     Full Disclosure. . . . . . . . . . . . . . . . . . . . 38
    7.19.     Environmental Matters. . . . . . . . . . . . . . . . . 39
    7.20.     Ranking of Obligations under this Agreement. . . . . . 40
    7.21.     Foreign Assets Control Regulations, etc. . . . . . . . 40

8.  EVENTS OF DEFAULT; REMEDIES. . . . . . . . . . . . . . . . . . . 40
    8.1. Events of Default Defined; Acceleration of Maturity . . . . 40
    8.2. Default Remedies. . . . . . . . . . . . . . . . . . . . . . 44
    8.3. Remedies Cumulative . . . . . . . . . . . . . . . . . . . . 45
    8.4. Remedies Not Waived . . . . . . . . . . . . . . . . . . . . 45
    8.5. Annulment of Acceleration of Notes. . . . . . . . . . . . . 45

9.  DEFINITIONS AND CONSTRUCTION . . . . . . . . . . . . . . . . . . 46
    9.1. Defined Terms . . . . . . . . . . . . . . . . . . . . . . . 46
    9.2. Accounting Terms. . . . . . . . . . . . . . . . . . . . . . 64

10. REGISTRATION, TRANSFER AND EXCHANGE OF NOTES . . . . . . . . . . 66
    10.1.     Note Register. . . . . . . . . . . . . . . . . . . . . 66
    10.2.     Transfer and Exchange. . . . . . . . . . . . . . . . . 66
    10.3.     Owners and Holders of Notes. . . . . . . . . . . . . . 66

11. LOST, ETC. NOTES . . . . . . . . . . . . . . . . . . . . . . . . 66

12. AMENDMENT AND WAIVER . . . . . . . . . . . . . . . . . . . . . . 67

13. DIRECT PAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . 68

14. LIABILITIES OF THE PURCHASER . . . . . . . . . . . . . . . . . . 69

15. MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . 69
    15.1.     Expenses . . . . . . . . . . . . . . . . . . . . . . . 69
    15.2.     Reliance on and Survival of Representations. . . . . . 70
    15.3.     Successors and Assigns . . . . . . . . . . . . . . . . 70
    15.4.     Notices. . . . . . . . . . . . . . . . . . . . . . . . 70
    15.5.     LAW GOVERNING. . . . . . . . . . . . . . . . . . . . . 70
    15.6.     SUBMISSION TO JURISDICTION; WAIVER OF JURY
              TRIAL. . . . . . . . . . . . . . . . . . . . . . . . . 71
    15.7.     Headings, etc. . . . . . . . . . . . . . . . . . . . . 71
    15.8.     Substitution of Purchaser. . . . . . . . . . . . . . . 71
    15.9.     Entire Agreement . . . . . . . . . . . . . . . . . . . 72
    15.10. Counterparts. . . . . . . . . . . . . . . . . . . . . . . 72
    15.11. Severability. . . . . . . . . . . . . . . . . . . . . . . 72

SCHEDULE I Payment and Notice Information

  SCHEDULE II      Information Relating to Subsidiaries

  SCHEDULE III     Existing Liens and Debt of the Company and
                     its Subsidiaries

  SCHEDULE IV      Certain Tax Matters

  EXHIBIT A-1      Form of Series H Note

  EXHIBIT A-2      Form of Series I Note

  EXHIBIT A-3      Form of Series J Note

  EXHIBIT B             Form of Opinion of Company's Special
                     Counsel

  EXHIBIT C             Contents of Opinion for Successor
                          Transaction

                  MONTGOMERY WARD & CO., INCORPORATED
                         Montgomery Ward Plaza
                     Chicago, Illinois 60671-0001



                                              Dated as of July 11, 1995



  To Each of the Several Note Purchasers
       Named in Schedule I
       to this Agreement

  Ladies and Gentlemen:

            The undersigned, MONTGOMERY WARD & CO.,
  INCORPORATED, a corporation organized under the laws of the State of Illinois (the "Company"), hereby agrees with you as follows:

            1.   THE NOTES; THE CLOSINGS; ETC.

            1.1. Authorization and Description of Notes.  The
  Company has duly authorized the issuance and sale of:

            (a) its 6.52% Series H Senior Notes due July 15, 2000 in the aggregate principal amount of $80,000,000 (together with all notes issued in substitution, replacement or exchange therefor in accordance with the terms of this Agreement, the "Series H Notes"), each of which shall (i) bear interest from the date thereof on the unpaid principal amount thereof at the rate of 6.52% per annum (computed on the basis of a 360-day year of twelve 30-day months) payable semiannually in arrears on January 15 and July 15 of each year commencing on July 15, 1995, and with interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted by applicable law) on any overdue premium and any overdue interest, at the Default Rate until paid, such overdue interest, if any, to be payable semiannually as aforesaid or, at the option of the registered holder of such Note, on demand, and (ii) mature and be payable as to the entire remaining unpaid principal amount thereof on July 15, 2000;

            (b) its 6.74% Series I Senior Notes due July 15, 2002 in the aggregate principal amount of $86,000,000 (together with all notes issued in substitution, replacement or exchange therefor in accordance with the terms of this Agreement, the "Series I Notes"), each of which shall (i) bear interest from the date thereof on the unpaid principal amount thereof at the rate of 6.74% per annum (computed on the basis of a 360-day year of twelve 30-day months) payable semiannually in arrears on January 15 and July 15 of each year commencing on July 15, 1995, and with interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted by applicable law) on any overdue premium and any overdue interest, at the Default Rate until paid, such overdue interest, if any, to be payable semiannually as aforesaid or, at the option of the registered holder of such Note, on demand, and (ii) mature and be payable as to the entire remaining unpaid principal amount thereof on July 15, 2002; and

            (c) its 6.98% Series J Senior Notes due July 15, 2005 in the aggregate principal amount of $14,000,000 (together with all notes issued in substitution, replacement or exchange therefor in accordance with the terms of this Agreement, the "Series J Notes"), each of which shall (i) bear interest from the date thereof on the unpaid principal amount thereof at the rate of 6.98% per annum (computed on the basis of a 360-day year of twelve 30-day months) payable semiannually in arrears on January 15 and July 15 of each year commencing on July 15, 1995, and with interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted by applicable law) on any overdue premium and any overdue interest, at the Default Rate until paid, such overdue interest, if any, to be payable semiannually as aforesaid or, at the option of the registered holder of such Note, on demand, and (ii) mature and be payable as to the entire remaining unpaid principal amount thereof on July 15, 2005.

  The Series H Notes, the Series I Notes and the Series J Notes
  (i) shall be in substantially the forms of Exhibits A-1 through A-3, respectively, and (ii) are sometimes referred to herein collectively as the "Notes" and separately as a "series" of Notes. Except as the context may otherwise require, capitalized terms used and not otherwise defined herein shall have the respective meanings assigned thereto in
  Section 9. Unless otherwise specified, any reference in this Agreement to a particular Section, paragraph or clause, or to a particular Schedule or Exhibit, shall be considered a reference to that Section, paragraph or clause of, or to that Schedule or Exhibit to, this Agreement.

            1.2. Sale and Purchase of Notes. (a) The Company will issue and sell to you and, subject to the terms and conditions hereof and in reliance on the representations and warranties of the Company contained herein and the representations and warranties otherwise made by or on behalf of the Company in connection with the transactions contemplated hereby, you will purchase from the Company, at the Closing provided for in Section 1.3, Notes of such series and in the aggregate principal amount shown opposite your name on Schedule I, each such purchase to be at the purchase price of 100% of such principal amount. Concurrently with the execution and delivery to you by the Company of the counterpart of this Agreement, the Company is executing and delivering counterparts to the other institutional purchasers (the "Other Purchasers") named in Schedule I providing for the sale of Notes by the Company to the Other Purchasers in the principal amounts specified in Schedule I.

            (b)  The sales of Notes to you and the Other
  Purchasers (you and the Other Purchasers being hereinafter sometimes referred to collectively as the "Note Purchasers") are to be separate sales made by the Company to the Note Purchasers. The obligations of the Company hereunder shall be several and not joint, and this Agreement shall for all purposes be construed and deemed to be a separate agreement between the Company and each of the Note Purchasers, the Note Purchasers acting severally and not jointly, with the same effect as though a separate agreement with each such Note Purchaser to the effect herein provided were hereby entered into between the Company and each such Note Purchaser.

            1.3. Closing. The sale and purchase of the Notes shall take place on July 11, 1995, or such subsequent Business Day as you, the Other Purchasers and the Company shall agree (the "Closing Date" and the closing held hereunder on such date herein, the "Closing"). The Closing shall take place at the offices of Whitman Breed Abbott & Morgan, 200 Park Avenue, New York, New York 10166, commencing at 10:00 A.M., New York City time. At the Closing the Company will deliver to you one or more Notes (as you may designate) of the series and in the principal amount to be purchased by you on the Closing Date as shown opposite your name on Schedule I, each dated the Closing Date and registered in your name (or the name of your nominee set forth on Schedule I), against delivery by you to the Company of the purchase price therefor by wire transfer of the amount thereof to the Company's account No. 52-70960 maintained at The First National Bank of Chicago, ABA No. 071000013. If at the Closing the Company shall fail to tender such Notes to you as provided herein, or if any of the conditions specified in Section 2 shall not have been ful-

  filled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any other rights you may have by reason of such failure or such non-fulfillment.

            1.4. Application of Proceeds. The Company will apply the proceeds from the sale of the Notes (subject in any event to the provisions of Section 7.14) as follows: (a) a portion of such proceeds will be used to retire Indebtedness for Borrowed Money of the Company and (b) the balance of such proceeds will be used by the Company for general corporate purposes.

            1.5. Purchase for Investment. You represent to the Company that on the Closing Date you will acquire the Notes being purchased by you for your own account for investment and not with a view to, or for sale in connection with, the distribution (as such term is used in Section 2(11) of the Securities Act) of any part thereof, provided that the disposition of your property shall at all times be and remain within your control. You and the Company each acknowledge that each Note is a "security" as defined in Section 2(1) of the Securities Act and Section 3(a)(10) of the Exchange Act.

            1.6. Source of Funds -- ERISA. You represent to the Company that at least one of the following statements is an accurate representation as to the source of funds to be used by you to pay the purchase price of the Notes to be purchased by you hereunder on the Closing Date:

            (a) no part of such funds constitutes assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust) has any interest; or

            (b) to the extent that any part of such funds constitutes assets allocated to any separate account maintained by you, you have disclosed to the Company the name of each employee benefit plan whose assets in such account exceed 10% of the total assets of such account as of the date of such purchase (and for the purposes of this clause, all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan); or

            (c) such funds constitute assets of one or more specific employee benefit plans which you have identified to the Company.

  As used in this Section, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

       Each Note Purchaser whose source of funds includes assets of its general account hereby represents that no employee benefit plan or employee benefit plans maintained by a single employer (including an "affiliate" thereof, as defined in Section V(a) of the proposed prohibited transaction class exemption published by the Department of Labor in the Federal Register on August 22, 1994 (59 FR 43134, August 22, 1994)) or employee organization hold an interest or interests as contractholders in such general account, the reserves for which (determined under Section 807(d) of the Code) exceed 10% of the total of all liabilities of such general account.

            2. CONDITIONS TO CLOSING. Your obligation to purchase and pay for the Notes to be purchased by you hereunder on the Closing Date is subject to the fulfillment to your satisfaction, prior to or at the Closing, of each of the following conditions:

            2.1. Proceedings Satisfactory. All proceedings taken in connection with the authorization, issuance and sale of the Notes to be issued on the Closing Date and the consummation of the transactions contemplated by this Agreement and all documents and papers relating thereto shall be satisfactory in form, scope and substance to you and your special counsel, and you and your special counsel shall have received copies (executed or certified as may be appropriate) of such documents and papers as you or your counsel may reasonably request in connection therewith.

            2.2. Opinions of Counsel. You shall have received favorable opinions, each dated the Closing Date, addressed to you and satisfactory in form, scope and substance to you and your special counsel, from (i) Altheimer & Gray, special counsel to the Company, substantially in the form of Exhibit
  B and covering such other matters as you or your special counsel may reasonably request due to circumstances or events of which you or your counsel were not aware as of the date of the execution and delivery of this Agreement, and (ii) Whitman Breed Abbott & Morgan, your special counsel in connection with the transactions contemplated by this Agreement, covering such matters as you may reasonably request.

            2.3. Representations and Warranties. All representations and warranties of the Company contained in this Agreement or otherwise made by or on behalf of the Company in connection with the transactions contemplated hereby shall be true and correct when made and (except as affected by the consummation of such transactions) as of the time of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing Date.

            2.4. Performance; No Default. The Company shall have performed all agreements and complied with all conditions contained herein required to be performed or complied with by it prior to or at the Closing, and at the time of the Closing (and after giving effect to the sale of the Notes to you and the Other Purchasers on the Closing Date and the application of the proceeds of such sales) no condition or event shall exist which constitutes a Default or an Event of Default.

            2.5. Compliance Certificate. The Company shall have delivered to you an Officers' Certificate, dated the Closing
  Date, certifying that the conditions specified in Sections 2.3 and 2.4 have been fulfilled.

            2.6. Legal Investment.  On the Closing Date the
  Notes to be purchased by you hereunder shall be and qualify as a legal investment for you under the laws and regulations of each jurisdiction to which you may be subject (without resort to any basket or leeway provisions of said laws, such as New York Insurance Law Section 1405(a)(8)) and the purchase thereof shall not subject you to any penalty or other onerous condition pursuant to any such law or regulation; and you shall have received such certificates or other evidence as you may request demonstrating the satisfaction of this condition.

            2.7. Absence of Certain Events. There shall not have occurred any Material Adverse Change in the Business or Condition of the Company and its Subsidiaries, taken as a whole, from that reflected in the Memorandum and the most recent audited financial statements of the Company referred to in Section 7.4. Since the date of the balance sheet included in such financial statements, the Company shall not have (i) consolidated or merged with or into, or participated in a share exchange with, any Person or (ii) sold, leased or otherwise disposed of any assets or properties in a transaction or series of transactions which, either individually or in the aggregate, has resulted in a Material Adverse Change in the Business or Condition of the Company and its Subsidiaries, taken as a whole, from that reflected in the Memorandum and the most recent audited financial statements of the Company referred to in Section 7.4.

            2.8. Consents and Approvals. All actions, approvals, consents, waivers, exemptions, Orders, authorizations, registrations, declarations, filings and recordings (collectively, "Approvals"), if any, which are required to be taken, given, obtained, filed or recorded, as the case may be, by or from or with (a) any Governmental Body,
  (b) any trustee or holder of any indebtedness, obligation or securities of the Company or any of its Subsidiaries or (c) any other Person, in connection with the legal and valid execution and delivery by the Company of this Agreement and the Notes to be issued on the Closing Date and the consummation of the transactions contemplated by this Agreement shall have been duly taken, given, obtained, filed or recorded, as the case may be, and all such Approvals shall be final, subsisting and in full force and effect on the Closing Date, and shall not be subject to any further proceedings or appeals or any conditions subsequent not approved by you. Certified copies or other appropriate evidence of all such Approvals, in form, scope and substance satisfactory to you and your special counsel, shall have been delivered to you and your special counsel.

            2.9. Sales to All the Note Purchasers.  This
  Agreement shall have been duly entered into by all the parties hereto and, simultaneously with the purchase of the Notes to be purchased by you at the Closing, each of the Other Purchasers shall have purchased the Notes to be purchased by it at the Closing pursuant to this Agreement and the Company shall have received payment in full of the purchase price thereof.

            2.10. Fees Payable at Closing. The Company shall have paid the legal fees and other expenses of your special counsel referred to in Section 15.1 and all other fees and expenses for which the Company is obligated pursuant to
  Section 15.1 and for which the Company shall have received invoices on or prior to the Business Day preceding the Closing Date.

            2.11.     Private Placement Numbers.  The Company
  shall have obtained from the Standard & Poor's CUSIP Service
  Bureau Private Placement Numbers for the Notes.


            3.   PAYMENT AND PREPAYMENT OF NOTES.

            3.1. Required Principal Payments.

            (a)  Payments with Respect to the Series H Notes.
  On July 15, 2000, the Company will pay the entire unpaid principal amount of the Series H Notes, together with all interest thereon.

            (b)  Payments with Respect to the Series I Notes.
  On July 15, 2002, the Company will pay the entire unpaid principal amount of the Series I Notes, together with all interest accrued thereon.

            (c)  Payments with Respect to the Series J Notes.
  On July 15, 2005, the Company will pay the entire unpaid principal amount of the Series J Notes, together with all interest accrued thereon.

            3.2. Optional Prepayments with Premium. The Notes shall not be subject to prepayment at the option of the Company except as hereinafter provided in this Section. The Company may at any time, at its option, upon notice as provided in Section 3.3, on the date specified in such notice, prepay the Notes at any time in whole or from time to time in part (in integral multiples of at least $500,000), each such optional prepayment to be made at 100% of the principal amount of the Notes so to be prepaid together with interest accrued on such principal amount to the date of prepayment, plus a prepayment premium equal to the Makewhole Amount determined in respect of such principal amount; provided, however, that so long as Notes of more than one series shall remain outstanding, the Company shall not prepay any Notes at its option on any date pursuant to this Section 3.2 unless the principal amount of Notes to be prepaid shall be allocated among the series in proportion to the aggregate principal amount of each series outstanding immediately prior to such prepayment.

            3.3. Notice of Optional Prepayments; Calculation of Premium. The Company will give each holder of a Note, with respect to each optional prepayment, (a) written notice thereof (which notice shall be irrevocable) at least 30 and not more than 60 days prior to the date fixed for such prepayment, specifying (i) such date of prepayment and the principal amount of each Note held by such holder so to be prepaid, and (ii)(A) accrued interest payable to such holder in respect of such prepayment and (B) the Company's estimate as of the date of such notice of the Makewhole Amount, if any, applicable in respect of such prepayment, showing in each case in reasonable detail the calculation thereof and, with respect to the Makewhole Amount, the Treasury Rate used in such calculation, and (b) further written notice (a copy of which shall be telefaxed by the Company to each such holder concurrently with the sending thereof) at least two Business Days prior to the date fixed for such payment, specifying the Makewhole Amount, if any, actually applicable in respect of such prepayment, determined as of the date of such further notice, showing in reasonable detail the calculation thereof and the Treasury Rate used in such calculation.

            3.4. Allocation of Partial Prepayments. In the case of each prepayment, whether required or optional, of less than the entire unpaid principal amount of all outstanding Notes of any series, the principal amount of the Notes so to be prepaid shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective principal amounts thereof not theretofore prepaid.

            3.5. Maturity; Surrender, etc. In the case of each prepayment of Notes, the principal amount of each Note to be prepaid shall become due and payable on the date fixed for such prepayment in the notice of such prepayment given pursuant to Section 3.3, together with interest accrued on such principal amount to such date and the premium, if any, payable in connection with such prepayment. Any Note paid or prepaid in full shall thereafter be surrendered to the Company upon its written request therefor and canceled and not reissued. No Note shall be issued in lieu of any paid or prepaid principal amount of any Note.

            3.6. Limitation on Prepayment and Acquisition of Notes. The Company will not, and will not permit any of its Affiliates or Subsidiaries to, pay, prepay, purchase, redeem or otherwise acquire directly or indirectly any Note except by way of payment or prepayment by the Company in accordance with the terms of this Agreement; provided, however, that nothing in this Section 3.6 shall prohibit the Company or any of its Affiliates or Subsidiaries from purchasing, on an arm's-length basis, any Note which the holder thereof is offering for sale in the secondary market.

            3.7. Payments Due on Other than a Business Day. If any payment or prepayment of principal, premium, if any, or interest on or with respect to any Note or Notes becomes due and payable on any day that is not a Business Day, the amount of such payment shall be payable on the next succeeding Business Day and with respect to any such payment of principal, interest shall continue to accrue thereon during any such extension period at the applicable rate of interest in effect immediately prior to such extension.

            4. FINANCIAL STATEMENTS; INFORMATION. The Company will furnish to you, so long as you or your nominee shall be obligated to purchase or shall hold any of the Notes, and to each other institutional holder of outstanding Notes (and, in the case of the information referred to in clause (i) of this Section, to any prospective purchaser of Notes which is identified to the Company):

            (a) Quarterly Statements. Within 60 days after the end of each of the first three Fiscal Quarters in each Fiscal Year of the Company (in duplicate), (i) an unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such Fiscal Quarter, the related unaudited consolidated statement of income of the Company and its Subsidiaries for such Fiscal Quarter and for the portion of the Fiscal Year ended with the last day of such Fiscal Quarter and the related unaudited consolidated statement of cash flows of the Company and its Subsidiaries for the portion of the Fiscal Year ended with the last day of such Fiscal Quarter and (ii) an unaudited consolidated balance sheet of the Company and its Restricted Subsidiaries as of the end of such Fiscal Quarter, setting forth in each case in comparative form the respective figures (x) in the case of each consolidated balance sheet, as of the last day of the prior Fiscal Year and (y) in the case of the consolidated statements of income and cash flows, for the corresponding periods of the previous Fiscal Year, all in reasonable detail and certified by a Responsible Officer of the Company as complete and correct in all material respects, subject to changes resulting from normal year-end audit adjustments;

            (b) Annual Statements. Within 105 days after the end of each Fiscal Year of the Company (in duplicate),
         (i) a consolidated balance sheet of the Company and its Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows of the Company and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the respective figures as of the end of and for the previous Fiscal Year, all in reasonable detail and accompanied by a report thereon of Arthur Andersen & Co., S.C. or other independent certified public accountants of recognized national standing selected by the Company, which report shall identify those circumstances in which a change in the accounting principles being applied has occurred or the accounting principles employed have not been consistently applied in the current period in relation to the preceding period if such inconsistency materially affects the comparability of the financial statements for such periods, shall be unqualified as to scope limitations imposed by the Company and shall state that such financial statements present fairly, in all material respects, the financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated and have been prepared in accordance with GAAP, that the examination of such accountants was conducted in accordance with generally accepted auditing standards and that such audit provides a reasonable basis for its opinion; and (ii) an unaudited consolidated balance sheet of the Company and its Restricted Subsidiaries as at the end of such Fiscal Year, setting forth in comparative form the respective figures for the preceding fiscal year, which balance sheet shall be in reasonable detail and certified as complete and correct in all material respects and as having been prepared in accordance with GAAP by the Chief Financial Officer or Treasurer of the Company;

            (c) Officers' Certificates. Concurrently with each delivery of financial statements pursuant to clause (a) or (b) of this Section, an Officers' Certificate (in duplicate):

                 (i) stating that the signatories thereto have reviewed the terms of this Agreement and of the Notes, and that such signatories do not have knowledge, as at the date of such Officers' Certificate, of the existence of any condition or event which constitutes (or which, during or at the end of the accounting period covered by the financial statements then being furnished, constituted) an Event of Default or a Default (other than an Excluded Claimed Default or a Default which was capable of being cured, and was in fact cured, prior to the expiration of the period for the giving of notice by the Company of the existence thereof in accordance with clause (g) of this Section), or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company has taken or is taking or proposes to take with respect thereto.

                 (ii) setting forth facts and computations in
              reasonable detail demonstrating compliance at the end of such accounting period with the restrictions contained in Sections 6.2, 6.3(f), 6.4(t), 6.5 and 6.9, provided that, for purposes of such certificate, the calculations relating to Section 6.2(a) and 6.2(b) shall be made as of the end of such Fiscal Quarter and the calculations relating to Sections 6.3(f), 6.4(t), 6.5 and 6.9 shall be made on the assumption that all relevant transactions that occurred during such Fiscal Quarter occurred on the last day of such Fiscal Quarter; and

               (iii) setting forth in sufficient detail the adjustments required in order to reconcile the results of the computations used in providing the information set forth in subclause (ii) of this clause (c) with the corresponding results which would have been obtained if such computations (and the components thereof) had been made in accordance with GAAP in effect on the date as of which such calculations were made;

         (d) Accountant's Certificates. Together with each delivery of annual financial statements pursuant to clause
      (b) of this Section, a written statement (in duplicate) from the independent certified public accountants referred to in said clause (b) who have reported on such financial statements:

               (i) stating whether, in the course of their audit examination or otherwise, anything has come to their attention concerning the existence during the Fiscal Year covered by such financial statements (and whether they have knowledge of the existence as of the date of such written statement) of any condition or event which constitutes a Default or an Event of Default under any of the terms or provisions of this Agreement insofar as any such terms or provisions pertain to or involve accounting matters or determinations, and, if so, specifying the nature and period of existence thereof; and

               (ii)  stating that they have reviewed the
           Officers' Certificate delivered in connection with such annual financial statements pursuant to clause
           (c) of this Section for such Fiscal Year, and, based upon their annual audit examination or otherwise, nothing has come to their attention which causes them to believe that the information contained in such Officers' Certificate pursuant to clause (c)(ii) of this Section is not correct or that the matters set forth in such Officers' Certificate pursuant to such clause (c)(ii) have not been properly stated in accordance with the terms of this Agreement;

         (e) Commission and Other Reports. Within 15 days after the filing or distribution thereof, copies of (i) all financial statements, reports, notices, proxy statements and other written information sent or distributed generally by (x) the Parent to any class of its security holders or
      (y) the Company to any class of its security holders other than the Parent, (ii) all regular and periodic reports (including, if applicable, reports on Form 8-K) and all registration statements, proxy statements, and prospectuses filed by the Parent or the Company or any of its Subsidiaries with any securities exchange or with the Commission, and (iii) all press releases by the Parent or the Company or any of its Subsidiaries to the public concerning material developments in the business of the Parent, the Company or the Company and its Subsidiaries, taken as a whole;

         (f)  Audit Reports.  Promptly upon receipt thereof
      (and in any event within 15 Business Days thereafter), copies (in duplicate) of any report submitted to the Company or any of its Subsidiaries by its independent certified public accountants in their role as external auditors, as opposed to internal auditors, of the Company and its Subsidiaries in connection with any special audit (other than a report resulting from a special audit conducted under the guidance of counsel to which the attorney work-product and/or the attorney-client privilege applies) of the Company or any Subsidiary made by such accountants which contains disclosure or discussion of any development which is likely to have a Material Adverse Effect;

         (g) Defaults, etc. Promptly upon (and in any event within two Business Days (in the case of an event described in clause (a) or (b) of Section 8.1) and within five Business Days (in the case of any event described in any other clause of Section 8.1) after) any Responsible Officer of the Company obtaining knowledge of any condition or event which constitutes an Event of Default or a Default, or becoming aware that the holder of any Note has given any notice or instituted any legal proceedings with respect to a claimed Default or Event of Default or that any Person has given any notice to the Company or any Restricted Subsidiary or instituted any legal proceedings with respect to a claimed default under or in respect of any Indebtedness for Borrowed Money referred to in Section 8.1(e) (other than, in any such case, an Excluded Claimed Default and other than a Default which is capable of being cured, and is in fact cured, prior to the expiration of the period for the furnishing by the Company of an Officers' Certificate as to the existence thereof prescribed in this clause (g), as to which the notice requirement set forth in this clause (g) shall not apply), an Officers' Certificate specifying in reasonable detail the nature and period of existence thereof and what action the Company has taken or is taking or proposes to take with respect thereto;

         (h) ERISA. Promptly (and in any event within five Business Days) after any Responsible Officer of the Company (i) knows or has received written notice of the occurrence of any Termination Event, (ii) with respect to any Multiemployer Plan, receives notice as prescribed in ERISA of any withdrawal liability assessed against any Company Group Member or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA), or (iii) knows or has received written notice that any Plan has incurred an "accumulated funding deficiency" (as such term is defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived, a description of such event or a copy of such notice and a statement by a Responsible Officer of the Company of the action which is proposed to be taken with respect thereto;

         (i) Rule 144A Information. During any period in which the Company is not a public reporting company subject to Section 13 and Section 15(d) of the Exchange Act, promptly upon request therefor (and in any event within five Business Days thereafter) by any holder of Notes or by any prospective "qualified institutional buyer" (as defined in Rule 144A (or any successor rule) promulgated by the Commission under the Securities Act) of any Notes designated by the holder thereof, all information, statements, reports, descriptions of business, products and services, financial statements and other information that may be required to be delivered by a holder of Notes in order to satisfy the requirements of said Rule 144A;

         (j)  Litigation, etc.  Written notice of any
      litigation, administrative proceeding or judgment, together with a description thereof and the steps being taken by the Company and its Subsidiaries with respect thereto, all to such extent and at such time as the Company would be required to make such disclosure if the Company were a public reporting company under the Exchange Act (it being understood that to the extent such disclosures are contained in the reports filed by the Parent with the Commission, then the disclosure hereunder required to be made by the Company to the Purchasers may be made by furnishing to the Purchasers a copy of such reports of the Parent as filed with the Commission);

         (k) MWCC Receivables Purchase Agreement. Promptly upon any amendment or modification to the MWCC
      Receivables Purchase Agreement, a true and correct copy thereof accompanied by a certificate of a Responsible
      Officer certifying thereto;

         (l) Change of Control. Promptly upon (and in any event within five Business Days after) any Responsible Officer of the Company obtaining knowledge of (i) the occurrence of a "Change of Control" (as defined in the Credit Agreement) which is continuing or (ii) the exercise by any banks party to either the Credit Agreement or the Short Term Credit Agreement of their rights under Section 5 thereunder, respectively, written notice thereof describing the same and the steps (if any) being taken by the Company and its Subsidiaries with respect thereto;

         (m) Substitution of Assets in Existing Asset Pool. Promptly upon (and in any event within 15 days after) the substitution of an Unencumbered After-Acquired Asset for an asset in the Existing Asset Pool as permitted by the proviso to Section 6.3(f)(ii)(z), a certificate of a Responsible Officer describing in reasonable detail the assets involved in such substitution and certifying as to the fair market value of such assets;

         (n)  Utilization of Sale-Leaseback Proceeds.
      Promptly upon (and in any event within 15 days after) any proceeds from the sale or disposition of a property subject to a Sale-Leaseback becoming Utilized Proceeds, a certificate of a Responsible Officer describing in reasonable detail the transactions pursuant to which such proceeds became Utilized Proceeds;

         (o) Restricted Subsidiaries. Concurrently with each delivery of financial statements pursuant to clause
      (a) or (b) of this Section, if, during the Fiscal Quarter ending on the date of such financial statements, the designation of any Subsidiary was changed from that of a Restricted Subsidiary to an Unrestricted Subsidiary, or from an Unrestricted Subsidiary to a Restricted Subsidiary, a certificate of a Responsible Officer identifying each such Subsidiary and the change in its designation; and

         (p) Requested Information. Promptly upon request therefor, such other information as to the Business or Condition of the Company or its Subsidiaries as may from time to time be reasonably requested by the holder of any Note.

         5.    INSPECTION OF PROPERTIES AND BOOKS;
  CONFIDENTIALITY. (a) So long as you, your nominee or any other institutional investor shall hold any Note, your or such other institutional holder's representative or representatives may, upon two Business Days' prior notice to the Company, visit and inspect any of the properties of the Company and its Restricted Subsidiaries, including their respective books of account and those records, reports and other papers which are reasonably necessary to evaluate the Business or Condition of the Company or of the Company and its Restricted Subsidiaries, taken as a whole, make copies and extracts therefrom, and discuss their affairs, finances and accounts with the Chief Financial Officer or Treasurer of the Company (or such other appropriate officers of the Company whom shall be designated by the Company for such purpose) and the Company's independent public accountants (and the Company hereby authorizes and directs each such Person to engage in such discussions), all at such reasonable times during normal business hours and as often as may be reasonably requested, provided that, during the continuance of any Default or Event of Default, (i) your or such other institutional investor's reasonable travel and lodging expenses incurred in connection with any such inspection shall be borne by the Company, (ii) the reasonable costs and expenses of any outside consultants hired by the holders of a majority in aggregate principal amount of the Notes in connection with such inspection shall be borne by the Company, subject to the limitation that the Company shall not be required to pay the expenses of more than one such consultant or firm of consultants having expertise in the same field, (iii) any such visit or inspection shall in any event be deemed to have been reasonably requested if at least one Business Day prior to the date on which you or any such institutional holder intends to make the same the Company shall have been advised thereof, and (iv) any officer or employee of the Company or any Restricted Subsidiary who has information relevant to such Default or Event of Default or to the Company's plans in respect thereof with whom you or your representative requests to meet shall be made available.

         (b) You agree, and (by its acceptance of any Note) each other holder of a Note or Notes shall be deemed to have agreed, to use reasonable efforts to hold in confidence, in accordance with, as the case may be, your or such other holder's standard internal procedures (i) all information not generally available to the public furnished to you or such holder, as the case may be, pursuant to clauses (c(ii)), (d),
  (g), (h), (j), (k) and (l) of Section 4 or contained in any document which has been reproduced in any manner by you or any such holder or your respective representatives which was obtained in connection with an inspection of the books of account and other records, reports and papers of the Company and its Restricted Subsidiaries conducted by you or any such holder or your respective representatives as permitted by
  Section 5(a), whether or not such information has been designated as "confidential", and (ii) all information not generally available to the public furnished to you or such holder, as the case may be, pursuant to Section 4 or Section 5(a), as the case may be (other than information described in clause (i) above), which has been designated by the Company or a Subsidiary in writing as "confidential" at the time furnished; provided, however, that you and such other holder may in any event disclose any such information irrespective of whether or not such information shall be non-public or shall have been designated as "confidential" (1) to other holders of Notes and to actual or prospective institutional purchasers of Notes and prospective institutional assignees pursuant to Section 15.3, provided that, with respect to any such information delivered to you consisting of budgets or forecasts, such disclosure may only be made in connection with a proposed transaction that is not pursuant to (A) an effective registration statement under the Securities Act or
  (B) Rule 144 (or any similar provision then in effect) promulgated under the Securities Act), (2) as may be required or necessary to protect your interests in connection therewith pursuant to or in connection with any action, suit or proceeding by, or any statute, rule or regulation of, any Governmental Body having jurisdiction over you, (3) pursuant to any Order of any court, arbitrator or Governmental Body having jurisdiction over you or as otherwise required by law,
  (4) as may be required or necessary to protect your interests in connection therewith in any report, statement or testimony required to be made to or before any Governmental Body having jurisdiction over you or the National Association of Insurance Commissioners or similar organizations or their successors, (5) to your or such other holders' auditors (to the extent required in the course of their audit) or counsel or to your or such other holder's employees (to the extent necessary in the ordinary course of such employees' duties),
  (6) which, after disclosure to you or such other holder, as the case may be, becomes publicly known without breach of this Section 5(b), or (7) to the extent that you or any such holder in good faith believes it necessary in the enforcement of your or such holder's rights under this Agreement and the Notes; and the Company expressly consents to the disclosure of any such information to any of such Persons (and under any such circumstances) contemplated in this clause; and provided further, that any Person to whom any such information shall be disclosed pursuant to clause (1) of the foregoing proviso shall agree to be bound by and subject to the provisions of this Section 5(b). In addition, you hereby acknowledge that you are aware that the United States securities laws restrict the purchase and sale of securities by Persons who possess certain nonpublic information relating to the issuer of such securities.

         6. COVENANTS. The Company covenants and agrees that from the date of this Agreement through the Closing Date and thereafter so long as any Note shall be outstanding:

         6.1. Payment of Notes; Late Charge. The Company will duly and punctually pay the principal of, premium, if any, and interest on the Notes in accordance with the terms of the Notes and this Agreement. If the Company fails to make any payment of principal of, premium, if any, and interest on any Note on the due date therefor in accordance with the terms of such Notes and this Agreement, the Company will pay to the holder of such Note, in addition to all other amounts required to be paid in accordance with the terms of the Notes and this Agreement, on demand, a late charge equal to the lesser of (i) such holder's pro rata share of $30,000 and (ii) 1% of the sum of the amount overdue on such Note plus all interest which has accrued and is payable in respect of such overdue amount at the Default Rate.

         6.2.  Maintenance of Certain Financial Conditions.

         (a)   Minimum Required Shareholders' Equity.  The
  Company will not on any date permit Consolidated
  Shareholders' Equity to be less than the lesser of

               (i)   the total of $471,000,000 plus 25% (or 0%
           in the case of a deficit) of Consolidated Net Income for each of the complete Fiscal Years occurring after the Fiscal Year ended December 31, 1994 and ending prior to such date minus the FAS 106 Adjustment Factor, and

               (ii)  $800,000,000 minus the FAS 106 Adjustment
           Factor.

         (b) Priority Debt. The Company will not on any date permit the aggregate outstanding amount of all Priority Debt of the Company and its Restricted Subsidiaries to exceed 50% of the sum of (i) the book value, net of accumulated depreciation and amortization, of the properties, plant and equipment (including assets subject to Capital Leases) plus
  (ii) the value (determined in accordance with the next succeeding sentence) of the Attributable Assets of the Company and its Restricted Subsidiaries as of such date. For purposes of this Section 6.2(b), as of any date of determination, the value of each Attributable Asset of the Company or any Restricted Subsidiary shall be deemed to be equal to the amount of the Attributable Debt, as of such date of determination, in respect of the Sale-Leaseback relating to such Attributable Asset.

         6.3. Debt. The Company will not, and will not permit any Restricted Subsidiary to create, assume, incur, issue, or otherwise become or remain liable in respect of, any Funded Debt, except that:

         (a) the Company may become and remain liable in respect of the Funded Debt evidenced by the Notes;

         (b) the Company and its Restricted Subsidiaries may remain liable in respect of the Funded Debt outstanding on the date of this Agreement and described in Schedule III or reflected on the Company's most recent audited financial statements referred to in Section 7.4;

         (c) the Company may become and remain liable in respect of Funded Debt owing to any Wholly Owned
      Restricted Subsidiary, and any Restricted Subsidiary may become and remain liable in respect of Funded Debt of such Restricted Subsidiary owing to the Company or any Wholly
      Owned Restricted Subsidiary;

         (d) the Company or any Restricted Subsidiary may become and remain liable with respect to Funded Debt which is secured by a Lien on any property or asset of the Company or any Restricted Subsidiary, if but only if substantially simultaneously with the incurring of such Lien the property or asset subject thereto is transferred to an Unrestricted Subsidiary and all liability with respect to such Funded Debt is, upon such transfer, unconditionally released or canceled in such manner so as to eliminate all liability of the Company or any Restricted Subsidiary under such Lien and such Funded Debt secured thereby;

         (e) the Company and any Restricted Subsidiary may become and remain liable in respect of (i) the Funded Debt of any Person existing at the time such Person is merged into or consolidated with the Company or such Restricted Subsidiary or existing at the time of a sale, lease or other disposition of the properties of such Person, or a division thereof, as an entirety or substantially as an entirety, to the Company or such Restricted Subsidiary, provided that such Funded Debt was not incurred in contemplation of any such event, and (ii) any extension, renewal or refinancing of any such Funded Debt, if and only if such renewal, extension or refinancing does not, except for any premium or fee payable in connection therewith and the current portion, if any, of the Funded Debt being renewed, extended or refinanced, increase the principal amount of such Funded Debt;

         (f) the Company and any Restricted Subsidiary may become and remain liable in respect of Funded Debt in addition to that permitted by the foregoing provisions of this Section if, on the date on which the Company or any such Restricted Subsidiary proposes to incur any such Funded Debt (the "Incurrence Date") and immediately after giving effect to such incurrence and the substantially concurrent incurrence or retirement of any other Funded Debt by the Company and its Restricted Subsidiaries and the application of the proceeds of all such Funded Debt, Total Funded Debt shall not exceed 60% of Total Capitalization; provided, however that nothing in this clause shall permit:

               (i) the incurrence of any Senior Funded Debt on such Incurrence Date unless (in addition to compliance with the foregoing restrictions), immediately after giving effect to such incurrence of Senior Funded Debt and the substantially concurrent incurrence or retirement of any other Senior Funded Debt by the Company and its Restricted Subsidiaries and the application of the proceeds of all such Senior Funded Debt, Total Senior Funded Debt shall not exceed 50% of Total Capitalization, or

               (ii)  the incurrence of any Priority Debt on
           such Incurrence Date unless (in addition to compliance with the foregoing restrictions), immediately after giving effect to such incurrence of Priority Debt and the substantially concurrent incurrence or retirement of any other Priority Debt by the Company and its Restricted Subsidiaries and the application of the proceeds of all such Priority Debt,

                     (y)  the Company shall be in compliance
                       with Section 6.2(b); and

                     (z)  the aggregate outstanding amount of
                       all Priority Debt of the Company and its Restricted Subsidiaries created, assumed, incurred or issued by the Company and its Restricted Subsidiaries secured by the assets contained in the Existing Asset Pool shall not exceed 5% of Total Capitalization; provided, however that, notwithstanding the foregoing provisions of this subclause (z), the Company or any Restricted Subsidiary shall be permitted to create, assume, incur or issue Priority Debt secured by any asset in the Existing Asset Pool in excess of the restrictions contained in such foregoing provisions, but only if, substantially simultaneously with the creation or incurrence of the applicable Lien on such asset, the Company shall designate for inclusion in the Existing Asset Pool in substitution for such asset an Unencumbered After-Acquired Asset with a fair market value (determined in good faith by the Company) equal to or greater than that of such asset. If the Company exercises its right set forth in the immediately preceding proviso to substitute an Unencumbered After-Acquired Asset for an asset contained in the Existing Asset Pool, such Unencumbered After-Acquired Asset will constitute an asset in the Existing Asset Pool for all purposes of this Agreement from and after the effective date of such substitution.

  For all purposes of this Section, (1) in the event the Company or any Restricted Subsidiary shall extend, renew, refund or refinance any Funded Debt, the Company or such Restricted Subsidiary, as the case may be, shall be deemed to have created, assumed or incurred such Funded Debt at the time of such extension, renewal, refunding or refinancing and
  (2) any Person becoming a Restricted Subsidiary after the date of this Agreement shall be deemed to have created, assumed or incurred all of its then outstanding Funded Debt at the time it becomes a Restricted Subsidiary. The Company will not in any event incur, create, assume or permit to exist any Funded Debt of the Company owing to any of its Subsidiaries other than Wholly Owned Subsidiaries.

         6.4. Liens. The Company will not, and will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on or with respect to any asset of any character of the Company or any Restricted Subsidiary (whether held on the date hereof or hereafter acquired) or any interest therein or any income or profits therefrom unless the Notes are equally and ratably secured in accordance with the provisions of the last sentence of this
  Section 6.4, except:

         (a) any Liens created solely to secure the deferred purchase price of any property or asset (other than After-Acquired Operating Property) acquired or constructed by the Company or any Restricted Subsidiary after the date hereof, or Liens created to secure Indebtedness for Borrowed Money incurred solely for the purposes of financing the acquisition or construction of such property if such Indebtedness for Borrowed Money is incurred at the time or within 180 days after such acquisition or construction, or any Liens existing on any property or asset at the time of its acquisition by the Company or any Restricted Subsidiary, provided that (i) the aggregate principal amount of all Indebtedness for Borrowed Money secured by all such Liens on any such property shall at no time exceed the total purchase price or construction cost of such property and (ii) in no event shall any such Lien attach to property of the Company or a Restricted Subsidiary other than the property acquired or constructed (including any improvements, additions or betterments thereto made since such property was originally acquired or constructed) and the rights and documents relating thereto;

         (b) Liens specified on Schedule III or shown on the Company's most recent audited financial statements referred to in Section 7.4 and existing on the date of this Agreement;

         (c) Liens on customer receivables and the proceeds thereof which are created in accordance with the terms of the MWCC Receivables Purchase Agreement or which arise by reason of the sale of customer receivables and the proceeds thereof, provided that, in any event, a Lien arising in connection with a transaction involving the transfer of customer receivables and the proceeds thereof, which transfer under GAAP is treated as a sale, shall conclusively be deemed a sale under this clause
      (c);

         (d) Liens (other than Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies either not yet due or the payment of which is being contested in good faith and by appropriate proceedings and with respect to which the Company has provided for and is maintaining adequate reserves in accordance with GAAP;

         (e) any Lien in the nature of an easement, grant, license, permit, reservation, agreement, undertaking, restriction or condition with respect to cables, pipes, wires, telephone or telegraph poles, sewers, railroad tracks or other public utility purposes or roads, walks or other rights-of-way or for joint or common use of real properties or facilities, including any reciprocal construction, operating and easement agreement, or any other similar encumbrance, including, but not limited to, any lease, sublease, easement, grant or license to use or restriction on the right to use, which does not materially impair the usefulness of the property or the asset in question in the conduct of the business and operations of the Company or the Restricted Subsidiary which owns such property or asset;

         (f) Liens of landlords, carriers, warehousemen, mechanics, materialmen, vendors and other similar Liens incurred in the ordinary course of business for sums either not yet due or the payment of which is being contested in good faith and by appropriate proceedings;

         (g) rights of lessees, sublessees or assignees of the Company or a Restricted Subsidiary with respect to assets of the Company or such Restricted Subsidiary so leased, sublet or assigned;

         (h)  Liens on goods acquired pursuant to the
      issuance of Commercial Letters of Credit, provided that such Liens shall only secure the reimbursement obligations or other amounts to be paid under the agreement with the issuer or an Affiliate of the issuer of such Commercial Letters of Credit;

         (i) any Lien existing on assets of any Person at the time such Person first becomes a Restricted
      Subsidiary, provided that such Lien was not created, extended or renewed in contemplation of such event and attaches solely to such assets;

         (j) Liens on assets of the Company consisting of Capital Leases, other leases, or Conditional Sale
      Obligations in favor of any Wholly Owned Restricted
      Subsidiary, and Liens on assets of any Restricted
      Subsidiary in favor of the Company or a Wholly Owned
      Restricted Subsidiary;

         (k)  Liens arising in the ordinary course of
      business for sums not due or sums being contested in good faith and by appropriate proceedings, but not involving any deposits or advances or indebtedness for borrowed money or the deferred purchase price of property or services;

         (l) Liens securing the Notes which Liens were created in compliance with the last sentence of this Section;

         (m) Liens granted to landlords or to any landlord's mortgagee in the Company's or any Restricted Subsidiary's sublessor's interest in a sublease to secure a consent to such sublease or an agreement to execute a non-disturbance agreement in favor of the sublessee thereunder from such landlord or landlord's mortgagee;

         (n) any attachment, judgment or other similar Lien arising in connection with court proceedings, provided that (i) the execution or other enforcement of such Lien is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings diligently conducted and effective to prevent the forfeiture or sale of any property of the Company or any Restricted Subsidiary or any interference with the ordinary use thereof by the Company or any Restricted Subsidiary, and (ii) such reserve or other appropriate provision, if any, in the amounts and of the types as shall be required by GAAP shall have been made therefor (or, if no such reserve or other provision is required, the Company or such Restricted Subsidiary shall have set aside on its books reserves deemed by the Company to be adequate therefor);

         (o) Liens (other than Liens created or imposed under ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety, safety bonds, appeal bonds (but only to the extent that such reserve or other appropriate provision, if any, in the amounts and of the types as shall be required by GAAP shall have been made therefor (or, if no such reserve or other provision is required, to the extent that the Company or such Restricted Subsidiary shall have set aside on its books reserves deemed by the Company to be adequate therefor)), bids, leases, contracts (other than a contract for the repayment of Indebtedness for Borrowed Money of the Company or any Subsidiary), performance and return-of-money bonds and other similar obligations;

         (p) any Lien on any property or asset of the Company or a Restricted Subsidiary, but only if substantially simultaneously with the incurring of such Lien the property or asset subject thereto is transferred to an Unrestricted Subsidiary and all liability of the Company and any Restricted Subsidiary with respect to the indebtedness secured by such Lien is, upon such transfer, unconditionally released or canceled in such manner so as to eliminate all liability of the Company or any Restricted Subsidiary under such Lien and any indebtedness secured thereby;

         (q) any Lien arising under a lease (other than a Capital Lease or a lease entered into in connection with a Sale-Leaseback) and attaching only to the property so leased and any improvement made thereon or thereto;

         (r) any Lien on the obligation of the Company or any Restricted Subsidiary under any lease or other document related to the operation, use or occupancy of real or personal property or in any guaranty by the Company or any Restricted Subsidiary of the obligation of any Person under any lease or other document related to the operation, use or occupancy of real or personal property;

         (s)  extensions, renewals, refinancings or
      replacements of Liens permitted by clauses (a), (b) and
      (i) of this Section, provided that (i) at the time of such extension, renewal, refinancing or replacement, the incurrence of the Indebtedness for Borrowed Money secured by such Lien shall be permitted under Section 6.3 and
      (ii) such extension, renewal, refinancing or replacement is limited to the property originally encumbered by such Lien (including any improvements, additions or betterments thereto made since the property was originally encumbered by such Lien); and

         (t) Liens in addition to those permitted by the foregoing clauses of this Section securing Indebtedness for Borrowed Money incurred after the date hereof in compliance with Section 6.3(f); provided, however, that no Lien shall be created, incurred or assumed pursuant to this clause (t) unless, immediately after giving effect thereto, to the substantially concurrent incurrence of any other Indebtedness for Borrowed Money and to the substantially concurrent retirement of any other Indebtedness for Borrowed Money, the Company shall be permitted to incur and remain liable in respect of at least $1.00 of additional Funded Debt constituting Priority Debt pursuant to Section 6.3(f).

         For all purposes of this Section, any extension, renewal, refunding or refinancing of any Lien by the Company or any Restricted Subsidiary shall be deemed to be an incurrence of such Lien at the time of such extension, renewal, refunding or refinancing. In the event that any property or asset of the Company or any Restricted Subsidiary shall become or be subject to a Lien not permitted by any of the foregoing clauses (a) through (t), the Company shall make or cause to be made effective provision whereby the obligations of the Company under this Agreement and the Notes will be secured equally and ratably with all other obligations secured by such Lien, and the documentation effecting such securitization shall be in form and substance satisfactory to the holders of the Notes and shall provide, in any event, that the collateral pledged thereunder to the holders of the Notes shall not be released from the Lien created thereby notwithstanding the release of such collateral from any Lien thereon granted to Persons other than the holders of the Notes.

         6.5. Restricted Payments. The Company will not, directly or indirectly (through a Subsidiary or otherwise), declare, order, pay, distribute, make or set apart any sum or property for any Restricted Payment unless, both at the time of and immediately after effect has been given to such proposed action:

           (i) no Default or Event of Default shall have occurred and be continuing, and

          (ii) the aggregate amount of all sums and property included in all Restricted Payments directly or indirectly declared, ordered, paid, distributed, made or set apart by the Company and its Restricted Subsidiaries during the period from and including January 1, 1995 to and including the date of such proposed action shall not exceed the sum of (A) $78,000,000, plus (B) 50% (or minus 100% in case of any deficit) of Consolidated Net Income for the period, taken as one accounting period, from and including January 1, 1995 to and including the end of the most recently completed Fiscal Quarter, plus (C) any repayment by the Parent received after December 31, 1994 of any loan or advance made by the Company or a Restricted Subsidiary, plus (D) any capital contributions received by the Company after December 31, 1994, plus (E) an amount equal to the net proceeds (in cash or, if the consideration therefor is other than cash, the fair value of such consideration as determined in good faith by the Board of Directors) received by the Company from the issue or sale after December 31, 1994 of any shares of capital stock of, or other equity interest in, the Company (including treasury stock but excluding Debt-Like Preferred Stock), plus (F) an amount equal to the net proceeds (in cash or, if the consideration therefor is other than cash, the fair value of such consideration as determined in good faith by the Board of Directors) from the issue or sale at any time of that portion of any indebtedness (other than Subordinated Debt) of the Company or a Subsidiary which, after December 31, 1994, is converted into shares of capital stock of, or other equity interest in, the Company (but excluding Debt-Like Preferred Stock) or into indebtedness of, or shares of capital stock of, or other equity interest in, the Parent, plus (G) the FAS 106 Adjustment Factor;

  provided, however, that notwithstanding the limitations set forth in the foregoing provisions of this Section, so long as no Default or Event of Default shall have occurred and be continuing (both at the time of and immediately after giving effect to such action), the Company may make Restricted Payments consisting of payments to the Parent to enable the Parent to pay its corporate and business expenses, provided that the aggregate amount of such Restricted Payments permitted hereunder shall not exceed $2,000,000 in any Fiscal Year (it being agreed that if the aggregate amount of such Restricted Payments made to the Parent in any Fiscal Year is less than $2,000,000, the amount of the unused portion may be carried forward and added to the amount of Restricted Payments allowed to be made to the Parent under this subclause in the next succeeding Fiscal Year).

         For all purposes of this Section, the amount involved in any Restricted Payment directly or indirectly declared, ordered, paid, distributed, made or set apart in property shall be deemed to be the greater of (x) the fair value of such property (as determined in good faith by the Board of Directors) and (y) the net book value thereof on the book of the Company or any Restricted Subsidiary (as determined in accordance with GAAP), as determined on the date such Restricted Payment is declared, ordered, paid, distributed, made or set apart.

         The Company will not pay any dividend which it has not declared nor will it declare any dividend (other than dividends payable solely in shares of its common stock) on any shares of any class of its capital stock which is payable more than 60 days after the date of declaration thereof.

         6.6. Restrictions on Repayment of Subordinated Debt and Debt-Like Preferred Stock. The Company will not, directly or indirectly (through a Subsidiary or otherwise), declare, order, pay, distribute, make or set apart any sum or property for any optional prepayments of principal of or prepayment charge or premium on, or any redemption, retirement, purchase or other acquisition, directly or indirectly, of any Subordinated Debt or any Debt-Like Preferred Stock of the Company unless (i) both at the time of and immediately after giving effect to such action, no Default or Event of Default shall have occurred and be continuing, and (ii) immediately after giving effect to such payment and to the substantially concurrent incurrence or retirement of other Funded Debt and the application of the proceeds thereof, the Company shall be entitled to incur at least $1.00 of additional Funded Debt under Section 6.3(f).

         6.7. Transactions with Affiliates. The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, enter into or be a party to any transaction or arrangement (including, without limitation, the contribution, transfer, purchase, sale or exchange of property, or the rendering of any service, or the payment of management or other service fees) with any of its Affiliates unless such transaction or arrangement is entered into in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Restricted Subsidiary's business and upon terms that are fair and reasonable and no less favorable to the Company or to such Restricted Subsidiary and the Company, taken together, as the case may be, than those which might be obtained at the time on an arm's-length basis from any Person which is not such an Affiliate; provided, however that the foregoing restrictions shall not apply to (i) transactions relating to the MWCC Receivables Purchase Agreement as in effect on the date hereof or as amended from time to time in compliance with Section 6.21, (ii) transactions between the Company and a Wholly Owned Restricted Subsidiary or between Wholly Owned Restricted Subsidiaries, (iii) loans or advances made in the ordinary course of business to officers of the Company or any Restricted Subsidiary in their capacity as such, (iv) loans and advances by the Company or any Restricted Subsidiary to the Parent made in compliance with Section 6.5 and (v) transactions between the Company or a Wholly Owned Restricted Subsidiary, on the one hand, and a Wholly Owned Subsidiary, on the other, relating to the provision of administrative, accounting and management services; and provided further that any transaction (x) between the Company or any Restricted Subsidiary, on the one hand, and an officer or director of a Restricted Subsidiary, on the other, not otherwise permitted under this Section which is effected without the approval of the Board of Directors or the Chief Executive Officer of the Company in violation of established written Company procedures or (y) which constitutes a crime or tortious wrongdoing against the Company and its Subsidiaries shall not constitute a default hereunder.

         6.8.  Consolidation, Merger, Sale of Assets, etc.
  The Company will not voluntarily liquidate or dissolve, or consolidate or merge with or into any other Person, or permit any other Person to consolidate with or merge with or into it, or participate in a share exchange with or sell, lease, transfer, contribute or otherwise dispose of all or substantially all of its assets to any other Person, except that, subject in any event to compliance with the last paragraph of this Section:

         (a) the Company may consolidate or merge with any other corporation if the Company shall be the continuing or surviving corporation; and

         (b) the Company may consolidate with or merge into, or sell, lease, transfer or otherwise dispose of its assets as an entirety or substantially as an entirety, to any other Person (a "Successor"; any such consolidation, merger or disposition of assets being hereinafter referred to as a "Successor Transaction"), but only if such Successor (i) is a solvent corporation duly organized, validly existing and in good standing under the laws of the United States of America or any state thereof and (ii) expressly assumes, not later than the consummation of such Successor Transaction, pursuant to a written agreement, the due and punctual payment of the principal of, premium, if any, and interest on the Notes according to their tenor, and the due and punctual performance and observance of the obligations of the Company under this Agreement, an executed counterpart of which agreement shall have been furnished to each holder of Notes together with a favorable opinion of counsel to the effect set forth in Exhibit C. Upon consummation of a Successor Transaction and the effective assumption of the due and punctual payment of the principal of premium, if any, and interest on the Notes according to their tenor, and the due and punctual performance and observance of the obligations of the Company under this Agreement, the Successor shall succeed to and be substituted for the Company, with the same effect as if it were an original party to this Agreement, and in the event of any such Successor Transaction consisting of a disposition of assets, the Company shall be released from its obligations under the Notes and this Agreement.

         No consolidation, merger, sale, lease, transfer, contribution or other disposition referred to in clause (a) or (b) of this Section shall be permitted under this Section unless at the time of and immediately after giving effect to any such transaction, (A) no Default or Event of Default shall have occurred and be continuing, (B) to the extent that as a result of such Successor Transaction, any asset owned by the Company or a Restricted Subsidiary immediately prior thereto would be subjected to a Lien of any other party to such Successor Transaction, simultaneously with such Successor Transaction or prior thereto, effective provision shall be made for securing (equally and ratably with any other indebtedness of or guaranteed by the Company then entitled to a Lien on such asset) the obligations of the Company under the Notes and this Agreement in accordance with the provisions of the last sentence of Section 6.4, and
  (C) after giving effect to such Successor Transaction and to the substantially concurrent incurrence or retirement of any Funded Debt of the Company and its Restricted Subsidiaries, and the application of the proceeds thereof, (i) Total Senior Funded Debt shall not exceed 50% of Total Capitalization and (ii) Total Funded Debt shall not exceed 60% of Total Capitalization (it being agreed that, solely for purposes of determining compliance with this clause (C), the consolidated shareholders' equity of the Person (other than the Company) party to such merger, consolidation or transfer of assets as of the end of such Person's most recently completed fiscal quarter prior to such Successor Transaction shall be used to compute that portion of "Total Capitalization" which is attributable to such Person, adjusted upward for any capital contributions or proceeds from the sale of shares of capital stock of such Person received by such Person after the end of such fiscal quarter, and adjusted downward by any distributions with respect to the capital stock of such Person made after the end of such fiscal quarter).

         6.9. Limitation on Sale-Leasebacks. The Company will not, and will not permit any Restricted Subsidiary to, enter into any Sale-Leaseback unless, immediately after giving effect thereto, the conditions specified in subclauses (y) and (z) of clause (ii) to the proviso to
  Section 6.3(f) shall be satisfied.

         6.10. Nature of Business. The Company will not, and will not permit any Restricted Subsidiary to, engage in any line of business in which the Company and its Restricted Subsidiaries are not currently engaged if as a result thereof the business engaged in by the Company and its Restricted Subsidiaries, taken as a whole, would, in the reasonable opinion of the Company, be substantially different from what it was on the date of this Agreement (as generally described in the Memorandum); provided, however, that the future sale of lines of merchandise and services which are not currently being offered by the Company and its Restricted Subsidiaries to their retail customers shall not be deemed to constitute a new line of business for purposes of this Section. In addition, the Company shall at all times cause a substantial percentage of the business of the Company and its Restricted Subsidiaries, taken as a whole, to be derived from the sale of merchandise and services to retail customers.

         6.11. Maintenance of Office. Until the principal, premium, if any, and interest on the Notes shall have been paid in full to the registered holders thereof, the Company will maintain its principal office at a location in the United States of America where notices, presentations and demands in respect of this Agreement and the Notes may be made upon it, and will notify each holder of a Note in writing of any change of location of such office at least 30 days prior to such change of location. Such office shall first be maintained at Montgomery Ward Plaza, Chicago, Illinois 60671-0001.

         6.12. Books and Records; Fiscal Year. The Company will, and will cause each Subsidiary to, (a) keep proper books of record and account in which full, true and correct entries will be made of all its business dealings and transactions and (b) maintain a system of accounting established and administered in such a manner as to permit its financial statements to be prepared in accordance with GAAP.

         6.13. Corporate Existence; Licenses, etc. The Company will, and will cause each Restricted Subsidiary to, do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence (except as otherwise permitted by Section 6.8) and its charter and statutory rights and all licenses, leases and franchises necessary in any material respect for the conduct of its business as now conducted and as proposed to be conducted; except that (i) the existence of any Restricted Subsidiary and its charter and statutory rights may be terminated and (ii) subject to compliance with Section 6.8 the rights, licenses, leases and franchises of the Company or any Restricted Subsidiary may be abandoned, modified or terminated if such abandonment, modification or termination, either individually or together with all other such abandonments, modifications and terminations, would not have a Material Adverse Effect.

         6.14. Payment of Taxes, Claims for Labor and
  Materials, etc. The Company will, and will cause each of its Subsidiaries to, promptly pay and discharge or cause to be promptly paid and discharged when due and before the same shall become delinquent (a) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its franchises, Licenses, businesses or property (real, personal or mixed), or upon any part thereof, (b) all claims of landlords, carriers, warehousemen, mechanics, materialmen and other similar Persons for labor, materials, supplies and rentals which, if unpaid, might by law become a Lien or charge upon any of its property, and (c) all trade accounts payable in accordance with applicable business terms; provided, however, that the failure of the Company or any of its Subsidiaries to pay any such tax, assessment, charge, levy, claim or account payable shall not be required or constitute a default hereunder if and for so long as the amount, applicability or validity thereof shall concurrently be contested in good faith by appropriate and timely actions or proceedings diligently pursued, and if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor.

         6.15. Maintenance of Properties. The Company will, and will cause each Subsidiary to, maintain and keep, or cause to be maintained and kept, all properties (whether owned or leased) used or useful in the business of the Company and its Subsidiaries in good repair, working order and condition (ordinary wear and tear excepted) in all material respects.

         6.16. Insurance. The Company will, and will cause each Subsidiary to, keep adequately insured, by financially sound and reputable insurers, all of its property of a character customarily insured against by prudent corporations engaged in the same or a similar business and similarly situated against loss or damage of the kinds and in amounts customarily insured against by such corporations, and with deductibles, self insurance or coinsurance no greater than is customary, and carry, with such insurers in customary amounts, such other insurance, including public liability insurance and insurance against claims for any violation of applicable law, as is customarily carried by prudent corporations of established reputation engaged in the same or a similar business and similarly situated.

         6.17. Compliance with Laws. The Company will not, and will not permit any Subsidiary to, knowingly violate in any material respect any law, statute, rule, regulation or ordinance or any Order of, or restriction imposed by, any court, arbitrator or Governmental Body in respect of the conduct of its business and the ownership of its properties (including, without limitation, all Environmental Laws and all applicable laws, statutes, rules, regulations, ordinances and Orders relating to occupational health and safety standards, consumer protection and equal employment opportunities); provided, however, that any violation in any material respect by the Company or any of its Subsidiaries of any Environmental Law or any employee benefit, health or safety Order, rule or regulation, either individually or together with all other such violations, shall not be deemed a breach of this Section 6.17 so long as (i) such violation, either individually or together with all other such violations, would not be likely to prevent the Company from performing its obligations under this Agreement and the Notes and (ii) the Company or such Subsidiary, upon notice of such violation, takes appropriate action to cure such violation.

         6.18. Subsidiary Dividends, Distributions and Transfers. Except as required by applicable law, the Company will not permit any Restricted Subsidiary to enter into, adopt, create or otherwise be or become bound by or subject to, any contract or charter or by-law provision limiting the amount of, or otherwise imposing restrictions on the declaration, payment or setting aside of funds for the making of, dividends or other distributions in respect of the capital stock of such Restricted Subsidiary to the Company or another Restricted Subsidiary.

         6.19. Designation of Restricted Subsidiaries.

         (a) The Company will not permit any Restricted Subsidiary to be designated as, or otherwise to become, an Unrestricted Subsidiary unless immediately after such designation, and after giving effect thereto, (i) no Default or Event of Default shall have occurred and be continuing, and (ii) the Company shall be permitted to incur at least $1.00 of additional Funded Debt pursuant to Section 6.3(f).

         (b) The Company will not permit any Unrestricted Subsidiary to be designated as a Restricted Subsidiary unless (A) immediately after such event, and after giving effect thereto, (i) no Default or Event of Default shall have occurred and be continuing, and (ii) the Company shall be permitted to incur at least $1.00 of additional Funded Debt pursuant to Section 6.3(f), and (B) such Unrestricted Subsidiary had not previously been a Restricted Subsidiary at any time within the three year period prior to the date of any such proposed designation.

         6.20. ERISA. The Company will not, and will not permit any Subsidiary or any Company Group Member to:

      (i) permit to exist with respect to any Plan any "accumulated funding deficiency" (as such term is defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived;

     (ii) permit to be filed a notice of intent to terminate a Plan or Plans under Title IV of ERISA other than in a standard termination under Section 4041(b) of ERISA;

    (iii)  permit to be instituted by the PBGC
      proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Plan or Plans; or

     (iv)  withdraw from any Multiemployer Plan;

  if there shall result from any such event or events referred to in clauses (i) through (iv) of this Section 6.20 a reasonable risk of incurring a liability on the part of any Company Group Member which would have a Material Adverse Effect; provided, however, that the occurrence of any event referred to in clause (iv) of this Section 6.20 shall not be deemed a breach of this Section 6.20 so long as (x) the occurrence of such event, either individually or together with the occurrence of all other events described in clauses
  (i) through (iv) of this Section 6.20, would not be likely to prevent the Company from performing its obligations under this Agreement and the Notes and (y) any liability associated with the occurrence of such event is paid when due.

         6.21. Amendments to MWCC Receivables Purchase Agreement. The Company will not enter into any amendment to the MWCC Receivables Purchase Agreement as in effect on the date hereof which amendment would have a Material Adverse Effect or would be materially disadvantageous to the holders of the Notes, unless the holders of not less than 51% of the Notes at the time outstanding consent to such amendment.

         7. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to you that:

         7.1. Organization and Authority of the Company, etc. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois and has all requisite legal right, power and authority (i) in all material respects to own or hold under lease the property it purports to own or hold under lease and to carry on its business as now conducted, (ii) to enter into this Agreement, (iii) to perform its obligations under this Agreement and the Notes and (iv) to consummate the transactions contemplated hereby (including the issuance and sale of the Notes). The Company has, by all necessary corporate action (no action of shareholders of the Company being required by law, by its charter or by-laws, or otherwise in connection therewith), duly authorized the execution and delivery of this Agreement and the Notes and the performance of its obligations under this Agreement and the Notes and the consummation of the transactions contemplated hereby (including the issuance and sale of the Notes). This Agreement constitutes and the Notes, when duly issued and delivered in accordance with the provisions of this Agreement, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as such enforceability may be limited by the application of bankruptcy, moratorium, reorganization and other laws affecting the rights of creditors generally or by general equitable principles (whether a proceeding is brought in equity or at law).

         7.2. Subsidiaries. Schedule II lists all existing Subsidiaries of the Company, indicates which existing Subsidiaries are Restricted Subsidiaries and correctly sets forth, as to each Subsidiary (a) its name, (b) its jurisdiction of incorporation and (c) the percentage of its issued and outstanding shares of capital stock, exclusive of directors qualifying shares, owned by the Company or one of its Subsidiaries (specifying each such Subsidiary). Each such Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite legal right, power and authority in all material respects to own or hold under lease the property it purports to own or hold under lease and to carry on its business as now conducted. All the outstanding shares of capital stock of each such Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and all such shares indicated on Schedule II as owned by the Company or any other Subsidiary are owned beneficially and of record by the Company or such other Subsidiary, as the case may be, free and clear of any Lien. There are no outstanding rights, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company or any of its Subsidiaries of any shares of capital stock of any of such Restricted Subsidiaries.

         7.3. Qualification. Each of the Company and its Subsidiaries is duly qualified or licensed and in good standing as a foreign corporation duly authorized to do business in each jurisdiction (other than the jurisdiction of its incorporation) in which the nature of its activities or the character of the properties it owns or leases makes such qualification or licensing necessary and where failure to maintain such qualification or license could have a Material Adverse Effect on the Company or such Subsidiary.

         7.4. Business and Property; Financial Statements, etc. The Company has furnished to you a true and complete copy of the Confidential Information Memorandum, dated May 1995 (together with the schedules, exhibits and attachments thereto, the "Memorandum"), prepared by ABN AMRO Bank N.V. and NationsBanc Capital Markets, Inc. (together, the "Placement Agents") in connection with the offering by the Placement Agents, on behalf of the Company, of the Notes. The Memorandum correctly describes in all material respects, as of its date, the business and material properties of the Company and its Subsidiaries and the nature of their respective operations. The Memorandum contains (i) Ratio Comparisons of the Company with Major Retailers for 1994,
  (ii) Financial Summary for the Years 1992 through 1994, respectively, (iii) Total Company Sales and Earnings for 1992 through 1994, respectively, (iv) Projected Total Company Sales and Earnings for 1995 through 1999, respectively, (v) Total Stores Merchandising Sales and Earnings for 1992 through 1994, respectively, (vi) Projected Total Stores Merchandising Sales and Earnings for 1995 through 1999, respectively,(vii) Comparable Stores Merchandising Sales and Earnings for 1994 and Projected Comparable Stores Merchandising Sales and Earnings for 1995 through 1999, respectively, (viii) New Stores Merchandising Sales and Earnings for 1994 and Projected New Stores Merchandising Sales and Earnings for 1995 through 1999, respectively, (ix) Total Lechmere Revenues and Earnings for 1992 through 1994, respectively, (x) Total Projected Lechmere Revenues and Earnings for 1995 through 1999, respectively, (xi) Signature Revenues and Earnings for 1992 through 1994, respectively, (xii) Signature's Projected Revenues and Earnings for 1995 through 1999, respectively,
  (xiii) Capital Expenditures for 1992 through 1994, respectively, (xiv) Projected Capital Expenditures for 1995 through 1999, respectively, (xv) Planned New Stores 1995 through 1999, respectively, (xvi) Balance Sheet of the Company at year end 1992 through 1994, respectively, (xvii) Projected Balance Sheet of the Company at year end 1995 through 1999, respectively, (xviii) Cash Flows for the Company for 1992 through 1994, respectively, (xix) Projected Cash Flows for the Company for 1995 through 1999, respectively, (xx) the Company's audited Consolidated Statements of Income for the 52-week periods ended December 29, 1990, December 28, 1991, January 1, 1994, and December 31, 1994 and for the 53-week period ended January 2, 1993, respectively, (xxi) the Company's audited Consolidated Balance Sheet as at December 29, 1990, December 28, 1991, January 2, 1993, January 1, 1994 and December 31, 1994, respectively, (xxii) the Company's audited Consolidated Statements of Shareholders' Equity for the 52-week periods ended December 29, 1990, December 28, 1991, January 1, 1994, and December 31, 1994 and for the 53-week period ended January 2, 1993, respectively, (xxiii) the Company's audited Consolidated Statement of Cash Flows for the 52-week periods ended December 29, 1990, December 28, 1991, January 1, 1994, and December 31, 1994 and for the 53-week period ended January 2, 1993, respectively, (xxiv) the Parent's Form 10-K for the 52-week period ending December 31, 1994 (including
  (A) the Parent's audited Consolidated Statements of Income for the 52-week periods ended January 1, 1994 and December 31, 1994 and for the 53-week period ended January 2, 1993, respectively, (B) the Parent's audited Consolidated Balance Sheet as at January 1, 1994 and December 31, 1994, respectively, (C) the Parent's audited Consolidated Statement of Shareholders' Equity for the 52-week periods ended January 1, 1994 and December 31, 1994 and for the 53-week period ended January 2, 1993, respectively, and (D) the Parent's audited Consolidated Statement of Cash Flows for the 52-week periods ended as of January 1, 1994 and December 31, 1994 and for the 53-week period ended January 2, 1993, respectively, and (xxv) the Parent's Form 10-Q for the quarterly period ended April 1, 1995 (including (A) the Parent's unaudited Consolidated Statements of Income for the 13-week periods ended April 2, 1994 and April 1, 1995, respectively, (B) the Parent's unaudited Consolidated Condensed Balance Sheet as at December 31, 1994 and April 1, 1995, respectively, and (C) the Parent's unaudited Consolidated Statement of Cash Flows for the 13-week periods ended April 2, 1994 and April 1, 1995, respectively). The Company has also delivered to you the Parent's 10-K reports for its fiscal years ended December 29, 1990, December 28, 1991, January 2, 1993 and January 1, 1994. All audited financial statements included in the Memorandum or described in the preceding sentences and all related schedules and notes have been prepared in accordance with GAAP, in each case applied on a consistent basis throughout the periods specified (except for changes specifically noted therein), are correct and complete in all material respects and present fairly the financial position of such corporation or corporations to which they relate as at the respective dates thereof and the results of operations and changes in financial position (or cash flows, as applicable) of such corporation or corporations for the respective periods specified. The projected financial statements contained in the Memorandum and the other projections referred to in the Memorandum were prepared based on assumptions which were reasonable at the time of such preparation and made in good faith, and such assumptions remain reasonable as of the date hereof. Except as reflected in the financial statements referred to in this Section (or the notes thereto), neither the Company nor any of its Subsidiaries had, as of the date of such financial statements, any material liabilities, contingent or otherwise.

         7.5. Changes, etc. Since the date of the most recent audited balance sheet of the Company referred to in
  Section 7.4 (a) the business of the Company and its Subsidiaries has been conducted only in the ordinary course and there has been no Material Adverse Change in the Business or Condition of the Company and its Subsidiaries, taken as a whole, and (b) there has been no occurrence or development, whether or not insured against, which has had a Material Adverse Effect in the Business or Condition of the Company and its Subsidiaries, taken as a whole.

         7.6. Title to Property; Leases. The Company and each of its Subsidiaries has good and marketable title in fee simple (or its equivalent under applicable law) to the real properties they purport to own and good title to the other properties they purport to own, including those reflected in the most recent audited balance sheet of the Company referred to in Section 7.4 or purported to have been acquired by the Company or any of its Subsidiaries after the date of such balance sheet (other than properties disposed of in the ordinary course of business), free and clear of Liens other than Liens permitted by Section 6.4 except where the failure to maintain such title to any property, either alone or together with all other such failures, would not have a Material Adverse Effect. The Company and its Subsidiaries enjoy peaceful and undisturbed possession in all material respects under all leases of all personal and all real property under which they operate; all such leases are valid and subsisting and in full force and effect in all material respects; and neither the Company nor any of its Subsidiaries is in default in the performance or observance of its obligations under any provisions of any such lease which default could, either alone or together with all other such defaults, have a Material Adverse Effect.

         7.7.  Compliance with Laws, Other Instruments; No
  Conflicts, etc.  (a)    Neither the Company nor any of its
  Subsidiaries is in violation of any term or provision of its corporate charter or by-laws or other organizational documents. Neither the Company nor any of its Subsidiaries is in violation or default of (i) any term or provision of any agreement, indenture, mortgage, instrument or License to which it is a party or by which it or any of its properties may be bound or affected, or (ii) any existing statute, law, governmental rule, regulation or ordinance, or any Order of any court, arbitrator or Governmental Body applicable to it or its properties (including, without limitation, any statute, law, rule, regulation, ordinance or Order relating to occupational health and safety standards, consumer protection or equal employment practice requirements), the consequences of which violation or default, either in any one case or taken together with all other such violations or defaults, could have a Material Adverse Effect.

         (b) None of the execution and delivery of this Agreement or the Notes or the consummation of the transactions contemplated hereby or the performance of the terms and provisions hereof and thereof will (i) result in any breach of or be in conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in a loss of any benefit to which the Company or any of its Subsidiaries is entitled under, or result in (or require) the creation of any Lien upon any property of the Company or any of its Subsidiaries under, its corporate charter or by-laws or other organizational documents, or any term of any agreement, indenture, mortgage, instrument or License to which the Company or any of its Subsidiaries is a party or by which the Company or any of their respective properties may be bound or affected, or (ii) violate any provision of any statute, law, rule, regulation or ordinance or any Order of any court, arbitrator or of any Governmental Body applicable to the Company or any of its Subsidiaries or their respective properties.

         7.8. Consent and Approvals. No Approval by, from or with, and no other action in respect of, any Governmental Body or any other Person (including any trustee or holder of any indebtedness, securities or other obligations of the Company or any of its Subsidiaries) is required (a) for or in connection with the valid execution and delivery by the Company of or the performance by the Company of its obligations under this Agreement or the Notes or the consummation by the Company of the transactions contemplated hereby, including the offer, issuance, sale and delivery by the Company of the Notes or (b) as a condition to the legality, validity or enforceability as against the Company of this Agreement or the Notes.

         7.9. Litigation. There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties (and no basis therefor is known to the Company) in any court or before any arbitrator of any kind or before or by any Governmental Body, which (a) question the validity or legality of this Agreement or the Notes or the MWCC Receivables Purchase Agreement or any action taken or to be taken pursuant to this Agreement or the Notes or (b) might result, either in any one case or in the aggregate, (i) in an impairment of the ability of the Company to perform its obligations under this Agreement, the Notes or the MWCC Receivables Purchase Agreement, or (ii) in a Material Adverse Change.

         7.10. Licenses, Patents, Trademarks, Authorizations, etc. The Company and its Subsidiaries own, possess or have the right to use (without any known conflict with the rights of others) all permits, franchises, patents, trademarks, service marks, trade names, copyrights, licenses, permits and governmental or other authorizations or the like (collectively, "Licenses") which are necessary to the conduct of their respective businesses as conducted on the date hereof and with respect to which the failure to own, possess or have the right to use could, either alone or together with all other such failures, have a Material Adverse Effect. Each such License is in full force and effect, and the Company or its applicable Subsidiary, as the case may be (whichever shall own, possess or have the right to use the same), has fulfilled and performed its obli-

  gations with respect thereto in all material respects. No default in the performance or observance by the Company or any such Subsidiary of its obligations thereunder has occurred (and, so far as is known to the Company no other event has occurred) which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such License or which has had, or in the future may (so far as the Company can now reasonably foresee) have, a Material Adverse Effect.

         7.11. Taxes. The Company and its Subsidiaries have filed each tax return which is required by law to have been filed by them in any jurisdiction except where the failure to file such return could not, either individually or together with all other such failures, have a Material Adverse Effect. The Company and its Subsidiaries have paid, or made appropriate provisions on their books and records therefor, all taxes, assessments, fees and charges of each Governmental Body shown to be owing on such returns to the extent the same have become due and payable and before they have become delinquent other than (i) those presently payable without penalty or interest, (ii) those being contested in good faith by appropriate and timely actions or proceedings diligently pursued with respect to which adequate reserves have been established in accordance with GAAP on the basis of the best estimates of ultimate liability by the entity responsible therefor and (iii) taxes, assessments, fees and charges the non-payment of which could not, either individually or in the aggregate, have a Material Adverse Effect. The Federal income tax returns of the Company and its consolidated Subsidiaries have been examined and reported on by applicable taxing authorities or closed by applicable statute for all Fiscal Years through the Fiscal Year ended December 29, 1990. Except as set forth on Schedule IV, the Company does not know of any material additional assessment or proposed assessment for any Fiscal Year, and no material controversy in respect of additional Federal or state income taxes is pending or to the knowledge of the Company is threatened.
  In the opinion of the Company, all tax liabilities (including taxes for all open years and for its current fiscal period and including any such tax liabilities which are likely to result from those items set forth on Schedule
  IV) are adequately provided for on the books of the Company and its consolidated Subsidiaries in accordance with GAAP.

         It is recognized and acknowledged by the Purchasers that, from 1976 through June 22, 1988, for federal income tax purposes the Company and its Subsidiaries were members of the affiliated group of which Mobil Corporation ("Mobil"), the Company's ultimate parent corporation during such period, was the common parent, and the income of the Company and its Subsidiaries was included in the consolidated federal income tax returns of Mobil for such period. All filings and payments with respect to such period have been made directly by Mobil, and all refunds with respect thereto have been paid directly to Mobil; and the Company and its Subsidiaries have made and received payments with respect to such taxes under tax sharing agreements with Mobil and/or a Subsidiary thereof. Accordingly, all representations and warranties made in this
  Section 7.11 with respect to federal income taxes as they relate to such period are qualified to the best of the Company's general knowledge of Mobil's practices and procedures. To the best of its knowledge the Company has made all payments which are now due to Mobil under such tax sharing agreements.

         7.12. Compliance with ERISA. (a) Except to the extent that the following, considered in the aggregate, would not reasonably be expected to subject the Company or any of its Subsidiaries to a liability or involve an amount which, in the aggregate, would have a Material Adverse Effect, (i) no Termination Event has occurred, and, to the best of the Company's knowledge, no event or condition has occurred or exists as a result of which any Termination Event would reasonably be expected to occur, with respect to any Plan, (ii) no accumulated funding deficiency (as defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred with respect to any Plan, (iii) the present value of all accrued benefits under each Plan (based on those assumptions used to fund such Plan, which assumptions are reasonable) did not, as of the most recent valuation date, which for any such Plan was not earlier than 16 months prior to the date as of which this representation is made, exceed the then current value of the assets of such Plan allocable to such benefits, (iv) no Company Group Member has incurred, or, to the best of the Company's knowledge, is reasonably expected to incur, any withdrawal liability to any Multiemployer Plan which has not been satisfied in full, (v) no Company Group Member has received any notification that any Multiemployer Plan is in reorganization (as defined in Section 4241 of ERISA), is insolvent (as defined in Section 4245 of ERISA) or has been terminated, within the meaning of Title IV of ERISA, and, to the best of the Company's knowledge, no Multiemployer Plan is reasonably expected to be in reorganization or insolvent or to be terminated, (vi) no prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the
  Code) or breach of fiduciary responsibility has occurred which has subjected or, to the best of the Company' knowledge, would reasonably be expected to subject any Company Group Member to any liability under Section 406, 409, 502(i) or 502(1) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which such Company Group Member has agreed or is required to indemnify any person against any such liability, and (vii) no Company Group Member has incurred, or, to the best of the Company's knowledge, is reasonably expected to incur, any liability to the PBGC (other than for insurance premiums, which have been paid when due) which has not been satisfied in full.

         (b) Full payment has been made on or before the due date thereof of all amounts which any Company Group
  Member is or was required under the terms of each Plan to have paid as contributions to such Plan as of the date hereof.

         (c) No Lien imposed under the Code or ERISA on the assets of any Company Group Member exists or, to the best of the Company's knowledge, is reasonably likely to arise on account of any Plan.

         (d) Based on your representation in Section 1.6, and in reliance upon an assumption that the relevant provisions of the proposed prohibited transaction class exemption published by the Department of Labor in the Federal Register on August 22, 1994 (59 FR 43134, August 22,
  1994) will become final in the form so published, the execution and delivery of this Agreement and the issue and sale of the Notes as herein contemplated will not involve any transaction in connection with which a tax or penalty could be imposed pursuant to Section 4975 of the Code or
  Section 502 of ERISA.

         7.13. Private Offering. Neither the Company nor the Placement Agents (the only Persons authorized or employed by the Company to act on its behalf in connection with the offer and sale of the Notes or any similar securities of the Company) or any other Person has offered the Notes or any similar securities of the Company for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Purchasers and 117 other institutional investors, each of which was offered the Notes at private sale for investment. Neither the Company nor any other Person acting on its behalf has taken, or will take, any action which would subject the issuance or sale of the Notes to Section 5 of the Securities Act or to the registration or qualification requirements of any securities or blue sky law of any applicable jurisdiction.

         7.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds from the sale of the Notes under this Agreement as provided in Section 1.4. No part of the proceeds from the sale of the Notes will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207, as amended), or for the purpose of purchasing or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224, as amended) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220, as amended). No Indebtedness for Borrowed Money being reduced or retired out of the proceeds of the sale of the Notes was incurred for the purpose of purchasing or carrying any margin stock within the meaning of such Regulation G or any "margin security" within the meaning of such Regulation T, and the Company does not own or have any present intention of acquiring directly or indirectly any such margin stock or any such margin security. The assets of the Company and its Subsidiaries do not consist on the date hereof of any such margin stock or any such margin security. None of the transactions contemplated by this Agreement (including, without limitation, the direct or indirect use of the proceeds from the sale of the Notes) will violate or result in a violation of Section 7 of the Exchange Act or any regulations issued pursuant thereto, including, without limitation, said Regu-

  lation G, Regulation T and Regulation X.

         7.15. Debt, etc. Schedule III correctly describes all secured and unsecured Indebtedness for Borrowed Money of the Company and each of its Subsidiaries incurred since the date of the most recent audited financial statements of the Company referred to in Section 7.4. No event of default, payment default or, to the best of the Company's knowledge, any other default exists or, after giving effect to the issuance and sale of the Notes pursuant to this Agreement, will exist (or, but for the waiver thereof, would exist) under any instrument or agreement evidencing, providing for the issuance or securing of, or otherwise relating to any Indebtedness for Borrowed Money of the Company or any Subsidiary. The Company is not a party to or bound by any charter provision, by-law, other organizational document agreement, indenture, mortgage, lease, instrument or License which contains any restriction on the incurrence by it of any Indebtedness for Borrowed Money other than (i) this Agreement, (ii) that certain Long Term Credit Agreement, dated as of September 15, 1994 (the "Credit Agreement"), among the Company, various banks named therein, The First National Bank of Chicago, as Documentary Agent, The Bank of Nova Scotia, as Administrative Agent, The Bank of New York, as Negotiated Loan Agent, and Bank of America National Trust and Savings Association, as Advisory Agent, (iii) that certain Short Term Credit Agreement, dated as of September 15, 1994 (the "Short Term Credit Agreement") among the Company and the other parties to the Credit Agreement, (iv) those certain Note Purchase Agreements, dated as of March 1, 1993, as amended (the "1993 Note Purchase Agreements") each between the Company and one of the note purchasers named in
  Schedule I thereto, (v) that certain Purchase and Master Lease Agreement, dated as of January 15, 1995 (the "Credit Lyonnais Lease"), among the Company, Lechmere, the Lessors referred to therein and Credit Lyonnais Chicago Branch, as Agent for the Lessors, and (vi) that certain Purchase and Master Lease Agreement, dated as of March 15, 1995 (the "Sumitomo Lease"), among the Company, Lechmere, the Lessors referred to therein and Sumitomo Bank Leasing and Finance, Inc., as Agent for Lessors. True and correct copies of the Credit Agreement, the Short Term Credit Agreement, the 1993 Note Purchase Agreements, the Credit Lyonnais Lease and the Sumitomo Lease have been delivered to your special counsel. The Company is permitted to incur the Indebtedness for Borrowed Money evidenced by the Notes in accordance with the terms of the Credit Agreement, the Short Term Credit Agreement, the 1993 Note Purchase Agreements, the Credit Lyonnais Lease and the Sumitomo Lease.

         7.16. Status Under Certain Statutes; Other
  Regulations. Neither the Company nor any of its Subsidiaries is an "investment company" or a Person directly or indirectly "controlled" by or "acting on behalf of" an "investment company" within the meaning of the Investment Company Act of 1940, as amended. Neither the Company nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. Neither the Company nor any of its Subsidiaries is a "public utility," as such term is defined in the Federal Power Act, as amended. The Company is not subject to regulation under any Federal or state law, statute, rule, regulation or ordinance which limits its ability to incur Indebtedness for Borrowed Money.

         7.17. Labor Matters. There are no labor disputes between the Company or any of its Subsidiaries on the one hand and any of its employees or representatives of such employees on the other hand which in the aggregate could have a Material Adverse Effect.

         7.18. Full Disclosure. None of this Agreement, the Memorandum or any other document, certificate or instrument delivered to you by or on behalf of the Company in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which the same were made, not misleading. There is no fact known to the Company which Materially Adversely Affects or in the future may (so far as the Company can now reasonably foresee) have a Material Adverse Effect or impair the ability of the Company to perform its obligations under this Agreement or the Notes which has not been set forth or reflected in this Agreement, the Memorandum or in the other documents, certificates and instruments referred to herein and delivered to you by or on behalf of the Company on or prior to the date hereof in connection with the transactions contemplated by this Agreement.

         7.19. Environmental Matters. (a) The Company and its Subsidiaries currently hold and at all times heretofore the Company and its Subsidiaries held all Environmental Permits that they are or were required to hold under all Environmental Laws except to the extent failure to have any such Environmental Permit will not cause a Material Adverse Effect.

         (b) The Company and its Subsidiaries currently are, and at all times heretofore the Company and its Subsidiaries have been, in compliance with all terms and conditions of all such Environmental Permits and, to the best of the Company's knowledge, the Company and its Subsidiaries are, and at all times heretofore have been, in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in all applicable Environmental Laws except to the extent failure to comply therewith, in any one case or in the aggregate, will not cause a Material Adverse Effect.

         (c) The Company and its Subsidiaries have never received, and, so far as is known to the Company, no predecessor in interest of the Company or any of its Subsidiaries in respect of any of the Company Premises has ever received, from any Governmental Body or other Person any notice of, and the Company has no knowledge of, any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans that could interfere with or prevent compliance or continued compliance in all material respects with the Environmental Permits referred to in clause (b) of this Section or any scheduled renewals thereof or any Environmental Laws, or that could give rise to any liability on the part of the Company and its Subsidiaries or otherwise form the basis of any claim, action, demand, request, notice, suit, proceeding, hearing, study or investigation (collectively, "Environmental Claims") involving the Company or any of its Subsidiaries, based on or related to (i) a violation of any Environmental Law or (ii) the manufacture, generation, refining, processing, distribution, use, sale, treatment, receipt, storage, disposal, transport, arranging for transport or handling, or the emission, discharge, release or threatened release into the environment, of any Hazardous Substance, other than liabilities, noncompliances, notices, events, conditions, circumstances, activities, practices, incidents, actions, plans or Environmental Claims referred to in this clause (c) that will not cause, either in any one case or in the aggregate, a Material Adverse Effect.

         7.20. Ranking of Obligations under this Agreement.
  The obligations of the Company under this Agreement and the Notes rank pari passu with the claims of all other senior unsecured creditors of the Company.

         7.21. Foreign Assets Control Regulations, etc. Neither this Agreement nor any transaction contemplated hereby (including the issuance and sale of the Notes) is or will be in violation of the Foreign Funds Control Regulations, the Transaction Control Regulations, the Foreign Assets Control Regulations, the Iranian Assets Control Regulations, the Nicaraguan Trade Control Regulations, the Libyan Sanction Regulations or the South African Trade Control Regulations of the United States Treasury Department (as defined in 31 CFR, Subtitle B, Chapter V, as amended). Neither the Company nor any of its Subsidiaries is a "national" of a "designated foreign country" or of any foreign country subject to any restriction, or a Person defined as a "designated foreign country", under said Chapter V, as amended.

         8.    EVENTS OF DEFAULT; REMEDIES.

         8.1. Events of Default Defined; Acceleration of Maturity. If any of the following conditions or events (each herein called an "Event of Default") shall occur and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with judicial or governmental or administrative order or action or otherwise):

         (a) default shall be made in the due and punctual payment of all or any part of the principal of or premium, if any, on any Note when and as the same shall become due and payable, whether on a date fixed for prepayment, at stated maturity, by acceleration or declaration, or otherwise; or

         (b) default shall be made in the due and punctual payment of any interest on any Note when and as such interest shall become due and payable, and such default shall have continued for a period of two Business Days after actual knowledge thereof by a Responsible Officer of the Company (through notice thereof by the holder of any Note or otherwise); or

         (c) default shall be made in the due performance or observance of any covenant, provision, agreement or condition contained in Section 6.2, Section 6.3, Section
      6.5, Section 6.6, Section 6.8 or Section 6.9; or

         (d) default shall be made in the due performance or observance of any other covenant, provision, agreement or condition contained in this Agreement (other than any default referred to in the foregoing clauses (a), (b) and
      (c)) and (i) if such default can be cured by the Company with diligence or by the payment of money such default shall have continued for a period of 30 days after the holders of not less than 20% of the unpaid principal amount of the Notes at the time outstanding shall have given notice of such default to the Company or (ii) if such default cannot with diligence be cured by the Company within such 30-day period and cannot be cured by the payment of money, such default shall have continued for a period of 60 days after the holders of not less than 20% of the unpaid principal amount of the Notes at the time outstanding shall have given notice of such default to the Company; provided, however, that (x) if the Company shall give notice of the occurrence of such default after the expiration of the period of five Business Days established for the giving of such notice in Section 4(g) but prior to the expiration of, in the case of a default to which the 30-day cure period would be applicable, the 30th day following the date such notice was required to have been given or, in the case of a default to which the 60-day cure period would be applicable, prior to the 60th day following the date such notice was required to have been given, the period within which the Company has the right to cure such default after the holders of the requisite unpaid principal amount of the Notes have given notice of such default to the Company shall be reduced by the number of days which elapsed between the date the notice of such default was required to have been given by the Company pursuant to
      Section 4(g) and the date on which such notice was actually given by the Company, and (y) if the Company shall fail to give such notice as required by such
      Section 4(g) prior to the expiration of the 30-day cure period or 60-day cure period, as applicable, set forth in this clause (d), the holders of the Notes shall be deemed to have given the Company notice of such default on the last day of such period of five Business Days and the applicable cure period shall be deemed to have commenced running on the last day of such period of five Business Days; or

         (e) default shall be made (i) in the payment when due (subject to any applicable grace period), whether on an interest payment date or on a date fixed for prepayment at stated maturity, by acceleration or declaration or otherwise of any Indebtedness for Borrowed Money of the Company (other than the Notes) or any Restricted Subsidiary or (ii) in the due performance or observance of any covenant, provision, agreement or condition contained in any documents evidencing or providing for the issuance or securing of any such Indebtedness for Borrowed Money (other than, in any such case, an Excluded Claimed Default) if

               (x)  the effect of such default is to
           accelerate the maturity of any such Indebtedness for Borrowed Money or to cause any of such Indebtedness for Borrowed Money to be prepaid, purchased or redeemed, or

               (y)  the holder or holders thereof (or a
           trustee or agent on behalf of such holders) (1) cause such Indebtedness for Borrowed Money to become due and payable prior to its expressed maturity or to be prepaid, purchased or redeemed or (2) receive any payment (other than any payment which was scheduled to be made prior to the occurrence of such default), guarantee or security or other concession from or on behalf of the Company or any Restricted Subsidiary, or

               (z)  in the event that such default is a
           default in the payment when due of any such Indebtedness for Borrowed Money, such default has not been remedied within five Business Days after the holders of not less than 20% of the unpaid principal amount of the Notes at the time outstanding or the holder or holders (or a trustee or agent on behalf of such holders) of such Indebtedness for Borrowed Money shall have given notice of such default to the Company; provided, however, that (1) if the Company shall give notice of the occurrence of such default after the expiration of the period of five Business Days established for the giving of such notice in Section 4(g) but prior to the fifth Business Day following the date such notice was required to have been given, the period within which the Company has the right to cure such default after the holders of the requisite principal amount of the Notes have given notice of such default to the Company shall be reduced by the number of days which elapsed between the date the notice of such default was required to have been given by the Company pursuant to Section 4(g) and the date on which such notice was actually given by the Company, and (2) if the Company shall fail to give such notice as required by such Section 4(g) prior to the expiration of the five Business Day cure period set forth in this subclause (z), the holders of the Notes shall be deemed to have given the Company notice of such default on the last day of such period of five Business Days and the cure period shall be deemed to have commenced running on the last day of such period of five Business Days;

    provided, however, that, in no event shall any default under this subdivision (e) constitute an Event of Default unless the aggregate outstanding amount of all Indebtedness for Borrowed Money so affected is at least
      $5,000,000; or

         (f)  the Company or any Restricted Subsidiary shall
      (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) become insolvent or be generally unable to or shall generally fail or admit in writing its inability to pay its debts as such debts become due,
      (iii) make a general assignment, arrangement or composition with or for the benefit of its creditors,
      (iv) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors' rights generally, (vi) acquiesce in writing to, or fail to controvert in a timely or appropriate manner, any petition filed against it in an involuntary case under such Bankruptcy Code, (vii) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing, or (viii) take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing; provided, however, that the provisions of this clause (f) shall not apply to any Insignificant Subsidiary to which the foregoing provisions of this clause (f) would otherwise apply which, together with all other Insignificant Subsidiaries with respect to which an event described in this clause (f) shall have occurred, has assets which do not exceed one percent of Consolidated Total Assets; or

         (g) a proceeding or case shall be commenced in respect of the Company or any Restricted Subsidiary, without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets, or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or
      (iii) shall continue undismissed, or unstayed and in effect, for a period of 60 days or an order for relief shall be entered in an involuntary case under the Federal Bankruptcy Code (as now or hereafter in effect) against the Company or any Restricted Subsidiary or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Company or any Restricted Subsidiary and shall continue undismissed, or unstayed and in effect for period of 60 days; provided, however, that the provisions of this clause (g) shall not apply to any Insignificant Subsidiary to which the foregoing provisions of this clause (g) would otherwise apply which, together with all other Insignificant Subsidiaries with respect to which an event described in this clause (g) shall have occurred, has assets which do not exceed one percent of Consolidated Total Assets; or

         (h)  a final judgment or decree (after the
      expiration of all times to appeal therefrom) for the payment of money shall be rendered by a court of competent jurisdiction against the Company or any Restricted Subsidiary which, either alone or together with other outstanding judgments or decrees against the Company or one or more of its Restricted Subsidiaries, shall aggregate more than $5,000,000 and the same shall not be (i) fully covered by insurance or (ii) vacated, stayed, bonded, paid or discharged within 60 days from the date of entry thereof; or

         (i) any representation or warranty made by the Company in this Agreement or in any certificate or other instrument delivered hereunder or pursuant hereto or in connection with any provision hereof shall prove to have been false or incorrect or breached in any material respect on the date as of which made;

  then (i) upon the occurrence on any date of any Event of Default described in clause (f) or (g) of this Section with respect to the Company, the unpaid principal amount of all Notes, together with the interest accrued thereon in accordance with the terms thereof and hereof (which interest shall be deemed matured) and all other amounts payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest, notice of intention to accelerate, notice of acceleration, or other requirements of any kind, all of which are hereby expressly waived by the Company, and (ii) upon the occurrence on any date or during the continuance of any other Event of Default, the holder or holders of not less than 51% of the unpaid principal amount of the Notes at the time outstanding may, by written notice to the Company, declare the unpaid principal amount of all Notes to be, and the same shall forthwith become, due and payable, together with the interest accrued thereon in accordance with the terms thereof and hereof (which interest shall be deemed matured) and all other amounts payable by the Company hereunder, plus (to the extent permitted by applicable law) the Makewhole Amount (determined as of the date of such declaration in respect of such principal amount of Notes), without presentment, demand, protest, notice or other requirements of any kind, all of which are hereby expressly waived by the Company; provided that, upon the occurrence on any date or during the continuance of an Event of Default described in clause (a) or (b) of this Section with respect to any Note, the holder or holders of not less than 5% of the unpaid principal amount of the Notes at the time outstanding may, by written notice to the Company, declare the unpaid principal amount of the Notes to be, and the same shall forthwith become, due and payable, together with the interest accrued thereon in accordance with the terms thereof and hereof (which interest shall be deemed matured) and all other amounts payable by the Company hereunder, plus (to the extent permitted by applicable law) the Makewhole Amount (determined as of the date of such declaration in respect of such principal amount of Notes), without presentment, demand, protest, notice or other requirements of any kind, all of which are hereby expressly waived by the Company.

         8.2. Default Remedies. If any Event of Default shall have occurred and be continuing, the holder of any Note may proceed to protect and enforce its rights under this Agreement or such Note, either by suit in equity or by action at law or both, whether for specific performance of any covenant or agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement, or the holder of any Note may proceed to enforce the payment of all sums due upon such Note or under this Agreement or to enforce any other legal or equitable right available to the holder of such Note. The Company covenants that if it shall default in the making of any payment due under any Note or in the performance or observance of any covenant or agreement contained in this Agreement, it will pay to the holder thereof such further amounts, to the extent lawful, as shall be sufficient to pay the costs and expenses of collection or of otherwise enforcing such holder's rights, including, without limitation, reasonable counsel fees and disbursements. The obligations of the Company pursuant to the immediately preceding sentence shall survive the transfer or payment in full of the Notes.

         8.3.  Remedies Cumulative.  No remedy herein
  conferred upon you or the holder of any Note is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

         8.4. Remedies Not Waived. No course of dealing between the Company and you or the holder of any Note and no delay or failure in exercising any rights hereunder or under any Note in respect thereof shall operate as a waiver of or otherwise prejudice any of your rights or the rights of any holder of any Note.

         8.5. Annulment of Acceleration of Notes. The provisions of Section 8.1 are subject to the condition that if the principal of, Makewhole Amount, if any, and accrued interest on all outstanding Notes shall have been declared immediately due and payable (other than by reason of an Event of Default of the character described in clause (a) or
  (b) of Section 8.1), the holders of at least 66 2/3% in aggregate unpaid principal amount of the Notes then outstanding may, by written instrument filed with the Company, rescind and annul such declaration and the consequences thereof; provided, however, that at the time such declaration is annulled and rescinded:

         (a) no judgment or decree shall have been entered for the payment of any money due pursuant to the Notes or this Agreement;

         (b) all arrears of principal, Makewhole Amount, if any, and interest upon all of the Notes and all other sums payable under the Notes and under this Agreement (including costs and expenses of the holders incurred in connection with such notice under Section 8.1 and the exercise of remedies under Section 8.2, but excluding any principal, interest or Makewhole Amount on the Notes which has become due and payable by reason of such notice under Section 8.1) shall have been duly paid; and

         (c) each and every other Default and Event of Default shall have been remedied or waived pursuant to
      Section 12 or otherwise made good or cured;

  and provided, further, that no such rescission and annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereon.


         9.    DEFINITIONS AND CONSTRUCTION.

         9.1. Defined Terms. Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below whenever used in this Agreement (terms defined in the singular to have a correlative meaning when used in the plural and vice versa):

         Acquired: when used with reference to the acquisition and/or construction of Operating Property by the Company or a Restricted Subsidiary, the Company or a Restricted Subsidiary shall be deemed to have "Acquired" a particular piece of Operating Property as of the date such Operating Property is placed into operation by the Company or such Restricted Subsidiary; provided, however, that in no event shall any piece of Operating Property be deemed to have been acquired by the Company or a Restricted Subsidiary until the later of (i) the date of acquisition of such Property from a third party (including an Unrestricted Subsidiary) and (ii) the date of completion of original construction thereof or, if applicable, the date of completion of substantial reconstruction, renovation, remodeling or expansion thereof.

         Affiliate: with respect to any designated Person, any other Person (a) directly or indirectly through one or more intermediaries controlling or controlled by or under direct or indirect common control with such designated Person, (b) which beneficially owns or holds 5% or more of the shares of any class of Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of such designated Person, (c) 5% or more of any class of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by such designated Person or (d) who is an officer or director of such designated Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock or by contract or otherwise.

         After-Acquired Operating Property:  all Operating
  Property which is Acquired by the Company or a Restricted
  Subsidiary after the Closing Date.

         Agreement: this Agreement as the same may be hereafter amended from time to time pursuant to the provisions hereof.

         Approvals:  as defined in Section 2.8.

         Attributable Asset:  as of any date of
  determination, any property or asset which prior to such date had been owned by the Company or any Restricted
  Subsidiary and which as of such date is subject to a Sale-
  Leaseback.

         Attributable Debt:  in respect of any Sale-
  Leaseback, as at any date of determination, an amount equal to (i) the present value (discounted at the rate of interest used by the lessee under such Sale-Leaseback at the date such Sale-Leaseback is entered into to determine whether the applicable lease should be classified under GAAP as a Capital Lease or an operating lease) of the obligation of the lessee for net rental payments during the remainder of the Initial Term of such Sale-Leaseback lease minus (ii) the aggregate amount of Utilized Proceeds from the sale or other disposition of the property or asset subject to such Sale-Leaseback. As used in this definition, "net rental payments" under any lease for any period means the sum of such rental and other payments required to be paid in such period by the lessee thereunder, but excluding, however, any amount required to be paid by such lessee (whether or not designated as rent or additional rent) on account of maintenance and repairs, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales or any amount payable by such lessee as ground rentals on land owned by a Person other than the lessor under the Sale-Leaseback lease.

         Board of Directors: the Board of Directors of the Company or a duly authorized committee of directors lawfully exercising the relevant powers of such Board of Directors.

         Business Day: any day other than a Saturday, Sunday or any other day on which commercial banks are required or authorized by law or regulation to be closed in New York, New York.

         Business or Condition: of any Person, the business, operations, assets, properties, earnings, condition (financial or other) or reasonably foreseeable prospects of such Person, provided that such term, when used without reference to any particular Person, shall mean the Business or Condition of the Company and its Restricted Subsidiaries taken as a whole.

         Capital Base: at any date of determination, Consolidated Shareholders' Equity of the Company, less the sum of (i) the aggregate amount of all outstanding advances by the Company to, and investments of the Company in, Unrestricted Subsidiaries, (ii) the value of all treasury stock carried as an asset by the Company or any Subsidiary the equity of which is included in the Consolidated Shareholders' Equity and (iii) the aggregate amount of all general intangibles (including, without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks, brand names and corporate organization expense) of the Company and its Restricted Subsidiaries; provided, however, that the following shall not be considered a general intangible asset of the Company and its Restricted Subsidiaries for purposes of this definition: (v) assets under Capital Leases, (w) prepaid expenses (including, without limitation, prepaid pension costs and prepaid royalties) and other costs or expenditures which under GAAP are capitalized and amortized over the periods to which such costs or expenditures relate (including, without limitation, unamortized deferred marketing acquisition costs, unamortized customer service contract costs and unamortized system development costs),
  (x) the unamortized balance of the value at June 23, 1988 of insurance licenses of the Company's insurance Subsidiaries (which amount does not exceed $9,000,000 as of the date hereof), (y) the unamortized balance of the value at June 23, 1988 of marketing rights of the Company and its Subsidiaries (which amount does not exceed $18,000,000 as of the date hereof), all as determined in accordance with GAAP and (z) all goodwill arising out of the acquisition by the Company of all the stock of LMR Acquisition Corporation and its wholly-owned subsidiary, Lechmere (including any goodwill on the books of LMR Acquisition Corporation and Lechmere at the time of such acquisition by the Company) pursuant to the Agreement and Plan of Merger dated March 17, 1994 by and among the Company, MW Merger Corp., LMR Acquisition Corporation, Lechmere and the stockholders of LMR Acquisition Corporation who became parties thereto (which amount does not exceed $120,000,000 as of the date hereof), as heretofore and hereafter amended, all as determined in accordance with GAAP.

         Capital Lease: as applied to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee which would, in accordance with GAAP, be required to be classified and accounted for as a capital lease on the balance sheet of such Person, other than, in the case of the Company or any Restricted Subsidiary, any such lease under which the Company or a Wholly Owned Restricted Subsidiary is the lessor.

         Capital Lease Obligation: as at any date, with respect to any Capital Lease, the amount of the obligation of the lessee thereunder which would, in accordance with GAAP, appear on a balance sheet of such lessee in respect of such Capital Lease.

         Closing:  as defined in Section 1.3.

         Closing Date:  as defined in Section 1.3.

         Code: the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time.

         Commercial Letters of Credit: any letter of credit or similar instrument issued by a bank for the purpose of providing the primary payment mechanism in connection with the purchase of any materials or goods by the Company or any of its Restricted Subsidiaries in the ordinary course of business of the Company or such Restricted Subsidiary.

         Commission: the Securities and Exchange Commission and any other similar or successor agency of the Federal government administering the Securities Act and the Exchange
  Act.

         Company: as defined in the opening paragraph of this Agreement.

         Company Group Member: the Company, each Subsidiary, and each of their respective predecessors and (a) each corporation that is or was at any time a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Company or any Subsidiary, or any of their respective predecessors, (b) each trade or business, whether or not incorporated, that is or was at any time under common control (within the meaning of Section 414(c) of the Code) with the Company or any Subsidiary, or any of their respective predecessors, and (c) each trade or business, whether or not incorporated, that is or was at any time a member of the same affiliated service group (within the meaning of Sections 414(m) and (o) of the Code) as the Company or any Subsidiary, or any of their respective predecessors; provided, however, that the term "Company Group Member" shall not include any corporation or trade or business for any period during which the termination or withdrawal from any employee pension benefit plan (as defined in Section 3(2) of ERISA) by such corporation or trade or business could not subject the Company or any Subsidiary of the Company to any liability under the Code or ERISA.

         Company Premises: real property in which the Company, any Subsidiary, or any Person which has at any time been a Subsidiary at any time has or ever had any direct or indirect interest, including, without limitation, ownership thereof, or any arrangement for the lease, rental or other use thereof, or the retention or claim of any mortgage or security interest therein or thereon.

         Conditional Sale Obligation: with respect to any Person, any amounts payable by such Person which are required by GAAP to be reflected as liabilities on such Person's balance sheet with respect to agreements for the purchase of real property or other tangible fixed assets on extended deferred payment terms covering a period of one year or more, but excluding any agreements under which the asset being acquired is classified as an asset under a capital lease rather than as an asset which is owned in accordance with GAAP.

         Consolidated Net Income: for any period, the net income (or deficit) of the Company and its Subsidiaries for such period (taken as a cumulative whole) determined in accordance with GAAP on a consolidated basis, after deducting portions of income properly attributable to outside minority interests, if any, in the stock and surplus of any Subsidiary.

         Consolidated Shareholders' Equity: as at any date of determination, shareholders' equity of the Company, determined in accordance with GAAP on a consolidated basis but excluding, in any event, all amounts attributable to any issued and outstanding Debt-Like Preferred Stock of the Company.

         Consolidated Total Assets: as of any date of determination, assets of the Company and its Restricted
  Subsidiaries determined in accordance with GAAP on a consolidated basis.

         Continuing Revolving Loans: of any Person, as of any date as of which the amount thereof is to be determined, the lowest aggregate principal amount of Revolving Loans at or below which such Person's Revolving Loans were maintained for a period of at least 30 consecutive days occurring within the thirteen-month period immediately preceding such date of determination.

         Credit Agreement:  as defined in Section 7.15.

         Credit Lyonnais Lease:  as defined in Section 7.15.

         Debt-Like Preferred Stock: any class of stock of the Company or any Subsidiary which by its terms (i) has any of the following characteristics: (x) it is redeemable at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, (y) it is redeemable at the option of the holder; or (z) it has conditions for redemption which are not solely within the control of the issuer, such as stock which must be redeemed out of future earnings, and (ii) is validly and effectively made subordinate and junior in right of payment to the Notes in the event of the occurrence and continuance of any Event of Default.

         Default: any condition or event which, with notice or lapse of time or both, would become an Event of Default.

         Default Rate: with respect to any series of Notes, the greater of (a) the sum of the interest rate borne by such series of Notes plus 2% and (b) the sum of the prime rate announced from time to time by Citibank N.A. at its principal office in New York, New York plus 2%.

         Environmental Claims:  as defined in Section 7.19.

         Environmental Law: any past, present or future Federal, state, local or foreign statutory or common law to which the Company or any of its Subsidiaries is subject, or any regulation, ordinance, code, plan, Order, permit, grant, franchise, concession, restriction or agreement issued, entered, promulgated or approved thereunder, relating to (a) the environment, human health or safety, including, without limitation, emissions, discharges, releases or threatened releases of Hazardous Substances into the environment (including, without Limitation, air, surface water, groundwater or land), or (b) the manufacture, generation, refining, processing, distribution, use, sale, treatment, receipt, storage, disposal, transport, arranging for transport, or handling of Hazardous Substances.

         Environmental Permits: collectively, any and all permits, consents, licenses, approvals and registrations of any nature at any time required pursuant to or in order to comply with any Environmental Law.

         ERISA: the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

         Event of Default:  as defined in Section 8.1.

         Exchange Act: the Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same may be in effect from time to time.

         Excluded Claimed Default: any claimed default or event of default under (a) any Capital Lease under which the Company or any Restricted Subsidiary is a lessee or (b) any Guaranty given by the Company or a Restricted Subsidiary with respect to the performance by the lessee of its obligations under a Capital Lease which in any such case occurs in connection with a good faith dispute the Company or such Restricted Subsidiary, as applicable, has with the lessor thereunder and with respect to which the Company or such Restricted Subsidiary has made such reserve or other appropriate provision, if any, in the amounts and of the types as is required therefor in connection with GAAP (or, if no such reserve or other provision is required under GAAP, such reserve or other provision as shall be deemed by the Company to be adequate therefor).

         Existing Asset Pool: those assets owned by the Company or any Restricted Subsidiary on March 1, 1993 which were not, as of such date, subject to any Lien thereon securing any Indebtedness for Borrowed Money of the Company or any Restricted Subsidiary.

         FAS 106 Adjustment Factor: as at of date of determination, the dollar amount set forth below opposite the Fiscal Year in which such date occurs:

         Fiscal Year                   FAS 106 Adjustment
  Factors

     1995 Fiscal Year                 $60,000,000
     1996 Fiscal Year                  45,000,000
     1997 Fiscal Year                  30,000,000
     1998 Fiscal Year                  15,000,000
     1999 Fiscal Year and each                  0
       Fiscal Year thereafter

        Fiscal Quarter:  a fiscal quarter of any Fiscal
  Year.

        Fiscal Year: a fiscal year of the Company which in no event shall be a period in excess of 53 weeks and which, as of the date hereof, begins on the Sunday following the Saturday closest to December 31 of any calendar year and ends on the Saturday closest to December 31 of the next succeeding calendar year.

        Funded Debt: as applied to any Person, as at any date of determination, all Indebtedness for Borrowed Money of such Person which by its terms matures more than one year from the date as of which Funded Debt is being determined thereof (or, in the case of all Indebtedness for Borrowed Money of such Person consisting of Debt-Like Preferred Stock issued by such Person, all such Debt-Like Preferred Stock which is either redeemable more than one year from the date as of which Funded Debt is being determined or redeemable on a date which cannot be determined as of such date of determination) plus such Person's Continuing Revolving Loans; provided, however, that in no event shall the term "Funded Debt" include with respect to any Person: (i) any such Indebtedness for Borrowed Money for the payment or redemption of which at maturity or on a redemption date the necessary sums have been indefeasibly deposited in trust and which such Person is entitled, in accordance with GAAP, to exclude from its balance sheet, (ii) any portion of Indebtedness for Borrowed Money which is redeemable through any sinking fund payment and is included in current liabilities of such Person pursuant to GAAP, (iii) any portion of any Indebtedness for Borrowed Money which is required by the terms thereof to be paid within one year from such date or on demand, (iv) any Indebtedness for Borrowed Money maturing in less than one year (even though such Indebtedness for Borrowed Money is by its terms renewable at the option of the obligor to a date more than one year from such date of determination) which is secured by such Person's customer receivables in accordance with the provisions of Section 6.4(c); and (v) such Person's outstanding Revolving Loans to the extent that such Revolving Loans are not Continuing Revolving Loans unless and to the extent that (x) such Revolving Loans are required under GAAP to be classified on such Person's balance sheet as long term debt or (y) such Person may under GAAP elect, and actually does elect, to treat such Revolving Loans as long term debt on its balance sheet.

        GAAP: generally accepted accounting principles as from time to time set forth in the opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and in statements by the Financial Accounting Standards Board or in such opinions and statements of such other entities as shall be deemed to be encompassed within the definition of "generally accepted accounting principles" in statements or opinions issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

        Governmental Body: any Federal, state, municipal, local or other governmental department, commission, board, bureau, agency, instrumentality, political subdivision or taxing authority, of any country.

        Guaranty: as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any indebtedness, lease, dividend or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse (including receivables) by such Person, or in respect of which such Person is otherwise in any manner directly or indirectly liable, including, without limitation, any such obligation in effect guaranteed by such Person through any stand-by letter of credit with respect to which such Person is the account party or any agreement (contingent or otherwise) to (a) purchase, repurchase or otherwise acquire such obligation, or (b) provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or (c) maintain the solvency or any balance sheet or other financial condition of the obligor of such obligation, or (d) make payment for any products, materials or supplies or for any transportation or services regardless of the non-delivery or non-furnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected against loss in respect thereof, provided, that in no event shall any recourse obligation of the Company under the MWCC Receivables Purchase Agreement or any other agreement pursuant to which the Company or any Restricted Subsidiary sells customer receivables and the proceeds thereof constitute a "Guaranty" by the Company of such receivables. For the purposes of the foregoing sentence a transaction involving the transfer of customer receivables and the net proceeds thereof which transfer under GAAP is treated as sale shall conclusively be deemed a sale. For purposes of all computations made under this Agreement the amount of any Guaranty shall be equal to the amount of the obligation guaranteed or, if not stated or determined, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

        Hazardous Substances:  collectively, contaminants;
  pollutants; toxic or hazardous chemicals, substances, materials, wastes and constituents; petroleum products;
  polychlorinated biphenyls; medical wastes; infectious wastes; asbestos; paint containing lead; and urea formaldehyde.

        Incurrence Date:  as defined in Section 6.3.

        Indebtedness for Borrowed Money: as applied to any Person, as of any date as of which the amount thereof is to be determined, all of the following obligations of such Person which would, in accordance with GAAP, be classified on a balance sheet of such Person prepared as of such date as such obligations (without duplication):

        (a) all indebtedness of such Person for borrowed money, including without limitation, any such indebtedness evidenced by bonds, debentures, notes, drafts or similar instruments;

        (b) all indebtedness secured by any mortgage, security agreement, deed of trust, or the equivalent thereof on property owned by such Person even though such Person has not assumed or become liable for the payment of such indebtedness;

        (c)  all Conditional Sale Obligations of such
     Person;

        (d) all Debt-Like Preferred Stock issued by such Person;

        (e)  all Capital Lease Obligations; and

        (f) all Guaranties by such Person of or with respect to obligations of the character referred to in the foregoing clauses (a) through (e) of another
     Person, provided, that any retained contingent liability of such Person with respect to a Capital
     Lease under which such Person was a lessee which has been assigned to a new lessee shall not constitute
     Indebtedness for Borrowed Money of such Person except to the extent, if any, that such Person has set aside a reserve on its books with respect to such retained contingent liability;

  provided, however, that in determining the Indebtedness for Borrowed Money of any Person, (i) any of the above listed obligations for which such Person is jointly and severally liable with one or more other Persons (including, without limitation, all such obligations of any partnership or joint venture of which such Person is a general partner or co-venturer (other than obligations which by law or by their terms are non-recourse against such Person)) shall be included at the full amount thereof without regard to any right such Person may have against any such other Persons for contribution or indemnity, and (ii)(x) the obligations of a lessee under a lease (other than a Capital Lease), and
  (y) any Indebtedness for Borrowed Money incurred by such Person which by the terms of the related agreement is required to be used to retire a payment obligation to a trade creditor arising from the purchase by such Person of goods and services acquired for the purpose of resale in the ordinary course of such Person's business shall not constitute Indebtedness for Borrowed Money and (iii) indebtedness described in clause (b) above in excess of the higher of the fair market value (determined in good faith by the Company) and the net book value (determined in accordance with GAAP) of the property securing such indebtedness shall be excluded from the definition of "Indebtedness for Borrowed Money"; and provided, further, that, in no event shall any indebtedness of the character described in clause (b) above constitute Indebtedness for Borrowed Money for purposes of Section 8.1(e)).

        Initial Term: the original base term of a lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended) but excluding any period or periods for which the lessee shall have the right to extend the term of such lease, all as determined at the time of the execution of such lease.

        Insignificant Subsidiaries: as at any date of determination, any Restricted Subsidiary (i) with assets that constitute one percent (1%) or less of Consolidated Total Assets as of such date, (ii) with net income for its most recently completed Fiscal Year that constitutes one percent (1%) or less of Consolidated Net Income for such Fiscal Year, and (iii) with equity of less than $4,000,000.

        Lechmere: Lechmere, Inc., a Massachusetts corporation.

        Licenses:  as defined in Section 7.10.

        Lien:  as to any Person, any mortgage, lien
  (statutory or other), pledge, assignment, hypothecation, charge, security interest or other encumbrance in or on, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale, trust receipt or other title retention agreement or Capital Lease with respect to, any property or asset of such Person, or the signing or filing of a financing statement which names such Person as debtor, or the signing of any security agreement authorizing any other party as the secured party thereunder to file any financing statement which names such Person as debtor. For purposes of this Agreement, a Person shall be deemed to be the owner of any property which it has placed in trust for the benefit of holders of Indebtedness for Borrowed Money of such Person which Indebtedness for Borrowed Money is deemed to be extinguished under GAAP but for which such Person remains legally liable, and such trust shall be deemed to be a Lien, provided that if such property has been placed in trust to enable such Person to secure the release of real property owned by such Person free and clear of all Liens on such real property in favor of the holders of such Indebtedness for Borrowed Money securing the payment thereof, and such release is in fact so effected as of the placing of such property in trust, such trust shall not be deemed to be a Lien and the Person who places such property in such trust shall not be deemed to be the owner of the property placed therein.

        Makewhole Amount: applicable in respect of any prepayment of all or any portion of the principal amount of any Note pursuant to Section 3.2 or the acceleration of the payment of the principal amount of any Note under certain circumstances described in Section 8.1 (such prepaid or accelerated principal amount of any Note being hereinafter referred to as the "Prepaid Principal"), the greater of (a) zero and (b) the excess of:

        (i) the sum of the respective present values as of the date such Makewhole Amount becomes due and payable of: (A) each prepayment of principal, if any, required to be made with respect to such Prepaid Principal during the remaining term to maturity of the Notes, (B) the payment of principal balance required to be made at final maturity with respect to such Prepaid Principal, and (C) each payment of interest which would be required to be paid during the remaining term to maturity of the Notes with respect to such Prepaid Principal from time to time outstanding, determined, in the case of each such required prepayment, principal payment at final maturity and interest payment, by discounting the amount thereof (on a semiannual basis) from the date fixed therefor back to the date such Makewhole Amount becomes due and payable at the Reference Rate (assuming for such purpose that all such payments and prepayments of principal and payments of interest with respect to such Prepaid Principal were made when due pursuant to the terms thereof and hereof, and that no other payment or prepayment with respect to such Prepaid Principal was made), over

        (ii) the amount of such Prepaid Principal.

  For purposes hereof, the "Reference Rate" applicable in respect of any Note shall mean a per annum rate equal to the sum of (i) .50% plus (ii) the Treasury Rate.

        Material Adverse Change; Material Adverse Effect; Materially Adverse: in, on or to, as appropriate, any Person, a material adverse change in such Person's Business or Condition, a material adverse effect on such Person's Business or Condition or an event which is materially adverse to such Person's Business or Condition; provided that, any such term, when used without reference to any particular Person, shall mean such change in or effect on or event adverse to, as the case may be, the Company and its Restricted Subsidiaries taken as a whole.

        Memorandum:  as defined in Section 7.4.

        Mobil:  as defined in Section 7.11.

        Multiemployer Plan:  a plan defined as such in
  Section 3(37) of ERISA with respect to which any Company Group Member is making or incurring an obligation to make contributions or could otherwise incur any liability under the Code or ERISA.

        Multiple Employer Plan: a Plan to which any Company Group Member, and at least one employer other than a Company Group Member, (i) is making or incurring an obligation to make contributions or (ii) has made or incurred an obligation to make contributions and with respect to which any Company Group Member could incur any liability under the Code or ERISA.

        MWCC:  Montgomery Ward Credit Corporation, a
  Delaware corporation.

        MWCC Receivables Purchase Agreement: the Account Purchase Agreement between MWCC and the Company, together with the Guaranty made by General Electric Capital Corporation of MWCC's obligations under such Account Purchase Agreement, both dated as of June 24, 1988, as heretofore amended and as the same may hereafter be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

        1993 Note Purchase Agreements:  as defined in
  Section 7.15.

        Note Purchasers:  as defined in Section 1.2(b).

        Note Register:  as defined in Section 10.1.

        Notes:  as defined in Section 1.1.

        Officers' Certificate: a certificate executed on behalf of the Company by two Responsible Officers, at least one of whom shall be its Chief Financial Officer, Treasurer or an Assistant Treasurer.

        Operating Property: all real property, including the improvements thereon (other than equipment or fixtures), owned by the Company or a Restricted Subsidiary and constituting a store, warehouse, distribution center or tire, battery and automotive accessory and service center located within the United States.

        Order: any order, writ, injunction, decree, judgment, award, determination, direction or demand.

        Other Purchasers:  as defined in Section 1.2(b).

        outstanding: when used with reference to the Notes as of a particular time, all Notes theretofore issued as provided in this Agreement, except (a) Notes theretofore reported as lost, stolen, damaged or destroyed, or surrendered for transfer, exchange or replacement, in respect of which replacement Notes have been issued, (b) Notes theretofore paid in full, and (c) Notes theretofore canceled by the Company or delivered to the Company for cancellation; provided, however, that, for the purpose of determining whether holders of the requisite principal amount of the Notes have made or concurred in any amendment, waiver, consent, approval, declaration, notice or other communication under this Agreement, Notes owned by the Company, any Subsidiary of the Company or any Affiliates thereof shall not be deemed to be outstanding.

        Parent: Montgomery Ward Holding Corp., a Delaware corporation, and, on the date of this Agreement, the holder of 100% of the outstanding Voting Stock of the Company, and its successors and assigns.

        PBGC: the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereof.

        Person: any individual, corporation, association, partnership, joint venture, trust or estate, organization, business, government or agency or political subdivision thereof, or any other entity.

        Placement Agents:  as defined in Section 7.4.

        Plan: any employee pension benefit plan (as defined in Section 3(2) of ERISA) maintained by any Company
  Group Member or with respect to which any Company Group
  Member could otherwise incur any liability under the Code or ERISA.

        Prepaid Principal: as defined in the definition of the term "Makewhole Amount."

        Priority Debt: without duplication, any of (i) Indebtedness for Borrowed Money of any Restricted Subsidiary (other than Indebtedness for Borrowed Money of any Restricted Subsidiary owing to the Company or to a Wholly Owned Restricted Subsidiary), (ii) Indebtedness for Borrowed Money secured by a Lien on the assets of the Company or any Restricted Subsidiary other than Liens permitted under clauses (c) through (r) of Section 6.4 and (iii) Attributable Debt in respect of all Sale-Leasebacks entered into after the date of this Agreement.

        Reference Rate: as defined in the definition of the term "Makewhole Amount."

        Reportable Event:  any of the events set forth in
  Section 4043(b) of ERISA or the regulations thereunder, other than those events as to which the thirty-day notice requirement of such section or such regulations is waived under subsection .13, .14, .15, .18, .19, or .20 of PBGC
  Reg. Section 2615.

        Responsible Officer: the Chief Executive Officer, the Chief Financial Officer, the Treasurer, any Assistant
  Treasurer of the Company and any Person, regardless of title, who shall at any time either (i) perform the same duties as are performed on the date hereof by any of the foregoing officers or (ii) be charged with responsibility for monitoring or administering the Company's compliance with this Agreement.

        Restricted Payment:  (a) any payment or
  distribution or the incurrence of any liability to make any payment or distribution, in cash, property or other assets (other than shares of any class of capital stock of, or other equity interest in, the Company (other than Debt-Like Preferred Stock)) upon or in respect of any share of any class of capital stock of, or other equity interest in, the Company (other than Debt-Like Preferred Stock) or any warrants, rights or options evidencing a right to purchase or acquire any such shares of capital stock of, or other equity interest in, the Company, including, without limiting the generality of the foregoing, payments or distributions as dividends and payments or distributions for the purpose of purchasing, acquiring, retiring or redeeming any such shares of stock or other equity interest or any warrants, rights or options to purchase or acquire any such shares of stock or other equity interest or making any other distribution in respect of any such shares of stock (or any warrants, rights or options evidencing a right to purchase or acquire any such shares of stock or other equity interest) and (b) any loan or advance made by the Company or any Restricted Subsidiary to the Parent. Notwithstanding the foregoing, in no event shall any payment by the Company of amounts required to be paid pursuant to any tax sharing or tax allocation arrangement constitute a Restricted Payment for purposes of this Agreement so long as, subject to the effect of reasonably calculated payments of estimated tax (it being understood that any excess of such estimated tax payments for any taxable period over the payment limitation described below for such period will be returned to the Company), the amount paid by the Company and its Subsidiaries pursuant to any such tax sharing or tax allocation arrangement for any taxable period shall not exceed the excess of the aggregate tax liability, including interest and penalties, if any, of the Company and its Subsidiaries for such period and all prior periods with respect to which the Company and such Subsidiaries filed consolidated federal income tax returns with the Parent (calculated as if the Company, together with such Subsidiaries, had been filing on a consolidated return basis as a separate affiliated group for the then current taxable period and all prior periods and after giving effect to the adjustments contemplated by Treas. Reg. Section 1.1552-1(a)(2)(ii)(a)-(i)) over the net amount paid (with appropriate adjustment for tax refunds from the government not yet received) by the Company and its Subsidiaries pursuant to any such tax sharing or tax allocation arrangements for all taxable periods ending prior to the beginning of the then current taxable period with respect to which the Company and such Subsidiaries filed consolidated federal income tax returns with the Parent; provided, however, that similar principles shall apply for state, local and foreign income and franchise tax purposes where tax liability is determined on a unitary basis or reportable on a combined or consolidated return involving more than one corporation.

        Restricted Subsidiary: any Subsidiary of the Company which is (a) listed as a Restricted Subsidiary on
  Schedule II, (b) designated a Restricted Subsidiary after the date hereof by resolution of the Board of Directors or
  (c) designated a Restricted Subsidiary after the date hereof by an officer of the Company authorized to make such designation by the Board of Directors so long as, in each case, such Subsidiary shall not have been, as of the applicable date of determination, redesignated as an Unrestricted Subsidiary by resolution of the Board of Directors or by an officer of the Company authorized to make such redesignation by the Board of Directors.

        Revolving Loans: as applied to any Person, as of any date as of which the amount thereof is to be determined, all obligations of such Person in respect of Indebtedness for Borrowed Money which, pursuant to the terms of a revolving credit agreement or otherwise, is renewable or extendible at the option of such Person for a period ending more than one year after such date of determination.

        Sale-Leaseback: any arrangement (other than a Capital Lease) with any Person providing for the leasing by the Company or any Restricted Subsidiary, as lessee, of any asset which has been owned by the Company or such Restricted Subsidiary, as the case may be, for a period in excess of
  (a) with respect to any asset in the Existing Asset Pool (including Unencumbered After-Acquired Assets which have been substituted into the Existing Asset Pool as permitted by the proviso to Section 6.3(f)(ii)(z)), 180 days, and (b) with respect to any other asset of the Company or any Restricted Subsidiary, three years, and which has been or is to be sold or otherwise transferred by the Company or any Restricted Subsidiary to such Person (or an Affiliate of such Person) with the intention of entering into such a lease, other than (i) in the case of the Company or any Restricted Subsidiary, any such arrangement under which the Company or a Wholly Owned Restricted Subsidiary is the lessor or (ii) any such arrangement which has an Initial Term of less than three years.

        Securities Act: the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

        Senior Funded Debt: as applied to any Person, as of the date of determination thereof, all Funded Debt of such Person which does not constitute Subordinated Debt or Debt-Like Preferred Stock.

        Series H Notes:  as defined in Section 1.1(a).

        Series I Notes:  as defined in Section 1.1(b).

        Series J Notes:  as defined in Section 1.1(c).

        Short Term Credit Agreement:  as defined in
  Section 7.15.

        Signature: Signature Financial/Marketing, Inc., a Delaware corporation and a Subsidiary of the Company, together with its Subsidiaries.

        Subordinated Debt: all unsecured Indebtedness for Borrowed Money incurred by the Company which (a) has a Weighted Average Life to Maturity greater than that of the Notes, (b) has a final maturity subsequent to July 15, 2005 and (c) is validly and effectively made subordinate and junior in right of payment to the Notes pursuant to subordination provisions (to which the holder of such Indebtedness for Borrowed Money shall have agreed in writing to be bound) contained in the instrument evidencing such Indebtedness for Borrowed Money or under which the same is outstanding (and to which appropriate reference shall be made in the instrument evidencing such Indebtedness for Borrowed Money) no less favorable to the holders of the Notes than the subordination provisions which have been approved in writing by the holders of not less than 66 2/3% in aggregate unpaid principal amount of all the Notes then outstanding.

        Subsidiary: with respect to any Person, any corporation more than 50% of the Voting Stock of which is at the time owned by such Person and/or one or more of its other subsidiaries. Unless otherwise specified, any reference to a Subsidiary is intended as a reference to a Subsidiary of the Company.

        Successor: as defined in Section 6.8(b).

        Successor Transaction:  as defined in Section
  6.8(b).

        Sumitomo Lease:  as defined in Section 7.15.

        Termination Event: (a) with respect to any Plan, the occurrence of a Reportable Event or an event described in Section 4062(e) of ERISA, or (b) the withdrawal of any Company Group Member from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan, or (c) the distribution of a notice of intent to terminate a Plan or Multiemployer Plan pursuant to Section 4041(a)(2) or 4041A of ERISA or the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or (d) the institution of proceedings to terminate a Plan or Multiemployer Plan by the PBGC under Section 4042 of ERISA, or (e) the complete or partial withdrawal of any Company Group Member from a Multiemployer Plan.

        this Agreement:  this Note Purchase Agreement
  (together with the Schedules and Exhibits hereto), as from time to time amended, modified or supplemented in accordance with its terms.

        Total Capitalization: as at any date of determination, equals (i) Total Senior Funded Debt as at such date plus (ii) Total Subordinated Debt as at such date plus (iii) Total Debt-Like Preferred Stock plus (iv) Capital Base as at the end of the most recently completed Fiscal Quarter plus (v) the FAS 106 Adjustment Factor plus (vi) any repayments of loans or advances to Parent received by the Company since the end of the most recently completed Fiscal Quarter plus (vii) any capital contributions received by the Company since the end of the most recently completed Fiscal Quarter plus (viii) an amount equal to the net proceeds received by the Company from the issue or sale after the end of the most recently completed Fiscal Quarter of any shares of its capital stock (including treasury stock but excluding Debt-Like Preferred Stock) plus (ix) an amount equal to the net proceeds from the issue or sale at any time of that portion of any indebtedness (other than Subordinated Debt) of the Company or any Restricted Subsidiary which after the end of the most recently completed Fiscal Quarter is converted into shares of capital stock (but excluding Debt-Like Preferred Stock) of the Company or into indebtedness or shares of capital stock of the Parent, plus (x) any decrease since the end of the most recently completed Fiscal Quarter in the aggregate amount of all advances by the Company to, and investments of the Company in, Unrestricted Subsidiaries other than any decrease resulting from any aggregate net loss incurred by such Unrestricted Subsidiaries since the end of the most recently completed Fiscal Quarter minus (xi) any Restricted Payments made since the end of the most recently completed Fiscal Quarter minus (xii) any increase since the end of the most recently completed Fiscal Quarter in the aggregate amount of all advances by the Company to, and investments of the Company in, Unrestricted Subsidiaries other than any increase resulting from any aggregate net income of such Unrestricted Subsidiaries since the end of the most recently completed Fiscal Quarter.

        Total Debt-Like Preferred Stock: as at any date of determination, the outstanding amount attributable to all Debt-Like Preferred Stock of the Company, determined in accordance with GAAP.

        Total Funded Debt:  as at any date of
  determination, the aggregate principal amount of all Funded
  Debt of the Company and its Restricted Subsidiaries outstanding on such date, determined in accordance with GAAP on a consolidated basis.

        Total Senior Funded Debt: as at any date of determination, the aggregate principal amount of all Senior
  Funded Debt of the Company and its Restricted Subsidiaries outstanding on such date, determined in accordance with GAAP on a consolidated basis.

        Total Subordinated Debt: as at any date of determination, the aggregate principal amount of all Subordinated Debt of the Company and its Restricted
  Subsidiaries outstanding on such date, determined in accordance with GAAP on a consolidated basis.

        Treasury Rate: for purposes of any determination of the Makewhole Amount in respect of any principal amount of any Note, the yield to maturity for actively traded marketable United States Treasury fixed interest rate securities (with maturities equal to the remaining term to maturity (rounded to the nearest month) of the Notes being prepaid or paid as of the date of determination as set forth on page "USD" of the Bloomberg Financial Markets Service (or, if not available, any other nationally recognized trading screen reporting on-line intraday trading in United States Treasury fixed interest rate securities) at 9:00 A.M. (New York City time) as of the Business Day preceding the date of determination. In the event that no such nationally recognized trading screen reporting on-line trading in United States Treasury fixed interest rate securities is available, "Treasury Rate" shall mean the arithmetic mean of the yields under the respective headings "This Week" and "Last Week" published in the Statistical Release under the caption "Treasury Constant Maturities" for the maturity corresponding to the remaining term to maturity (rounded to the nearest month) of the Notes being prepaid or paid. For the purposes of calculating the Treasury Rate, the most recent Statistical Release published prior to the date of determination of the Makewhole Amount shall be used. If no possible maturity for United States Treasury fixed interest rate securities exactly corresponds to such rounded term to maturity, yields for the two most closely corresponding published maturities shall be calculated and the Treasury Rate shall be interpolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month.

        Unencumbered After-Acquired Asset: Operating Property of the Company or any Restricted Subsidiary which is Acquired, and any other asset of the Company or any Restricted Subsidiary which is acquired, by the Company or such Subsidiary after March 1, 1993 and which is not, as of the date of substitution thereof for an asset in the Existing Asset Pool, subject to a Lien thereon securing any Indebtedness for Borrowed Money of the Company or any Restricted Subsidiary.

        Utilized Proceeds:  in respect of any Sale-
  Leaseback, the aggregate amount of the net proceeds from the sale or other disposition of any asset disposed of in connection with such Sale-Leaseback which is applied, within 12 months after the sale or other disposition of such asset, to (x) the purchase of income-generating assets (whether new, additional or replacement property but exclusive of property purchased in the ordinary course of regular upkeep and maintenance) (including Operating Property) which can be used by the Company and its Restricted Subsidiaries in the conduct of the business permitted to be engaged in by the Company and its Restricted Subsidiaries in accordance with
  Section 6.10 or (y) the prepayment of Priority Debt.

        Unrestricted Subsidiary: any Subsidiary of the Company other than a Restricted Subsidiary.

        Voting Stock: capital stock of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or persons performing similar functions) of such corporation.

        Weighted Average Life to Maturity: as applied to any indebtedness at any date, the number of years (or portions of years) obtained by dividing (a) the then outstanding principal amount of such indebtedness into (b) the total of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by
  (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the date on which such payment is to be made.

        Wholly Owned Subsidiary:  any Restricted
  Subsidiary all of the outstanding shares of capital stock and other equity securities of any class or classes of which, other than directors' qualifying shares, shall at the time be owned by the Company either directly or through one or more Wholly Owned Restricted Subsidiaries.

        Wholly Owned Subsidiary: any Subsidiary all of the outstanding shares of capital stock and other equity securities of any class or classes of which, other than directors' qualifying shares, shall at the time be owned by the Company either directly or through one or more Wholly Owned Subsidiaries.

        9.2. Accounting Terms.

        (a) Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purpose of this Agreement, such determination or calculation shall, at any time and to the extent applicable and except as otherwise specified in this Agreement, be made in accordance with GAAP, applied in the preparation of the audited consolidated financial statements of the Company and its Subsidiaries as at December 31, 1994, with (except as otherwise provided in paragraph (b) of this Section 9.2) such changes thereto as
  (i) shall be consistent with the then effective GAAP and
  (ii) shall be concurred in by the independent certified public accountants of recognized national standing certifying any financial statements of the Company and its Subsidiaries.

        (b)  Notwithstanding the provisions of paragraph
  (a) of this Section 9.2, in the event of any changes in GAAP as applied in preparing the audited financial statements of the Company and its consolidated Subsidiaries as at December 31, 1994 which result in a change in the earnings of the Company, Attributable Debt, Capital Base, Capital Lease Obligations, Conditional Sales Obligations, Consolidated Net Income, Consolidated Shareholders' Equity, Consolidated Total Assets, Funded Debt, Indebtedness for Borrowed Money, Priority Debt, Total Capitalization, Total Funded Debt or Total Senior Funded Debt, such change (net of related tax effects, if any) shall be added back to or subtracted from, as the case may be, any determination of the earnings of the Company, Attributable Debt, Capital Base, Capital Lease Obligations, Conditional Sales Obligations, Consolidated Net Income, Consolidated Shareholders' Equity, Consolidated Total Assets, Funded Debt, Indebtedness for Borrowed Money, Priority Debt, Total Capitalization, Total Funded Debt and Total Senior Funded Debt, for the purpose of determining whether or not the Company has complied with the covenants contained in Sections 6.2, 6.3, 6.4(c), 6.4(t), 6.5, 6.8 and
  6.9. In such event, there shall be included as a part of the information provided pursuant to clause (ii) of Section 4(c) information in reasonable detail reconciling the differences in the results of the calculations set forth therein which would have resulted had GAAP in effect on the date as of which such calculations were made, rather than GAAP as in effect and applicable to the preparation of the audited financial statements of the Company and its Subsidiaries as at December 31, 1994, been applied in the preparation thereof.

        (c)  The parties hereto recognize that the
  covenant standards to be met by the Company in Sections 6.2, 6.3, 6.4(c), 6.4(t), 6.5, 6.8 and 6.9 were based upon GAAP in effect at the time of the preparation of the audited financial statements of the Company and its Subsidiaries as at December 31, 1994. However, the parties hereto also recognize that over time subsequent changes in GAAP may result in differences in GAAP applied in the preparation of financial statements prepared in accordance with paragraph (a) of this Section 9.2, and GAAP applied in determining the Company's compliance with Sections 6.2, 6.3, 6.4(c), 6.4(t), 6.5, 6.8 and 6.9 could cause an undue burden on the Company in maintaining its records and preparing calculations based on GAAP differing from those used in the preparation of current financial statements of the Company and may cause such financial statements and the calculations used in determining covenant compliance to be unusually confusing to the holders of the Notes. Therefore, in the event such differences in the application of GAAP occur, the parties agree that upon request of the Company or holders of at least twenty percent (20%) in aggregate principal amount of the Notes then outstanding, they will enter into discussions with a view to amending the applicable provisions of the Agreement equitably so as to allow the determinations under Sections 6.2, 6.3, 6.4(c), 6.4(t), 6.5,
  6.8 and 6.9 to be made, using then current GAAP, without changing the original intent of the parties in establishing the financial standards to be met by the Company. However, no change in GAAP that would affect or could affect (for any present or future period) the method of calculation of any of said financial covenants, standards or terms shall be given effect in such calculations until such provisions are amended, in a manner satisfactory to the Company and the holders of at least 66 2/3% in aggregate principal amount of the Notes at the time outstanding, to so reflect such change in GAAP.

        10.  REGISTRATION, TRANSFER AND EXCHANGE OF NOTES.

        10.1.     Note Register.  The Company will keep,
  at its office maintained pursuant to Section 6.11, a register (the "Note Register") in which, at its expense, it will provide for the registration and registration of transfer of the Notes.

        10.2.     Transfer and Exchange.  Whenever any
  Note or Notes shall be surrendered at the office of the Company referred to in Section 10.1 for exchange or for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder of such Note or such holder's attorney duly authorized in writing, the Company will, at its expense, within five (5) Business Days, execute and deliver in exchange therefor a new Note or Notes, as the case may be, in denominations of at least $100,000 (except one Note may be issued in a lesser principal amount if the unpaid principal amount of the surrendered Note is not evenly divisible by, or is less than, $100,000), as may be requested by such holder or the transferee, in the same aggregate unpaid principal amount as the aggregate unpaid principal amount of the Note or Notes so surrendered. Each such new Note shall be made payable to and registered in the name of the Person or Persons requested by such holder. Any
  Note issued in exchange for any other Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, and neither gain nor loss of interest shall result from any such transfer or exchange.

        10.3.     Owners and Holders of Notes.  The
  Company and any agent of the Company may treat the Person in whose name any Note is registered as the owner and holder of such Note for the purpose of receiving payment of the principal of and the interest on such Note and for all other purposes whatsoever, whether or not such Note shall be overdue.

        11.  LOST, ETC. NOTES.  Upon receipt by the
  Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Note, and (in case of loss, theft or destruction) of indemnity or security in form satisfactory to it, or, if mutilated, upon surrender of such Note for cancellation, the Company will, at its expense, within five (5) Business Days, issue and deliver in lieu of such Note a new Note, of like tenor in a like unpaid principal amount, dated so that there will be no loss of interest on such lost, stolen, destroyed or mutilated Note. Notwithstanding the foregoing provisions of this Section, if any Note of which you are, or any other institutional holder (or your or any such other holder's nominee) is the owner is lost, stolen or destroyed, then your or such other holder's (or your or its nominee's) written statement by an authorized officer as to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnity or security shall be required as a condition to the execution and delivery by the Company of a new Note in lieu of such Note (or as a condition to the payment thereof, if due and payable) other than your or such institutional holder's unsecured written agreement to indemnify the Company.

        12.  AMENDMENT AND WAIVER.  (a)  Any term,
  provision, covenant, agreement or condition of this Agreement or of the Notes may, with the written consent of the Company, be amended or modified, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by one or more substantially concurrent written instruments signed by the holder or holders of not less than 66 2/3% in aggregate unpaid principal amount of all Notes at the time outstanding; provided, that;

        (i) no such amendment, modification or waiver shall be effective prior to the Closing without your consent and the consent of each of the Other
     Purchasers;

        (ii) no such amendment, modification or waiver shall (A) change the principal of, or change the rate of interest or change the time of payment of principal, or premium, if any, or interest on any of the Notes,
     (B) modify any of the provisions of this Agreement or of the Notes with respect to the payment or prepayment thereof (including, without limitation, amending or modifying the definition of the term "Makewhole Amount", "Prepayment Event", "Reference Rate" or "Prepaid Principal") (other than, with respect to the foregoing clauses (A) and (B), which may be deemed to have occurred as a result of the rescission and annulment of an acceleration of the Notes pursuant to
     Section 8.5, with respect to which the provisions of
     Section 8.5 shall govern), (C) change the percentage of holders of Notes required to accelerate or rescind any acceleration of the Notes, (D) amend the terms of the proviso to clause (ii) of Section 8.1, or (E) modify any provision of this Section, without the consent of the holders of all Notes then outstanding; and

        (iii)     no such amendment, modification or
     waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon.

        (b)  Any amendment, modification or waiver
  pursuant to this Section shall apply equally to all the holders of the Notes and shall be binding upon them, upon each future holder of any Note and upon the Company, in each case whether or not a notation thereof shall have been placed on any Note. Promptly after any amendment, modifica-

  tion or waiver pursuant to this Section has become effective, the Company shall deliver to each holder of a Note a true and complete copy of the written instruments pursuant to which such amendment, modification or waiver was effected, signed by the holder or holders of the requisite percentage of outstanding Notes and setting forth any such amendment or modification or the terms of any such waiver.

        (c) The Company will not, and will not permit any of its Subsidiaries or Affiliates, directly or indirectly, agree to or finalize negotiations with respect to any proposed amendment, modification or waiver of any of the provisions of this Agreement or the Notes unless each holder of Notes (irrespective of the amount of Notes then owned by it) shall be informed thereof by the Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto. The Company will not, and will not permit any of its Subsidiaries or Affiliates, directly or indirectly, to offer or pay any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of Notes in order to obtain such holder's consent to any amendment, modification or waiver of any term or provision of this Agreement or the Notes or any annulment or rescission of acceleration pursuant to Section 8.5, unless such remuneration or inducement is concurrently paid on the same terms proportionately to each holder of Notes then outstanding regardless of whether or not such holder consents to such amendment, modification or waiver.

        13. DIRECT PAYMENT. Notwithstanding anything to the contrary in this Agreement or the Notes, so long as you or any nominee designated by you shall be the holder of any Note, the Company shall promptly and punctually pay all amounts which become due and payable on such Note or hereunder to you at your address and in the manner set forth in Schedule I, or at such other place within the United States of America and in such other manner as you may designate for the purpose by notice to the Company, without presentation or surrender of such Note or the making of any notation thereon, except that any Note paid or prepaid in full shall, following such payment or prepayment, be surrendered to the Company for cancellation, upon its written request therefor, at its office maintained pursuant to Section 6.11 or at the place of payment specified in the Notes. If any holder of any Note shall direct payment by mail, anything in this Agreement to the contrary notwithstanding, such payment shall be considered to be timely made if deposited (posted and certification fees, if any, prepaid) at least two Business Days prior to the due date in the U.S. mail, provided that if such payment has not been actually received on or prior to the due date then such holder shall so notify the Company, in which case the Company shall make arrangements to effect such payment either by wire transfer on the same date of, or by mail within two Business Days after, its receipt of such notice and payment instructions and such payment so received shall be deemed to be timely made. You agree that prior to the sale, transfer or other disposition of any such Note, you will make a notation thereon of the portion of the principal amount paid or prepaid and the date to which interest has been paid thereon, or surrender the same in exchange for a Note or Notes aggregating the same principal amount as the unpaid principal amount of the Note so surrendered. The Company shall enter into an agreement similar to that contained in the first sentence of this Section with any other institutional holder of outstanding Notes (or nominee thereof) who shall make with the Company an agreement similar to that contained in the second sentence of this Section.

        14. LIABILITIES OF THE PURCHASER. Neither this Agreement nor any disposition of any of the Notes shall be deemed to create any liability or obligation on your part or that of any other holder of any Note to enforce any provision hereof or of any of the Notes for the benefit or on behalf of any other Person who may be the holder of any Note.

        15.  MISCELLANEOUS.

        15.1.     Expenses.  Whether or not the
  transactions contemplated hereby are consummated, the Company shall: (a) directly pay the fees and disbursements of special counsel and of any local counsel retained by the holders of a majority in aggregate principal amount of the Notes for any services rendered in connection with such transactions or in connection with any actual or proposed amendment, waiver or consent pursuant to the provisions hereof, including, without limitation, any amendments, waivers or consents resulting from any work-out, negotiation or restructuring relating to the performance by the Company of its obligations under this Agreement and the Notes (whether or not the same becomes effective), and all other expenses in connection therewith (including, without limitation, document production and reproduction expenses and the cost of obtaining private placement numbers from the Standard & Poor's CUSIP Service Bureau); (b) reimburse you for your out-of-pocket expenses in connection with such transactions and the exercise of your rights hereunder, and each such actual or proposed amendment, waiver or consent pursuant to the provisions hereof (whether or not the same becomes effective), and any items of the character referred to in clause (a) which shall have been paid by you, and pay the cost of transmitting Notes (insured to your satisfaction) to you upon the issuance thereof; (c) pay, and save you and each subsequent holder of any Note harmless from and against, any and all liability and loss with respect to or resulting from the nonpayment or delayed payment of any and all placement fees and other liability to pay any agent or finder in connection with the sale of the Notes to you; and (d) pay all documentary, stamp or similar taxes (including interest and penalties) which may be payable in respect of the execution and delivery or issuance (but not the transfer) of any of the Notes or of any amendment of, or waiver or consent under or with respect to, this Agreement or of any of the Notes and save you and all subsequent holders of the Notes harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax. The obligations of the Company under this Section shall survive payment and transfer of any Notes.

        15.2.     Reliance on and Survival of
  Representations. All agreements, covenants, representations and warranties of the Company herein or of (or on behalf of) the Company in any certificates or other instruments delivered pursuant to this Agreement shall: (a) be deemed to be material and to have been relied upon by you, notwithstanding any investigation heretofore or hereafter made by you or on your behalf, and (b) survive the execution and delivery of this Agreement and the delivery of the Notes to you and any investigation made at any time by you or on your behalf or any disposition of any of the Notes.

        15.3.     Successors and Assigns.  All covenants
  and agreements in this Agreement by or on behalf of the respective parties hereto shall bind and inure to the benefit of their respective successors and assigns. The provisions of this Agreement are intended to be for the benefit of all holders from time to time of the Notes, and shall be enforceable by any such holder, whether or not an express assignment to such holder of rights under this Agreement has been made by you or your successor or assign.

        15.4. Notices. Unless otherwise expressly provided in this Agreement, all notices, opinions and other communications provided for in this Agreement shall be in writing and delivered by hand or mailed, first class postage prepaid, or sent by overnight courier, or by confirmed telefax transmission (confirmed by hand-delivered, mailed or overnight courier copy) addressed (a) if to the Company, to Montgomery Ward & Co., Incorporated, Montgomery Ward Plaza, 844 N. Larrabee, Chicago, Illinois 60671, marked for the attention of the Treasurer, with a copy addressed to Montgomery Ward & Co., Incorporated, Montgomery Ward Plaza, 535 W. Chicago Ave., Chicago, Illinois 60671, marked for the attention of the Secretary or, if such communication shall be by facsimile transmission, to the attention of the Treasurer, at (312) 467-7421 (with confirmation to be made to the Treasurer at (312) 467-3242) and with a copy of such communication to the Secretary at (312) 467-7898 (with confirmation to be made to the Secretary at (312) 467-2230) or at such other address or facsimile numbers as the Company may hereafter designate by notice to each holder of any Note at the time outstanding, or (b,) if to you, at your address as set forth in Schedule I or, if such communication shall be by facsimile communication, to the number designated for such purpose in Schedule I (and with confirmation to be made to the Person and at the number designated for such purpose on Schedule I) or at such other address or facsimile number as you may hereafter designate by notice to the Company, or
  (c) if to any other holder of any Note, at the address of such holder as it appears on the Note Register.

        15.5. LAW GOVERNING. THIS AGREEMENT AND THE NOTES AND ALL AMENDMENTS, SUPPLEMENTS, MODIFICATIONS, WAIVERS AND CONSENTS RELATING HERETO OR THERETO SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

        15.6.     SUBMISSION TO JURISDICTION; WAIVER OF
  JURY TRIAL. THE COMPANY HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT OR THE NOTES MAY BE LITIGATED IN SUCH COURTS, AND THE COMPANY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY MAIL OR MESSENGER DIRECTED TO IT AS PROVIDED IN SECTION 15.4 AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN MAILED TO THE COMPANY IN ACCORDANCE HEREWITH. NOTHING CONTAINED IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY HOLDER OF NOTES TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY JURISDICTION AGAINST THE COMPANY OR TO ENFORCE A JUDGMENT OBTAINED IN THE COURTS OF ANY OTHER JURISDICTION. THE COMPANY ACKNOWLEDGES THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE FOR A BENCH TRIAL AND HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        15.7.     Headings, etc.  The headings in this
  Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning or construction of any of the terms hereof.

        15.8.     Substitution of Purchaser.  You shall
  have the right to substitute a subsidiary wholly owned by you as a Note Purchaser of any or all of the Notes to be purchased by you on the Closing Date by written notice delivered to the Company, which notice shall be signed by you and such subsidiary and shall contain such subsidiary's agreement to be bound by this Agreement; provided, however, that such agreement may contain a statement to the effect that such subsidiary at all times has the right to sell the Notes being purchased by it to you. The Company agrees that, upon the Company's receipt of such notice and except to the extent otherwise specified therein, wherever the word "you" is used in this Agreement (other than in this Section), such word shall be deemed to refer to such subsidiary in lieu of you. If any subsidiary has been substituted as a Note Purchaser of any Notes and shall subsequently transfer such Notes to you, then you will thereafter be liable for all obligations and entitled to all the rights and benefits of the purchaser of such Notes under this Agreement.

        15.9.     Entire Agreement.  This Agreement
  embodies the entire agreement and understanding between you and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof.

        15.10.    Counterparts.  This Agreement may be
  executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        15.11. Severability. Any provision of this Agreement which shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or enforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterparts of this Agreement whereupon this Agreement shall become a binding agreement between you and the Company.

                            Very truly yours,

                            MONTGOMERY WARD & CO.,
                            INCORPORATED

                            By   /s/ Carol J. Harms
                                 Name: Carol J. Harms
                                 Title: Vice President and
  Treasurer





  The foregoing Agreement is hereby accepted and agreed to as of the date hereof.


  NEW YORK LIFE INSURANCE COMPANY

  By    /s/ Karen Hiniker
   Name: Karen Hiniker
   Title: Assistant Vice President


  JOHN HANCOCK MUTUAL LIFE
  INSURANCE COMPANY

  By    /s/ Willma H. Davis
   Name: Willma H. Davis
   Title: Second Vice President


  THE TRAVELERS INSURANCE COMPANY

  By    /s/ Teresa M. Torrey
   Name: Teresa M. Torrey
   Title: Second Vice President

NATIONWIDE LIFE INSURANCE COMPANY*

  WEST COAST LIFE INSURANCE COMPANY**

  WISCONSIN HEALTH CARE LIABILITY
  INSURANCE PLAN**

  *By   /s/ Jeffrey G. Milburn
   Name: Jeffrey G. Milburn
   Title: Vice President
        Corporate Fixed-Income Securities

  **By  /s/ Jeffrey G. Milburn
   Name: Jeffrey G. Milburn
   Title: Attorney-in-fact

  SUN LIFE ASSURANCE COMPANY OF CANADA

  By    /s/ C. James Prieur
   Name: C. James Prieur
   Title: Vice President, Investments

  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)


  By    /s/ John N. Whelihan
   Name: John N. Whelihan
   Title: Vice President, U.S. Private Placements - For
  President


  By    /s/ Margaret S. Mead
   Name: Margaret S. Mead
   Title: Assistant Vice President & Counsel - For
  Secretary


  CONNECTICUT GENERAL LIFE INSURANCE COMPANY

  By    CIGNA INVESTMENTS, INC.

   By   /s/ James F. Coggins, Jr.
        Name: James F. Coggins, Jr.
        Title: Managing Director

AID ASSOCIATION FOR LUTHERANS

  By    /s/ Jerry Scheel
   Name: R. Jerry Scheel
   Title: Second Vice President - Securities


  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

  By    /s/ Julia S. Tucker
   Name: Julia S. Tucker
   Title: Investment Officer


  LUTHERAN BROTHERHOOD

  By    /s/ Michael Landreville
   Name: Michael Landreville
   Title: Assistant Vice President


  AMERICAN FAMILY LIFE INSURANCE COMPANY

  By    /s/ Phillip Hanifan
   Name: Phillip Hannifan
   Title: Investment Director


  KANSAS CITY LIFE INSURANCE COMPANY

  By    /s/ Richard L. Finn
   Name: Richard L. Finn
   Title: Sr. Vice President, Finance


  NORTH WEST LIFE ASSURANCE COMPANY OF CANADA

  By    MIMLIC ASSET MANAGEMENT COMPANY

   By   Guy M. de Lambert
        Name: Guy M. de Lambert
        Title: Vice President

GREAT WESTERN INSURANCE COMPANY

  By    MIMLIC ASSET MANAGEMENT COMPANY

   By   /s/ Lynne M. Mills
        Name: Lynne M. Mills
        Title: Vice President


  GUARANTEE RESERVE LIFE INSURANCE COMPANY

  By    MIMLIC ASSET MANAGEMENT COMPANY

   By   /s/ Lynne M. Mills
        Name: Lynne M. Mills
        Title: Vice President


  NATIONAL TRAVELERS LIFE COMPANY

  By    MIMLIC ASSET MANAGEMENT COMPANY

   By   /s/ Lynne M. Mills
        Name: Lynne M. Mills,
        Title: Vice President


  SECURITY MUTUAL LIFE INSURANCE COMPANY

  By    /s/ Kevin W. Hammond
   Name: Kevin W. Hammond
   Title:


  WOODMEN ACCIDENT AND LIFE COMPANY

  By    /s/ M.F. Wilder
   Name: M.F. Wilder
   Title: Senior Vice President
        and Treasurer


  PROVIDENT MUTUAL LIFE INSURANCE
  COMPANY

  By    /s/ James D. Kestner
   Name: James D. Kestner
   Title: Vice President


  CONNECTICUT MUTUAL LIFE INSURANCE COMPANY


  By    /s/ Lawrence D. Stillman
   Name: Lawrence D. Stillman
   Title: Senior Investment Officer


  CM LIFE INSURANCE COMPANY

  By    /s/Lawrence D. Stillman
   Name: Lawrence D. Stillman
   Title: Senior Investment Officer

  NEW YORK LIFE INSURANCE AND
  ANNUITY CORPORATION

  By    /s/ Karen Hiniker
   Name: Karen Hiniker
   Title: Assistant Vice President

                                * * *

                                                           SCHEDULE I

                   Payment and Notice Information







                    Name and Address of Purchaser
  Principal Amount and
  Series of Notes
  Purchased


  NEW YORK LIFE INSURANCE AND ANNUITY
   CORPORATION
  $30,000,000
  Series H Notes


  (1)     All payments by wire or intrabank
            transfer of immediately available
            funds to:

     Chemical Bank
     New York, New York
     ABA No. 021-000-128
     for credit to the account of:
     New York Life Insurance and Annuity
       Corporation
     General Account No. 008-0-57001

     with sufficient information (including
       issuer, interest rate, maturity, PPN
       614223 D* 3 and whether payment is of
       principal, premium, or interest) to
       identify the source and application of
       such funds, with advice of such
       unscheduled or optional payments to:

     New York Life Insurance and Annuity
       Corporation
     c/o New York Life Insurance Company
     51 Madison Avenue
     New York, New York  10010-1603

     Attention: Treasury Department
                Securities Income Section
                Room 209




  (2)     All other communications to:

     New York Life Insurance and Annuity
       Corporation
     c/o New York Life Insurance Company
     51 Madison Avenue
     New York, New York  10010-1603

     Attention: Investment Department
                Private Finance Group
                Room 206
                Telecopy No.:  (212) 447-4122

     with a copy to the above address, but
       indicating:

     Attention: Office of General Counsel
                Investment Section, Room 105B
                Telecopy No.:  (212) 576-8340




  NEW YORK LIFE INSURANCE COMPANY
  51 Madison Avenue
  New York, New York  10010

  (1)     All payments on account of the Notes
            shall be made by wire or intrabank
            transfer of immediately available
            funds, with sufficient information
            (including issuer, interest rate,
            maturity, PPN 614223 D* 3 and whether
            payment is of principal, premium or
            interest) to identify the source and
            application of such funds, to:

     Morgan Guaranty Trust Company
       of New York
     ABA No. 021-000-238
     for credit to the account of:
     New York Life Insurance Company
    General Account No. 810-00-000


  $10,000,000
  Series H Notes


     with advice of any unscheduled or
       optional payments
     to:

     New York Life Insurance Company
     51 Madison Avenue,
     New York, New York  10010-1603

     Attention:     Treasury Department
                Securities Income Section, Room
                    209
                Telecopy No. (212) 447-4160








  (2)     All other communications shall be
            directed to:

     New York Life Insurance Company
     51 Madison Avenue,
     New York, New York  10010-1603

     Attention:     Investment Department
                Private Finance Group, Room 206
                Telecopy No. (212) 447-4122

     with a copy to the above address, but
       indicating:

     Attention: Office of the General
                 Counsel
                Investment Section, Room 10SB
                Telecopy No. (212) 576-8340





  JOHN HANCOCK MUTUAL LIFE INSURANCE
  COMPANY
  200 Clarendon Street
  Boston, Massachusetts  02117
  $12,000,000
  Series H Notes

  $ 8,000,000
  Series H Notes


  (1)     All payments on account of the Notes
            or other obligations in accordance
            with the provisions thereof shall be
            made by bank wire transfer of
            immediately available funds for
            credit, not later than 12 noon,
            Boston time, to:

     The First National Bank of Boston
     ABA No. 011000390
     100 Federal Street
     Boston, Massachusetts 02110
     Account of:    John Hancock Mutual Life
                    Insurance Company Private
                      Placement Collection Account
     Account Number:  541-55417
     On Order of: Montgomery Ward & Co., Inc.
       (PPN 614223 D* 3)



  (2)     Contemporaneous with the above wire
            transfer, advice setting forth (1)
            the full name, interest rate and
            maturity date of the Notes or other
            obligations; (2) allocation of
            payment between principal and
            interest and any special payment; and
            (3) name and address of Bank (or
            Trustee) from which wire transfer was
            sent, shall be delivered or mailed
            to:

     John Hancock Mutual Life Insurance
       Company
     John Hancock Place
     200 Clarendon Street
     Boston, Massachusetts 02117
     Attention:     Securities Accounting Div
                      T-10



  (3)     All notices with respect to
            prepayments, both scheduled and
            unscheduled, whether partial or in
            full, and notice of maturity shall be
            delivered or mailed to:

     John Hancock Mutual Life Insurance
       Company
     John Hancock Place
     200 Clarendon Street
     Boston, Massachusetts 02117
     Attention:     Securities Accounting
                      Division
                   T-10



  (4)     All other communications which shall
            include, but not be limited to,
            financial statements and certificates
            of compliance with financial
            covenants, shall be delivered
            or mailed to:

    John Hancock Mutual Life Insurance
     Company
     John Hancock Place
     200 Clarendon Street
     Boston, Massachusetts 02117
     Attention:     Bond and Corporate Finance
                      Dept. T-57



  (5)     All securities shall be registered in
            the name of John Hancock Mutual Life
            Insurance Company.



  (6)     Tax I.D. No. 04-1414660



  THE TRAVELERS INSURANCE COMPANY
  One Tower Square
  Hartford, Connecticut  06183
  $20,000,000
  Series I Notes


  (1)     All payments on account of the Notes
            shall be made in immediately
            available funds at the opening of
            business on the due date by
            electronic funds transfer to:

     The Chase Manhattan Bank
     One Chase Manhattan Plaza
     New York, NY  10081
     ABA No. 021000021

     for credit to the account of The
       Travelers Insurance Company ("TIC"),
       Consolidated Private Placement Account
       No. 910-2-587434, providing sufficient
       information with such wire transfer to
       identify the source and application of
       such funds, the due date of the payment
       being made and if such payment is a
       final payment; and with instructions to
       give telephone advice of payment to
       TIC's Securities Department (203) 954-
       4348



  (2)     Contemporaneous with the above
            electronic funds transfer, advice
            setting forth (a) the full name,
            private placement number, interest
            rate and maturity date of the Notes,
            (b) the allocation of payment between
            principal, interest, premium or any
            other payment, and (c) the name and
            address of the bank from which
            payment was made, shall be delivered,
            mailed or telefaxed to:

     The Travelers Insurance Company
     One Tower Square
     Hartford, CT  06183-2030
     Attention:  Securities Department --
       Cashier



  (3)     All other communications:

     The Travelers Insurance Company
     One Tower Square
     Hartford, CT  06183-2030
     Attention:  Securities Department --
       Private Placements

     Nominee:  "TRAL & CO"
     Tax I.D.# 06-0566090



  CONNECTICUT MUTUAL LIFE INSURANCE COMPANY
  140 Garden Street M/S 272
  Hartford, Connecticut  06154
  $9,000,000
  Series I Notes

  $2,000,000
  Series I Notes


  (1)     All payments on account of the Notes
            shall be made by wire transfer of
            immediately available funds to:

     The Bank of New York
     ABA #021000018 BNF:IOC566
     Attn:  P&I Department
     FOR:  Connecticut Mutual Life Insurance
       Co.

     including issuer, interest rate, private placement number, maturity, and whether payment is of principal, interest, and/or premium



  (2)     All audit confirmations:

     Connecticut Mutual Life Insurance Co.
     c/o The Bank of New York
     P.O. Box 19266
     Attn:  P & I Department
     Newark, NJ  07195

     Audit confirmations can be sent via FAX
       to (212) 495-2730



  (3)     Communication such as annual reports,
            statements, waivers, amendments and
            other notices of payment on or in
            respect of the Notes should be sent
            to:

     Connecticut Mutual Life Insurance Co.
     140 Garden Street
     Hartford, CT 06154
     Attn:  Private Placements, MS 272



  (4)     The Notes should be registered as
            follows:

     Connecticut Mutual Life Insurance Co.
     Tax ID #06-0304620



  CM LIFE INSURANCE COMPANY
  140 Garden Street M/S 272
  Hartford, Connecticut  06154
  $4,000,000
  Series I Notes


  (1)     All payments on account of the Notes
            shall be made by wire transfer of
            immediately available funds to:

     The Bank of New York
     ABA #021000018 BNF:IOC566
     Attn:  P & I Department
     FOR:  CM Life Insurance Co.

     including issuer, interest rate, private placement number, maturity, and whether payment is of principal, interest and/or premium



  (2)     All audit confirmations:

     CM Life Ins. Co.
     c/o The Bank of New York
     P.O. Box 19266
     Attn:  P & I Department
     Newark, NJ  07195

     Audit confirmations can be sent via Fax
       to
     (212) 495-2730



  (3)     Communication such as annual reports,
            statements, waivers, amendments and
            other notices of payment on or in
            respect of the Notes should be sent
            to:

     CM Life Insurance Company
     140 Garden Street
     Hartford, CT 06154
     Attn:  Private Placements, MS 272



  (4)     The Notes should be registered as
            follows:

     CM Life Insurance Co.
     Tax ID #06-1041383



  NATIONWIDE LIFE INSURANCE COMPANY
  One Nationwide Plaza
  Columbus, OH  43215

    (Separate Account OH)


     Send notices and communications to:

     Nationwide Life Insurance Company
     One Nationwide Plaza (1-33-07)
     Columbus, Ohio  43215-2220
     Attention:  Corporate Fixed-Income
       Securities

     Wiring instructions:

     Morgan Guaranty Trust Company of New
       York
     ABA #021-000-238
     JOURNAL #999-99-024
     F/A/O Nationwide Life Insurance Company
       Custody A/C #71615
     Attn:  Custody Service Dept.
     PPN# 614223 D@ 1
     Security Description:  Montgomery Ward &
       Co., Inc. Senior Notes

  $11,500,000
  Series I Notes


  $ 1,000,000
  Series I Notes



     With notice of each such payment to:

     Nationwide Life Insurance Company
     One Nationwide Plaza (1-32-09)
     Columbus, Ohio  43215-2220
     Attention:  Corporate Money Management




     The original Note should be registered
       in the name of
     Nationwide Life Insurance Company and
       delivered to:

     Morgan Guaranty Trust Company of New
       York
     Safekeeping Incoming
     55 Exchange Place - A Level
     New York, NY  10260-0023
     F/A/O Nationwide Life Insurance Company
     Custody Account #71615



     Tax I.D. # 31-4156830



  WEST COAST LIFE INSURANCE COMPANY
  343 Sansome Street
  San Francisco, CA  94104

    Send notices and communications to:

     West Coast Life Insurance Company
     One Nationwide Plaza (1-33-07)
     Columbus, Ohio  43215-2220
     Attention:  Corporate Fixed-Income
       Securities

    Wiring instructions:

     Morgan Guaranty Trust Company of New
       York
     ABA #021-000-238
     JOURNAL #999-99-024
     F/A/O West Coast Life Custody A/C #73290
     Attn:  Custody Service Dept.
     PPN# 614223 D@ 1
     Security Description:  Montgomery Ward &
       Co., Inc. Senior Notes

  $2,000,000
  Series I Notes


     With notice of each such payment to:

     West Coast Life Insurance Company
     343 Sansome Street
     San Francisco, CA 94104
     Attention:  Karl Snover



     The original Note should be registered
       in the name of West Coast Life Insurance
       Company and delivered to:

     Morgan Guaranty Trust Company of New
       York
     Safekeeping Incoming
     55 Exchange Place - A Level
     New York, NY  10260-0023
     F/A/O West Coast Life Insurance Company
     Custody Account #73290

     A copy of the note should be mailed
       directly to:

     Mr. Karl Snover
     West Coast Life Insurance Company
     343 Sansome Street
     San Francisco, CA  94104



     Tax I.D. #94-0971150







  WISCONSIN HEALTH CARE LIABILITY
  INSURANCE PLAN
  2000 Westwood Avenue
  Wausau, Wisconsin  54401

  Send notices and communications to:

     Wisconsin Health Care Liability
       Insurance Plan
     One Nationwide Plaza (1-33-07)
     Columbus, Ohio  43215-2220
     Attention:  Corporate Fixed-Income
       Securities


  $500,000
  Series I Notes


  Wiring Instructions:

     Firstar Bank Milwaukee, N.A.
     Account of Firstar Trust Company
     ABA #075-000-022
     For credit to Account 112 950 027
     For further credit to Account 1690000



     With notice of each such payment to:
     Wisconsin Health Care Liability
       Insurance Plan
     2000 Westwood Avenue
     Wausau, Wisconsin  54401
     Attention:  Ms. Lorraine Moran



     Name of nominee in which Notes are to be issued: Band & Co.

     The original note should be delivered
       to:

     Firstar Bank Milwaukee, N.A.
     777 East Wisconsin Avenue
     Milwaukee, Wisconsin  53202
     Attention:  Securities Department -
       Clybourn Level

     A copy of the note should be mailed
       directly to:

     Ms. Lorraine Moran
     Wisconsin Health Care Liability
       Insurance Plan
     2000 Westwood Avenue
     Wausau, Wisconsin  54401

     Tax I.D. #39-1256796




  SUN LIFE ASSURANCE COMPANY OF
    CANADA (U.S.)
  One Sun Life Executive Park
  Wellesley Hills, MA  02181
  $10,000,000
  Series I Notes






     Wire transfers of principal and interest payments with regard to the Notes are to be directed to:

          Chemical Bank (ABA
            #021-000-128)
          55 Water Street
          New York, New York  10041
          For the Account of:  Sun Life
            Assurance Company of Canada (U.S.)
            #323-023177



     All wire transfers are to be accompanied by the PPN and the source and application of the funds. In addition, written notice of each mandatory payment is to be mailed to:

          Sun Life Assurance Company of
            Canada (U.S.)
          Three Sun Life Executive Park
          Wellesley Hills, MA  02181
          Attention:  Manager, Investment
            Accounting,
          SC #3327



     All other notices and correspondence,
       including notices of optional
       prepayments, are to be mailed to:

          Sun Life Assurance Company of
            Canada (U.S.)
          One Sun Life Executive Park
          Wellesley Hills, MA  02181
          Attention:  Investment Department/
            Private Placements, SC #1303

    Tax I.D. # 04-2461439



  SUN LIFE ASSURANCE COMPANY OF
   CANADA
  One Sun Life Executive Park
  Wellesley Hills, MA  02181

  Wire transfers of principal and interest with regard to the Notes are to be directed to:

    The Chase Manhattan Bank
    (ABA# 021-000-021)
    One Chase Manhattan Plaza
    New York, New York  10081
    For the account of Sun Life
    Assurance Company of Canada
    #910-2-590644* or
    #910-2-721942**

  All wire transfers are to be accompanied by the PPN and the source and application of the funds. In addition, written notice of each mandatory payment is to be mailed to:

    Sun Life Assurance Company of Canada
    Three Sun Life Executive Park
    Wellesley Hills, MA  02181
    Attention:  Manager, Investment
  Accounting, SC #3327

  All other notices and correspondence,
  including notices of optional prepayments, are to be mailed to:

    Sun Life Assurance Company of Canada
    One Sun Life Executive Park
    Wellesly Hills, MA  02181
    Attention:  Investment Department/
    Private Placements, SC# 1303

  Tax I.D.#38-1082080
  $ 1,500,000
  Series I Notes*

  $ 1,000,000**
  Series I Notes






  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
  900 Cottage Grove Road
  Hartford, Connecticut  06152

  Name in Which Note is to be Registered:

     CIG & Co.
  $7,000,000
  Series H Notes

  $5,000,000
  Series H Notes


  Payment on Account of Note

     Method:  Federal Funds Wire Transfer
     Account Information:
     Chase NYC/CTR/
     BNF=CIGNA Private
       Placements/AC=9009001802
     ABA# 021000021



  Accompanying Information:

     OBI=[name of company; description of
       security; interest rate, maturity date;
       PPN; due date and application (as among
       principal, premium and interest of the
       payment being made; contact name and
       phone.]



  Address for Notices Related to Payments:

     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Securities Processing S-206
     900 Cottage Grove Road
     Hartford, CT  06152-2206

     with a copy to:

     Chase Manhattan Bank, N.A.
     Private Placement Servicing
     P.O. Box 1508
     Bowling Green Station
     New York, New York  10081
     Attention:  CIGNA Private Placements
     FAX:  212-552-3107/1005



  Address for All Other Notices:

     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention:  Private Securities Division
       S-307
     900 Cottage Grove Road
     Hartford, Connecticut  06152-2307
     Fax:  203-726-7203



     Tax I.D. #13-3574027



  AID ASSOCIATION FOR LUTHERANS
  222 West College Avenue
  Appleton, WI  54919-0001

    All payments of principal, interest and
  premium on the   account of the security
  shall be made by wire transfer   (in
                                     immedia
                                     tely
                                     availab
                                     le
                                     funds)
                                     to:

          Harris Trust and Savings Bank,
            Chicago
          ABA No. 071 000 288
          A/C #109-211-3
          Attn:  Trust Collection/P & I
          Ref. Information
          Security Description
          CUSIP
          Payable Date
          Principal & Interest breakdown
          Interest rate for variable rate

    All notices with respect to payments to:

          Aid Association for Lutherans
          Attention:  Investment Accounting
          4321 North Ballard Road
          Appleton, WI  54919

          and

          Harris Trust and Savings Bank
          Institutional Custody - 5E
          111 West Monroe Street
          Chicago, IL  60690-0755


  $10,000,000
  Series I Notes



     Address for all other communications to:

          Aid Association for Lutherans
          Attention:  Investment Department
          4321 North Ballard Road
          Appleton, WI  54919

     Send securities to:

          Ms. Polly Jozefczyk
          Investment Manager Services 190/6
          Harris Trust and Savings Bank
          111 West Monroe Street
          Chicago, IL  60690



  THE VARIABLE ANNUITY LIFE INSURANCE
  COMPANY
  2929 Allen Parkway
  Houston, Texas  77019-2155

     All payments to be made by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

     ABA #011000028
     State Street Bank and Trust Company
     Boston, MA 02101
     Re:  The Variable Annuity Life Insurance
       Company
     AC-0125-821-9
     OBI=PPN # and description of payment
     Fund Number PA 54



















  $10,000,000
  Series J Notes






  Payment notices to:

     The Variable Annuity Life Insurance
       Company
       and PA 54
     c/o State Street Bank and Trust Company
     Insurance Services Custody (AH2)
     State Street South
     Ann Hutchinson Offices, 2nd Floor
     108 Myrtle Street
     Two New Port Office Park
     North Quincy, MA  02171

     Facsimile Number:  (617) 985-4923

  Duplicate payment notices and all other
  correspondences to:

     The Variable Annuity Life Insurance
       Company
     c/o American General Corporation
     Attn:  Investment Research Department,
       A37-01
     P.O. Box 3247
     Houston, Texas  77253-3247

     Overnight Mail Address:  2929 Allen
                                Parkway
                                   Houston, Texas  77019-
                                     2155

     Facsimile Number:  (713) 831-1366

    Tax I.D. Number:  74-1625348

  LUTHERAN BROTHERHOOD

  Payments to:

     By Wire:  Norwest Bank Minnesota, N.A.
               ABA #091000019
                 For Credit to Trust Clearing
                      Account
               #08-40-245
               Attn: Carole Batchelder
               For Credit to:  Lutheran Brotherhood
               Acct. No.: 12651300































  $7,000,000
  Series I Notes


     By Mail:  Lutheran Brotherhood
               Norwest Bank Minnesota, N.A.
               P.O. Box 1450
               NW9919
               Minneapolis, MN 55485




  All payments must include the following
  information:

     A/C Lutheran Brotherhood
     Account No.:  12651300
     Security Description
     Private Placement Number
     Reference Purpose of Payment
     Interest and/or Principal Breakdown



  Notices of payments and written
  confirmation of such wire transfers to:

     Lutheran Brotherhood
     Attn:  Investment Accounting/Trading
       Administrator
     625 Fourth Avenue South
     20th Floor
     Minneapolis, MN  55415



  All other communications to:

     Lutheran Brotherhood
     Attn:  Investment Division
     625 Fourth Avenue South
     Minneapolis, MN  55415



  Private Placement Notes sent to:

     Norwest Bank Minnesota, N.A.
     733 Marquette Avenue
     5th Floor
     Investors Building
     Minneapolis, MN  55479-0047

  With a copy to the Lutheran Brotherhood in-house attorney.









  AMERICAN FAMILY LIFE INSURANCE COMPANY
  6000 American Parkway
  Madison, Wisconsin  53783-0001

  (1)     All payments on or in respect of the
            Notes to be by bank wire transfer of
            Federal or other immediately
            available funds.  Each such wire
            transfer shall set forth the name of
            the Company, the full title
            (including the coupon rate and final
            maturity date) of the Notes, and
            the due date and application (as
            among principal, premium and
            interest) of the payment being made.
            Payment shall be made to:
  $5,000,000
  Series H Notes


     Firstar Bank Milwaukee, N.A.
     Acct. of Firestar Trust Company
     ABA #075000022
     For Credit to Acct. #112 950 027
     Trust Acct.  000018012500
     Attention:  Accounting Department



  (2)     All notices and communications,
            including notices with respect to
            payments and written confirmation of
            each such payment as well as
            quarterly and annual financial
            statements, to be addressed to:



     American Family Life Insurance Company
     6000 American Parkway
     Madison, Wisconsin  53783-0001
     Attention:  Investment Division -
       Private Placements



  (3)     Tax Identification Number:  39-
            6040365



  (4)     Nominee Name in Which Notes are to be
            Registered:  BAND & Co.



  (5)     Notes to be sent special delivery
            Federal Express to:

     Firstar Bank of Madison
     1 South Pinckney Street
     Madison, WI  53703
     Attn:  Business Custody









  KANSAS CITY LIFE INSURANCE CO.
  3520 Broadway, Box 411587
  Kansas City, Missouri  64141-1587

  (1)     Note Delivery Address:

     United Missouri Trust Company, NY
     Attn:  John DeMarco
     One Battery Park Plaza, 8th Floor
     New York, NY  10004
  $5,000,000
  Series I Notes


  (2)     All confirmations:

     Kansas City Life Insurance Company
     Securities Division
     Box 411587
     Kansas City, MO  64141-1587



  (3)     Other Communications:

     Kansas City Life Insurance Co.
     3520 Broadway, Box 411587
     Kansas City, MO  64141-1587
     Attn:  Anne C. Moberg



  (4)     Note Payment Instructions:

     United Missouri Bank of Kansas City
     ABA #1010 000 695
     Credit of AC#0006823
     FBO:  Kansas City Life Insurance Company
     AC#690182001
     Attn:  Securities Administration



  (5)     Registration of a Note:

     UMBTRU & Co.
     Tax ID # of UMBTRU 43-6295832







  NORTH WEST LIFE ASSURANCE COMPANY OF CANADA
  c/o MIMLIC Asset Management Company
  400 North Robert Street
  St. Paul, Minnesota  59101

  (1)     The Notes being purchased for The
            North West Life Assurance Company of
            Canada should be registered in
            the name of The North West Life
            Assurance Company of Canada.  The
            Notes should be forwarded to the
            following address:

     North West Life Assurance Company of
       Canada
     800-1040 West Georgia Street
     Vancouver, British Columbia
     Canada,  V6E 4H1
     Attn:  Arthur Putz
  $1,000,000
  Series H Notes


  (2)     All notices and statements should be
            sent to the
     following:

     North West Life Assurance Company of
       Canada
     c/o MIMLIC Asset Management Company
     400 North Robert Street
     St. Paul, MN  55101
     Attn:  Client Administrator



  (3)     The wire transfer address to which
            all payments should be made is as
            follows:

     All payment on account of the Notes
       shall be made by immediately available
       funds to:

     Seafirst SEA (Seattle-First National
       Bank)
     ABA # 125 000 024
     RC# 90712
     Reference North West Life Assurance
       Company.

     All wire transfers should identify the
       source and application of funds.



  (4)     Tax I.D. #98-0018913



  GREAT WESTERN INSURANCE COMPANY
  c/o MIMLIC Asset Management Company
  400 North Robert Street
  St. Paul, Minnesota  55101
  $500,000
  Series J Notes


  (1)     The Notes being purchased for Great
            Western Insurance Company should be
            registered in the nominee name of
            "Zions First National Bank for Great
            Western Insurance Company".  The
            Notes should be forwarded to the
            following address:

     Bank of Utah
     P.O. Box 231
     Ogden, UT  84402
     Attn:  Richard Carroll, Trust Department



  (2)     All notices and statements should be
            sent to the following address:

     Great Western Insurance Company
     c/o MIMLIC Asset Management Company
     400 North Robert Street
     St. Paul, MN  55101
     Attn:  Client Administrator



  (3)     The wire transfer address to which
            all payments should be made is as
            follows:

     All payment on account of the Notes
       shall be made by immediately available
       funds to:

     Zions First National Bank
     Salt Lake City, UT
     ABA #124-0000-54
     Further credit to account #80-00005-2
     Reference:  Great Western Insurance
       Company

     All wires should identify the source and application of funds.



  (4)     Any checks (in lieu of wire transfer)
            should be sent to the following
            address:

     Zions First National Bank
     Trust Department
     P.O. Box 30880
     Salt Lake City, UT  84130
     Ref:  Great Western Insurance Company



  (5)     Tax I.D. #87-0395954







  GUARANTEE RESERVE LIFE INSURANCE COMPANY
  c/o MIMLIC Asset Management Company
  400 North Robert Street
  St. Paul, Minnesota  55101
  $500,000
  Series J Notes


  (1)     The Notes being purchased for
            Guarantee Reserve Life Insurance
            Company should be registered in the
            nominee name of "Gant & Co".  The
            Notes should be forwarded to the
            following address:

     Mercantile National Bank of Indiana
     Ref:  Guarantee Reserve Life Insurance
       Company
     5243 Hohman Avenue
     Hammond, IN  46320



  (2)     All notices and statements should be
            sent to the following address:

     Guarantee Reserve Life Insurance Company
     c/o MIMLIC Asset Management Company
     400 North Robert Street
     St. Paul, MN  55101
     Attn:  Client Administrator



  (3)     The wire transfer address to which
            all payments of the Notes shall be
            made is as follows:

     All payments on account of the Notes
       shall be made by wire transfer of
       immediately available funds to:

     Mercantile National Bank of Indiana
     Hammond, IN
     ABA #0719-12813
     For Credit to Guarantee Reserve Life
       Insurance
       Company
     Attn:  Trust Department
             Geneva DeVine

     All wires should identify the source and application of funds.



  (4)     Tax ID  #35-0815760



  NATIONAL TRAVELERS LIFE COMPANY
  c/o MIMLIC Asset Management Company
  400 North Robert Street
  St. Paul, Minnesota  55101
  $1,000,000
  Series J Notes


  (1)     The Notes being purchased for
            National Travelers Life Company
            should be registered in the nominee
            name of "VAR & Co".  The Certificates
            should be forwarded to the following
            address:

     First Trust, N.A.
     P.O. Box 64190
     180 East Fifth Street
     4th Floor, Custody Window
     St. Paul, MN  55164-0190
     Attn:  Peggy Sime



  (2)     All notices and statements should be
            sent to the following address:

     National Travelers Life Company
     c/o MIMLIC Asset Management Company
     400 North Robert Street
     St. Paul, MN  55101
     Attn:  Client Administrator



  (3)     The wire transfer address to which
            all payments should be made is as
            follows:

     All payments on account of the Notes
       shall be made by wire transfer of
       immediately available funds to:

     First Bank N.A.
     Minneapolis, MN
     ABA #091-0000-22
     For further credit to First Trust N.A.
     Acct #180121167365
     TSU:  050, for credit to National
       Travelers Life
       Company
     Account #12609110
     Attn:  Peggy Sime (612) 244-0647



     All wire transfers should identify the
       source and application of funds.



  (4)     Tax ID  #42-0432940



  SECURITY MUTUAL LIFE INSURANCE COMPANY
  200 Centennial Mall North
  Lincoln, Nebraska  68501
  $2,000,000
  Series H Notes


  (1)     All payments on or in respect of the
            Notes shall be made by wire transfer
            of immediately available funds at the
            opening of business on the due date
            to:

     National Bank of Commerce
     13th & "O" Streets
     Lincoln, NE
     ABA No. 1040-00045

     Account of:      Security Mutual Life
     Account No.:   40-797-624

     Each such wire transfer shall set forth
       the name of the issuer, the full title
       of the Notes (including the rate and
       final redemption or maturity date) and
       application of such funds among
       principal, premium and interest, if
       applicable.



  (2)     All notices of payments and written
            confirmations of such wire transfers
            should be sent to:

     The Security Mutual Life Insurance
       Company
       of Lincoln, Nebraska
     200 Centennial Mall North
     Lincoln, NE  68508
     Attention:  Mr. Kevin Hammond
     Fax:  (402) 434-9599
     or
     The Security Mutual Life Insurance
       Company
       of Lincoln, Nebraska
     P.O. Box 82248
     Lincoln, NE  68501



     Tax I.D. No.:  47-0293990



  WOODMEN ACCIDENT AND LIFE COMPANY
  1526 K Street
  Lincoln, Nebraska  68508
  $2,000,000
  Series J Notes


     All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available
       Federal funds to:

          FirsTier Bank Lincoln, N.A.
          ABA # 1040-0003-2
          13th and N Streets
          Lincoln, Nebraska 68508
          For credit to Woodmen Accident and
            Life Company
          General Fund Account No. 092-909

     Each such wire transfer shall set forth
       the name of the Obligor, the full title
       (including the interest rate and
       final maturity date) of the Notes and
       the due date and application (as among
       principal, premium and interest) of the
       payment being made.





     Address for all notices relating to
       payments and all other communications:

          Woodmen Accident and Life Company
          P.O. Box 82288
          Lincoln, Nebraska  68501
          Attention:  Investment Operations




     Address for Overnight Delivery/Express
       Mail:

          Woodmen Accident and Life Company
          1526 K Street
          Lincoln, Nebraska  68508
          Attention:  Investment Operations



     Tax I.D.# 47-0339220




  PROVIDENT MUTUAL LIFE INSURANCE COMPANY
  1600 Market Street
  Philadelphia, PA  19103
  Facsimile: (215) 636-8322

  Payment Instructions:

     All payments on or in respect of the
       Notes to be by wire transfer of
       Federal or other immediately
       available funds with sufficient
       information to identify the payer,
       the particular issue of notes and
       whether the payment is for principal,
       interest or premium to the following:

          PNC Bank
          Broad and Chestnut Streets
          Philadelphia, PA  19101
          ABA# 031-000-053


  $1,500,000
    Series I Notes
          for credit to

          Provident Mutual Life Insurance
            Company
          Account # 85-2000-4909



  Notices:

     All notices and communications to be
       addressed as provided above, except
       notices with respect to payments, which
       should be addressed to -- Attention:
       Treasurer.



     Tax I.D. # 23-099-045-0

                             SCHEDULE II
                            (Section 7.2)

  Set forth below is a list of all Subsidiaries of the Company as of June 30, 1995 all of which are Wholly Owned
  Subsidiaries, and their respective jurisdictions of incorporation:
      American Delivery Service Company (Del.)
             Continental Transportation, Inc. (Del.)
     *Brandywine DC, Inc. (Fla.)
      Brettward Properties Co., Inc. (Md.)
      Furniture Investors, Inc. (Del.)
            *Goode Investments, Inc. (Ill.)
      Huga Realty Inc. (Del.)
      Jefferson Stores, Inc. (Nev.)
      JRI Distributing, Inc. (Del.)
     *Lechmere Development Corporation (Del.)
      LMR Acquisition Corporation (Mass.)
             Lechmere, Inc. (Mass.)
      Marcor Housing Systems, Inc. (Del.)
      Marinco Insurance U.S.A., Inc. (Ver.)
      MF Nevada Investments, Inc. (Nev.)
      Michaelward Properties Co., Inc. (Md.)
      Montgomery Ward Development Corporation (Del.)
             Barretward Properties Co., Inc. (Md.)
             First Mont Corporation (Del.)
             Gabeward Properties Corporation (Del.)
            *Garden Grove Development Corporation (Del.)
             Joshward Properties Corporation (Del.)
             Maryward Properties Corporation (Del.)
             Montgomery Ward Land Corporation (Del.)
             National Homefinding Service, Inc. (Del.)
             Paulward Properties Co., Inc. (Md.)
            *Robertward Properties Corporation (Del.)
             Second Mont Corporation (Del.)
             Seventh Mont Corporation (Del.)
            *618 Corporation (Del.)
            *619 Corporation (Del.)
             The 535 Corporation (Del.)
            *University Avenue Marketplace, Inc. (Del.)
             Wycombe Properties, Inc. (Del.)
       MPI, Inc. (Del.)
      *MW Direct General, Inc. (Del.)
      *MW Direct Limited, Inc. (Del.)
      *MW Land Corporation (Del.)
       Montgomery Ward Foundation (Ill., not-for-profit)
       Montgomery Ward International, Inc. (Del.)
             Montgomery Ward Hong Kong, Ltd. (Hong Kong)
            *Montgomery Ward Commercial Ltd. (Brazil)
       Montgomery Ward Properties Corporation (Del.)

            Brandywine Properties, Inc. (Del.)
             M-W Fairfax Properties, Inc. (Va.)
            *2825 Development Corporation (Del.)
      Montgomery Ward Realty Corporation (Del.)
      Montgomery Ward Securities, Inc. (Del.)
      MW-Export, S.A. de C.V. (Mex.)
      M-W Prestress, Inc. (Col.)
             R M P Development Corporation (N. Mex.)
      M-W Properties Corporation (Del.)
             Fourth Wycombe Properties, Inc. (Del.)
      M-W Restaurants Realty Corporation (Del.)
     *998 Monroe Corporation (Del.)
      Sacward Properties, Inc. (Del.)
     *7th & Carroll Corporation (Del.)
      Signature Financial/Marketing, Inc. (Del.)
             Credit Card Sentinel, Inc. (Cal.)
             Greater California Dental Plan (Cal.)
             I.S.S. Agency, Inc. (Del.)
             Montgomery Ward Auto Club, Inc. (Del.)
             Montgomery Ward Enterprises, Inc. (Del.)
               SignatureCard, Inc. (Ind.)
             Montgomery Ward Financial Center, Inc. (Ill.)
             Montgomery Ward Insurance Company (Ill.)
             Montgomery Ward Life Insurance Company (Ill.)
               Forum Insurance Company (Ill.)
             Montgomery Ward Agency, Inc. (Ill.)
             Montgomery Ward Clubs, Inc. (Del.)
             National Dental Service, Inc. (Del.)
             Signature Dental Plan of Florida, Inc. (Fl.)
             Signature Investment Advisors, Inc. (Del.)
             Signature's Nationwide Auto Club, Inc. (Del.)
               Signature Agency, Inc. (Del.)
                 Signature Agency - Wyoming, Inc. (Wyo.)
             The Signature Life Insurance Company of America(Ill.) Standard T Chemical Company, Inc. (Del.)
      Third Wycombe Properties, Inc. (Del.)
     *2825 Realty Corporation (Del.)
      Yard-Man Inc. (Del.)
      WFL Realty, Inc. (Del.)

  Except for those Subsidiaries listed above which are preceded by an asterisk, the above listed Subsidiaries are Restricted Subsidiaries.

                           SCHEDULE III
                                  (Sections 6.4(b) and 7.15)

  Lien (Section 6.4(b)

  Security interests with respect to fixtures (excluding trade or store fixtures) and documents related to real property which were granted in connection with a financing of real property reflected in the audited consolidated financial statements of the Company and its Subsidiaries for the Fiscal Year ended December 31, 1994 (the "1994 Audited Financial Statements" ) referred to in Section 7.4.

  Security interests with respect to leases which might be classified for some purposes as conditional sales contracts but which the Company on its consolidated balance sheet included in the 1994 Audited Financial
  Statements classified as assets and obligations, respectively, under Capital Leases.

  Security interests with respect to leases which might be classified for some purposes as secured loans or conditional sales contracts but which in accordance with GAAP the Company classifies in its financial statements as operating leases (including, without limitation, those reflected in the footnotes to the 1994 Audited Financial Statements).

  Lien on the Dublin, California retail store property securing certain indemnities extended by the Company, as sublessor, and Toys 'R Us, as sublessee, under subleases at various retail stores where the Company's lessor would not execute a non-disturbance agreement with Toys 'R Us.

  Indebtedness for Borrowed Money (Section 7.15)

  Since the date of the 1994 Audited Financial Statements:

  1. The scheduled payments have been made on the remaining long-term debt listed in Note 11, and no prepayments have been made on any such debt.

  2. The Company and its Subsidiaries have not incurred any additional Capital Lease
     Obligations, and all scheduled payments have been made on the Capital Leases reflected in the 1994
     Audited Financial Statements.

  3. Borrowing under the Credit Agreement and Short
     Term Credit Agreement have ranged from $137.5 million to $792.0 million and the lowest aggregate principal amount of loans under such Agreements at or below which such loans were maintained for a continuous 30 day period was $448.0 million.

  4. The Company has entered into short-term borrowing arrangements with various banks pursuant to which the Company may, with the lending bank's approval, borrow up to $120.0 million.
     Borrowings under these arrangements have ranged from zero to $120.0 million.

                                    SCHEDULE IV
                                   (Section 7.11)

                                        None

                                                EXHIBIT A-1
                                                    to
                                          Note Purchase Agreement

                   MONTGOMERY WARD & CO., INCORPORATED

                   6.52% Series H Senior Notes due 2000



No.                                                           July 11, 1995
$                                                        New York, New York
Private Placement No.:  614223 D*3


     MONTGOMERY WARD & CO., INCORPORATED, a corporation organized under the laws of the State of Illinois (herein, together with its successors and assigns, the "Company"), for value received, hereby promises to pay to
                         , or registered assigns, the principal
amount of          Dollars ($       ) (or so much thereof as
shall not have been prepaid) on July 15, 2000, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance of such principal amount at the rate of 6.52% per annum from the date hereof, payable semiannually in arrears on January 15 and July 15 of each year, commencing July 15, 1995, until such unpaid balance shall become due and payable (whether at final maturity, at a date fixed for prepayment or purchase or by declaration, acceleration or otherwise and at maturity), and with interest on any overdue principal (including any overdue required or optional prepayment of principal) and any overdue premium, if any, and (to the extent permitted by applicable law) any overdue interest at the Default Rate (as defined in the Note Purchase Agreement referred to below) until paid, such overdue interest, if any, to be payable semiannually as aforesaid or, at the option of the registered holder hereof, on demand. Payments of principal, premium, if any, and interest on this Note shall be made in lawful money of the United States of America at the principal office in New York, New York of Morgan Guaranty Trust Company of New York, or at such other place as may be provided pursuant to the Note Purchase Agreement referred to below or, in certain circumstances, to the holder of this Note as provided in Section 13 of said Note Purchase Agreement. If any payment of principal, premium, if any, or interest on or with respect to this Note becomes due and payable on any day that is not a Business Day, such amount shall be payable on the next succeeding Business Day and with respect to payments of principal, interest shall continue to accrue during any such extension period at the applicable rate of interest in effect immediately prior to such extension. "Business Day" means any day other than a Saturday, Sunday or any other day on which commercial banks are required or authorized by law or regulation to be closed in New York, New York.

     This Note is one of the duly authorized 6.52% Series H Senior Notes due July 15, 2000 of the Company originally issued in the aggregate principal amount of $80,000,000 pursuant to the Note Purchase Agreement, dated as of July 11, 1995, between the Company and certain institutional investors. The holder of this
Note is entitled to the rights and benefits of such Note Purchase Agreement and may enforce the agreements of the Company contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof. Reference is hereby made to the Note Purchase Agreement for a statement of such rights and benefits.

     As provided in said Note Purchase Agreement, this Note is subject to optional prepayments, in whole and in part, with a premium, all as specified in said Note Purchase Agreement.

     Upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his attorney duly authorized in writing, a new Note or Notes aggregating a like outstanding principal amount will be issued to and registered in the name of the transferee. The Company and any agent of the Company may treat the Person in whose name this Note is registered as the holder and owner hereof for the purpose of receiving payments and for all other purposes.

     In case an Event of Default (as defined in said Note
Purchase Agreement) shall occur and be continuing, the principal of this Note, together with interest and premium, in certain circumstances shall become due and payable and in other circumstances may be declared and become due and payable in the manner and with the effect provided in said Note Purchase
Agreement.

     THIS NOTE IS MADE AND DELIVERED IN NEW YORK, NEW YORK, AND
SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE
WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS
MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

                         MONTGOMERY WARD & CO., INCORPORATED


                         By:
                             Name:
                             Title:

                                                EXHIBIT A-2
                                                    to
                                          Note Purchase Agreement

                    MONTGOMERY WARD & CO., INCORPORATED

                   6.74% Series I Senior Notes due 2002

No.                                                           July 11, 1995
$                                                        New York, New York
Private Placement No.:  614223 D@1


     MONTGOMERY WARD & CO., INCORPORATED, a corporation organized under the laws of the State of Illinois (herein, together with its successors and assigns, the "Company"), for value received, hereby promises to pay to
                                   , or registered assigns, the
principal amount of         Dollars ($        ) (or so much
thereof as shall not have been prepaid) on July 15, 2002, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance of such principal amount at the rate of 6.74% per annum from the date hereof, payable semiannually in arrears on January 15 and July 15 of each year, commencing July 15, 1995, until such unpaid balance shall become due and payable (whether at final maturity, at a date fixed for prepayment or purchase or by declaration, acceleration or otherwise and at maturity), and with interest on any overdue principal (including any overdue required or optional prepayment of principal) and any overdue premium, if any, and (to the extent permitted by applicable law) any overdue interest at the Default Rate (as defined in the Note Purchase Agreement referred to below) until paid, such overdue interest, if any, to be payable semiannually as aforesaid or, at the option of the registered holder hereof, on demand. Payments of principal, premium, if any, and interest on this Note shall be made in lawful money of the United States of America at the principal office in New York, New York of Morgan Guaranty Trust Company of New York, or at such other place as may be provided pursuant to the Note Purchase Agreement referred to below or, in certain circumstances, to the holder of this Note as provided in Section 13 of said Note Purchase Agreement. If any payment of principal, premium, if any, or interest on or with respect to this Note becomes due and payable on any day that is not a Business Day, such amount shall be payable on the next succeeding Business Day and with respect to payments of principal, interest shall continue to accrue during any such extension period at the applicable rate of interest in effect immediately prior to such extension.
"Business Day" means any day other than a Saturday, Sunday or any other day on which commercial banks are required or authorized by law or regulation to be closed in New York, New York.

     This Note is one of the duly authorized 6.74% Series I Senior Notes due July 15, 2002 of the Company originally issued in the aggregate principal amount of $86,000,000 pursuant to the Note Purchase Agreement, dated as of July 11, 1995, between the Company and certain institutional investors. The holder of this
Note is entitled to the rights and benefits of such Note Purchase Agreement and may enforce the agreements of the Company contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof. Reference is hereby made to the Note Purchase Agreement for a statement of such rights and benefits.

     As provided in said Note Purchase Agreement, this Note is subject to optional prepayments, in whole and in part, with a premium, all as specified in said Note Purchase Agreement.

     Upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his attorney duly authorized in writing, a new Note or Notes aggregating a like outstanding principal amount will be issued to and registered in the name of the transferee. The Company and any agent of the Company may treat the Person in whose name this Note is registered as the holder and owner hereof for the purpose of receiving payments and for all other purposes.

     In case an Event of Default (as defined in said Note
Purchase Agreement) shall occur and be continuing, the principal of this Note, together with interest and premium, in certain circumstances shall become due and payable and in other circumstances may be declared and become due and payable in the manner and with the effect provided in said Note Purchase
Agreement.

     THIS NOTE IS MADE AND DELIVERED IN NEW YORK, NEW YORK, AND
SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE
WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS
MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

                         MONTGOMERY WARD & CO., INCORPORATED


                         By:
                             Name:
                             Title:

                                                EXHIBIT A-3
                                                    to
                                          Note Purchase Agreement

                    MONTGOMERY WARD & CO., INCORPORATED

                   6.98% Series J Senior Notes due 2005

No.                                                           July 11, 1995
$                                                        New York, New York
Private Placement No.:  614223 E*2


     MONTGOMERY WARD & CO., INCORPORATED, a corporation organized under the laws of the State of Illinois (herein, together with its successors and assigns, the "Company"), for value received, hereby promises to pay to
                             , or registered assigns, the
principal amount of         Dollars ($       ) (or so much
thereof as shall not have been prepaid) on July 15, 2005, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance of such principal amount at the rate of 6.98% per annum from the date hereof, payable semiannually in arrears on January 15 and July 15 of each year, commencing July 15, 1995, until such unpaid balance shall become due and payable (whether at final maturity, at a date fixed for prepayment or purchase or by declaration, acceleration or otherwise and at maturity), and with interest on any overdue principal (including any overdue required or optional prepayment of principal) and any overdue premium, if any, and (to the extent permitted by applicable law) any overdue interest at the Default Rate (as defined in the Note Purchase Agreement referred to below) until paid, such overdue interest, if any, to be payable semiannually as aforesaid or, at the option of the registered holder hereof, on demand. Payments of principal, premium, if any, and interest on this Note shall be made in lawful money of the United States of America at the principal office in New York, New York of Morgan Guaranty Trust Company of New York, or at such other place as may be provided pursuant to the Note Purchase Agreement referred to below or, in certain circumstances, to the holder of this Note as provided in Section 13 of said Note Purchase Agreement. If any payment of principal, premium, if any, or interest on or with respect to this Note becomes due and payable on any day that is not a Business Day, such amount shall be payable on the next succeeding Business Day and with respect to payments of principal, interest shall continue to accrue during any such extension period at the applicable rate of interest in effect immediately prior to such extension.
"Business Day" means any day other than a Saturday, Sunday or any other day on which commercial banks are required or authorized by law or regulation to be closed in New York, New York.

     This Note is one of the duly authorized 6.98% Series J Senior Notes due July 15, 2005 of the Company originally issued in the aggregate principal amount of $14,000,000 pursuant to the Note Purchase Agreement, dated as of July 11, 1995, between the Company and certain institutional investors. The holder of this
Note is entitled to the rights and benefits of such Note Purchase Agreement and may enforce the agreements of the Company contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof. Reference is hereby made to the Note Purchase Agreement for a statement of such rights and benefits.

     As provided in said Note Purchase Agreement, this Note is subject to optional prepayments, in whole and in part, with a premium, all as specified in said Note Purchase Agreement.

     Upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his attorney duly authorized in writing, a new Note or Notes aggregating a like outstanding principal amount will be issued to and registered in the name of the transferee. The Company and any agent of the Company may treat the Person in whose name this Note is registered as the holder and owner hereof for the purpose of receiving payments and for all other purposes.

     In case an Event of Default (as defined in said Note
Purchase Agreement) shall occur and be continuing, the principal of this Note, together with interest and premium, in certain circumstances shall become due and payable and in other circumstances may be declared and become due and payable in the manner and with the effect provided in said Note Purchase
Agreement.

     THIS NOTE IS MADE AND DELIVERED IN NEW YORK, NEW YORK, AND
SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE
WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS
MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

                         MONTGOMERY WARD & CO., INCORPORATED


                         By:
                             Name:
                             Title:

                                                 EXHIBIT B
                                                    to
                                          Note Purchase Agreement


                        FORM OF OPINION OF COUNSEL
                              FOR THE COMPANY
                     [Letterhead of Altheimer & Gray]

                                                              July 11, 1995
To each Note Purchaser listed
   on the Attached Schedule, all
   of which are Parties to the Note
   Purchase Agreement referred to
   below

     Re:  Montgomery Ward & Co., Incorporated
          $180,000,000 Senior Note Offering

Ladies and Gentlemen:

     We have acted as special counsel to Montgomery Ward & Co., Incorporated, an Illinois corporation (the "Company"), in connection with (a) the issuance and sale by the Company, pursuant to the Note Purchase Agreement, dated as of July 11, 1995 (the "Note Purchase Agreement"), among the Company and each of the Note Purchasers named in Schedule I thereto, of (i) its 6.52% Series H Senior Notes due 2000 in the aggregate principal amount of $80,000,000 (the "Series H Notes"), (ii) its 6.74% Series I Senior Notes due 2002 in the aggregate principal amount of $86,000,000 (the "Series I Notes") and (iii) its 6.98% Series J Senior Notes due 2005 in the aggregate principal amount of $14,000,000 (the "Series J Notes" and together with the Series H Notes and the Series I Notes, the "Notes"), and (b) the purchase by each of you today of Notes, in the principal amount and of the series indicated opposite your name on Schedule I to the Note Purchase Agreement. Capitalized terms used herein without definition have the respective meanings attributed thereto in the Note Purchase Agreement. Any reference hereinafter to the Notes refers to the Notes being purchased by and delivered to you today.

     In so acting, we have participated in the preparation of and are familiar with the Note Purchase Agreement and the Notes. We have also relied upon the representations and warranties as to factual matters contained in and made pursuant to the Note Purchase Agreement and have relied upon the originals, or copies certified or otherwise identified to our satisfaction, of such certificates, documents, records and other instruments and agreements as we have deemed necessary or appropriate to enable us to render the opinions expressed below.

     Our opinion is in every respect based upon, and subject to, the assumptions, qualifications, limitations and matters set forth herein.

     We are of the opinion that:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois and has all requisite corporate power and authority (i) in all material respects to own or hold under lease the property it purports to own or hold under lease and to carry on its business as now conducted, (ii) to enter into the Note Purchase Agreement, (iii) to issue and sell the Notes being purchased by you today and (iv) to perform its obligations under the Note Purchase Agreement and the Notes.

     2. The execution and delivery by the Company of the Note Purchase Agreement and the Notes and the performance by the Company of the transactions contemplated thereby (including the issuance and sale of the Notes) have been duly authorized by all necessary corporate action on the part of the Company (no action of its shareholders being required therefor).

     3. The Note Purchase Agreement and each of the Notes has been duly executed and delivered by duly authorized officers of the Company.

     4. The courts of the State of Illinois should recognize and enforce the choice of New York law as the governing law under the Note Purchase Agreement and the Notes. If for any reason the laws of the State of Illinois were to be applied in any suit directly relating to the Note Purchase Agreement and Notes, the Note Purchase Agreement and each of the Notes would constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors' rights generally and (b) general equitable principles (regardless of whether such enforceability is being considered in a proceeding in equity or at law).

     5. Neither the execution and delivery by the Company of the Note Purchase Agreement and the Notes nor the performance by the Company of the terms and provisions thereof nor the consummation of the transactions contemplated thereby will (a) result in any breach of or be in conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in (or require) the creation of any Lien in respect of any property of the Company or its Subsidiaries pursuant to, the corporate charter or by-laws or similar organic document of the Company or any of its Subsidiaries, or any term of any agreement, indenture, mortgage, instrument or license to which the Company is a party or by which the Company or any of its Subsidiaries or any of their respective properties may be bound or affected of which we have knowledge after due inquiry with respect to such matters was made of G.T. Morgan, and based upon his opinion, as hereinafter described, to such effect, or (b) violate or be in conflict with any provision of any presently existing statute, law, rule, regulation or ordinance, or any Order known to us of any court, arbitrator or Governmental Body applicable to the Company or any of its Subsidiaries or any of their respective properties.

     6. To the best of our knowledge after due inquiry with respect to such matters was made of G.T. Morgan, and based upon his opinion, as hereinafter described, to such effect, there are no actions, suits, proceedings or investigations pending or threatened against or affecting the Company or any of its property in any court or before any arbitrator of any kind or before or by any Governmental Body which question the validity or enforceability of the Note Purchase Agreement or the Notes or any action taken or to be taken pursuant thereto or contemplated thereby.

     7. No Approval is required on the part of the Company by or from or with any Governmental Body or, to our knowledge, any trustee or holder of any indebtedness, obligation or securities of the Company or any of its Subsidiaries (a) for or in connection with the valid execution and delivery by the Company of, or the performance by the Company of its obligations under, the Note Purchase Agreement or the Notes or the consummation of the transactions contemplated thereby, including the offer, issuance, sale and delivery by the Company of Notes (other than the approval of the Board of Directors and the board of directors of Montgomery Ward Holding Corp., a Delaware corporation (the "Parent"), which approvals have previously been obtained), or (b) as a condition to the legality, validity or enforceability as against the Company of the Note Purchase Agreement or the Notes.

     8. The offer, issuance, sale and delivery of the Notes, under the circumstances contemplated by the Note Purchase Agreement, constitute transactions exempt from registration under the Securities Act, and the qualification of an indenture in respect thereof under the Trust Indenture Act of 1939, as amended, is not required in connection with such offer, issuance, sale and delivery of the Notes.

     9. The Company is not an "investment company" or a Person directly or indirectly "controlled" by or "acting on behalf of" an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company is not a "holding company", or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

     10. Neither the issuance, sale and purchase of the Notes being purchased by and delivered to you today nor the application of the proceeds of such Notes, in each case under the circumstances contemplated by the Note Purchase Agreement, nor the execution and delivery of the Note Purchase Agreement and such Notes, involve any violation of Regulation G (12 CFR 207), T (12 CFR 220), U (12 CFR 221) or X (12 CFR 224) of the Board of Governors of the Federal Reserve System or any other regulation of said Board, or Section 7 of the Exchange Act.

     The opinions set forth above are subject to the following additional qualifications and limitations:

     (a) We have assumed, with your permission, the genuineness of all signatures (other than signatures on behalf of the Company), the authenticity of all documents submitted to us as originals (other than the Note Purchase Agreement and the Notes being purchased by and delivered to you today), the conformity to the originals of all documents submitted to us as copies, and the authenticity of the originals of all such latter documents. We have also assumed the accuracy of the factual matters contained in the documents we have examined and as related to us by officers and representatives of the Company.

     (b) We have assumed, with your permission, the due execution and delivery of the Note Purchase Agreement by each of the Note Purchasers and all other documents and instruments delivered in connection therewith by each of the parties thereto, other than the Company.

     (c) With your permission, we have relied solely on the aforesaid opinion of G.T. Morgan, Esq., Senior Associate General Counsel to the Company, attached hereto as Exhibit A, with respect to matters referred to, or set forth in, paragraphs 5 (except for that part of paragraph 5 (b) which deals with "violate or be in conflict with any provision of any presently existing statute, law, rule, regulation or ordinance"), 6 and 7 (except for that part of paragraph 7 which deals with "[n]o Approval is required on the part of the Company by or from or with Governmental Body") of this letter.

     (d) With your permission, with respect to matters referred to, or set forth in, paragraph 8, we have relied on statements made by the Company in Section 7.13 of the Note Purchase Agreement and on statements made by ABN AMRO Bank N.V. and NationsBanc Capital Markets, Inc. (the "Co-Agents"), the Company's Notes' placement co-agents, which statements are with respect to the number, nature, knowledge and experience of the investors to whom, and the manner in which, the Notes were offered, and are made pursuant to the Co-Agents' respective letters dated June 30, 1995 and June 30, 1995, attached hereto as Exhibit B and Exhibit C, respectively.

     (e) We are qualified to practice law in the State of Illinois and we do not purport to be experts in any law other than the laws of the State of Illinois and the federal laws of the United States. Accordingly, we express no opinion as to the laws of any states, or as to any matters subject to such laws, other than laws of the State of Illinois.

     (f) Our opinions are limited to the matters expressly set forth herein and no opinion is to be implied or inferred beyond the matters expressly so stated.

     (g) Myron Lieberman, a member of this firm, is the sole general partner of Lieberman Investment Limited Partnership, a partnership in which one or more other members of this firm are also partners. Lieberman Investment Limited Partnership is a shareholder of the Parent, which owns all of the issued and outstanding shares of the Company. Mr. Lieberman individually is also a shareholder of the Parent and a director of the Company and of the Parent. Any knowledge which Mr. Lieberman has by reason of being a Director of the Company and the Parent is not knowledge of Altheimer & Gray for purposes of this opinion. Mr. Lieberman had no involvement in the negotiation or drafting of the Note Purchase Agreement and no other involvement with the Note Purchase Agreement other than in his capacity as a Director of the Company.

     This opinion is delivered to you pursuant to Section 2.2 of the Note Purchase Agreement at the request and direction of the Company with the understanding that it will be relied upon by you in connection with the consummation of the transactions contemplated by the Note Purchase Agreement. This opinion is furnished only to the Note Purchasers and their counsel and solely for their benefit in connection with the above transactions. This opinion may not be relied upon by anyone else in any respect, except that (i) you may furnish copies of this opinion to prospective or actual transferees of any Notes held by you and (ii) any such actual transferees may rely thereon.

                              Very truly yours,



                              Altheimer & Gray

                               July 11, 1995



Altheimer & Gray
10 South Wacker Drive
Suite 4000
Chicago, Illinois 60606

     Re:  Montgomery Ward & Co., Incorporated
          $180,000,000 Senior Note Offering

Ladies and Gentlemen:

     As Senior Associate General Counsel to Montgomery Ward & Co., Incorporated, an Illinois corporation (the"Company"), I hereby render this opinion to induce and permit you to render your opinion "Loan Opinion") to the Note Purchasers (as defined hereinafter) in connection with (a) the issuance and sale by the Company, pursuant to the Note Purchase Agreement, dated as of July 11, 1995 (the "Note Purchase Agreement"), among the Company and each of the Note Purchasers named in Schedule I thereto (the "Note Purchasers"), of (i) its 6.52% Series H Senior Notes due 2000 in the aggregate principal amount of $80,000,000 (the "Series H Notes"), (ii) its 6.74% Series I Senior Notes due 2002 in the aggregate principal amount of $86,000,000 (the "Series I Notes") and (iii) its 6.98% Series J Senior Notes due 2005 in the aggregate principal amount of $14,000,000 (the "Series J Notes" and together with the Series H Notes and the Series I Notes, the "Notes"), and (b) the purchase by each of the Note Purchasers purchasing today Notes, in the principal amount and of the series indicated opposite their respective names on Schedule I to the Note Purchase Agreement. Capitalized terms used herein without definition have the respective meanings attributed thereto in the Note Purchase Agreement.

     In so acting, I have participated in the preparation of and am familiar with the Note Purchase Agreement and the Notes being purchased by and delivered to the Note Purchasers today. I have also relied upon the representations and warranties as to factual matters contained in and made pursuant to the Note Purchase Agreement and have relied upon the originals, or copies certified or otherwise identified to my satisfaction, or such certificates, documents, records and other instruments and agreements as I have deemed necessary or appropriate to enable me to render the opinions expressed below.

     My opinion is in every respect based upon, and subject to, the assumptions, qualifications, limitations and matters set forth herein.

     I am of the opinion that:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois and has all requisite corporate power and authority (i) in all material respects to own or hold under lease the property it purports to own or hold under lease and to carry on its business as now conducted, (ii) to enter into the Note Purchase Agreement, (iii) to issue and sell those Notes being purchased today, and (iv) to perform its obligations under the Note Purchase Agreement and the Notes being purchased today.

     2. The execution and delivery by the Company of the Note Purchase Agreement and the Notes, the performance by the Company of the transactions contemplated thereby (including the issuance and sale of the Notes) have been duly authorized by all necessary corporate action on the part of the Company (no action of its shareholders being required therefor).

     3. The Note Purchase Agreement and each of the Notes being purchased by and delivered to the Note Purchasers today has been duly executed and delivered by duly authorized officers of the Company.

     4. If for any reason the laws of the State of Illinois were to be applied in any suit directly relating to the Note Purchase Agreement and Notes, the Note Purchase Agreement and each of the Notes being purchased by and delivered to the Note Purchasers today would constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors' rights generally, and (b) general equitable principles (regardless of whether such enforceability is being considered in a proceeding in equity or at law).

     5. Neither the execution and delivery by the Company of the Note Purchase Agreement and the Notes being purchased by the Note Purchasers today nor the performance by the Company of the terms and provisions thereof nor the consummation of the transactions contemplated thereby will (a) result in any breach of or be in conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in (or require) the creation of any Lien in respect of any property of the Company or its Subsidiaries pursuant to, the corporate charter or by-laws or similar organic document of the Company or any of its Subsidiaries, or any term of any agreements, indenture, mortgage, instrument or license to which the Company is a party or by which the Company or any of its Subsidiaries or any of their respective properties may be bound or affected of which I have knowledge after due inquiry, or (b) violate or be in conflict with any provision of any presently existing statute, law, rule, regulation or ordinance, or any Order known to me, after due inquiry, of any court, arbitrator or Governmental Body applicable to the Company or any of its Subsidiaries or any of their respective Properties.

     6. To the best of my knowledge after due inquiry there are no actions, suits, proceedings or investigations pending or threatened against or affecting the Company or any of its property in any court or before any arbitrator of any kind or before or by any Governmental Body which question the validity or enforceability of the Note Purchase Agreement or the Notes being purchased today or any action taken or to be taken pursuant thereto or contemplated thereby.

     7. No Approval is required on the part of the Company by or from or with any Governmental Body or, to my knowledge, after due inquiry, any trustee or holder of any indebtedness, obligation or securities of the Company or any of its Subsidiaries (a) for or in connection with the valid execution and delivery by the Company of, or the performance by the Company of its obligations under, the Note Purchase Agreement or the Notes or the consummation of the transaction contemplated thereby, including the offer, issuance, sale and delivery by the Company of Notes (other than the approval of the Board of Directors and the board of directors of Montgomery Ward Holding Corp., a Delaware corporation the "Parent"), which approvals have previously been obtained), or (b) as a condition to the legality, validity or enforceability as against the Company of the Note Purchase Agreement or the Notes.

     8. The offer, issuance, sale and delivery of the Notes being purchased by and delivered to the Note Purchasers today, under the circumstances contemplated by the Note Purchase Agreement, constitute transactions exempt from registration under the Securities Act, and the qualification of an indenture in respect thereof under the Trust Indenture Act of 1939, as amended, is not required in connection with such offer, issuance, sale and delivery of the Notes.

     The opinions set forth above are subject to the following additional qualifications and limitations:

     (a) I have assumed, with your permission, the genuineness of all signatures (other than signatures on behalf of the Company), the authenticity of all documents submitted to me as originals (other than the Note Purchase Agreement and the Notes being purchased by and delivered to the Note Purchasers today and the Officers' Certificate, Secretary's Certificate and Certificate of Incumbency), the conformity to the originals of all documents submitted to me as copies, and the authenticity of the originals of all such latter documents. I have also assumed the accuracy of the factual matters contained in the documents I have examined and as related to me by other officers and representatives of the Company.

     (b) I have assumed, with your permission, the due execution and delivery of the Note Purchase Agreement by each of the Note Purchasers and all other documents and instruments delivered in connection therewith by each of the parties thereto, other than the Company.

     (c) With your permission, with respect to matters referred to, or set forth in, paragraph 8, I have relied on statements made by the Company in Section 7.13 of the Note Purchase Agreement and on statements made by ABN AMRO Bank N.V. and NationsBanc Capital Markets, Inc. (the "Co-Agents"), the Company's Notes' placement co-agents, which statements are with respect to the number, nature, knowledge and experience of the investors to whom, and the manner in which, the Notes were offered, and are made pursuant to the Co-Agents' respective letters dated June 30, 1995 and June 30, 1995, attached hereto as Exhibit A and Exhibit B, respectively.

     (d) I am qualified to practice law in the State of Illinois and I do not purport to be an expert in any law other than laws of the State of Illinois and the federal law of the United States. Accordingly, I express no opinion as to the laws of any states, or as to any matters subject to such laws, other than laws of the State of Illinois.

     (e) My opinions are limited to the matters expressly set forth herein and no opinion is to be implied or inferred beyond the matters expressly so stated.

     (f) I am a shareholder of the Parent, which owns all of the issued and outstanding shares of the Company, and I am the holder of options to purchase shares of Class A Common Stock of the Parent.

     This opinion is delivered to you so that you and the Note Purchasers can rely upon it and so that you can deliver the Loan Opinion (in reliance hereon) pursuant to Section 2.2 of the Note Purchase Agreement at the request and direction of the Company in connection with the consummation of the transactions contemplated by the Note Purchase Agreement. You may deliver this opinion to the Note Purchasers and their counsel solely for your and their benefit and reliance in connection with the above transactions. This opinion may not be relied upon by anyone else in any respect, except that (i) you or any Note Purchaser may furnish copies of this opinion to prospective or actual transferee of any Notes and (ii) any such actual transferee may rely thereon.

                              Very truly yours,



                              G.T. Morgan, Esq.,
                              Senior Associate General Counsel
                              Montgomery Ward & Co., Incorporated

                                             Exhibit A to
                                             Opinion of G.T.
                                             Morgan

                    [Letterhead of ABN AMRO Bank, N.V.]


June 30, 1995

George Tad Morgan, Esq.            Carol J. Harms
Senior Associate General Counsel   Vice President and Treasurer
Montgomery Ward & Co.,             Montgomery Ward & Co.,
Incorporated                       Incorporated
Montgomery Ward Plaza              Montgomery Ward Plaza
Chicago, Illinois 60671            Chicago, Illinois 60671

Altheimer & Gray
10 South Wacker Drive, Suite 4000
Chicago, Illinois 60606

Re:  $180,000,000 Senior Notes due 2000-2005
     Montgomery Ward & Co., Incorporated

Ladies and Gentlemen:

In reference to the proposed sale of the above-described securities in which we have been acting as the Company's Private Placement Co-Agent, we hereby confirm that the securities were offered by us to no more than 23 institutional investors, including the purchasers. We further confirm that, immediately prior to making the offer to such offeree, we had reasonable grounds to believe and did believe that such offeree had such knowledge and experience in financing and business matters; that it was capable of evaluating the merits and risks of the investment in the securities; and immediately prior to confirming the sale of the securities to the purchasers, after making reasonable inquiry, we had reasonable grounds to believe and did believe that each purchaser has such knowledge and experience in financing and business matters that it was capable of evaluating the merits and risks of the investment in the securities.

In connection, therewith, we did not offer the above-described securities by any form of general solicitation or general advertising, including: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (b) any seminar or meeting whose attendees have been invited by any general solicitation or advertising.

Sincerely,

ABN AMRO Bank, N.V.

By

Its

                                             Exhibit B to
                                             Opinion of G.T.
                                             Morgan

          [Letterhead of NationsBanc Capital Markets Letterhead]




June 30, 1995

Mr. George Tad Morgan, Esq.        Ms. Carol J. Harms
Senior Associate General Counsel   Vice President and Treasurer
Montgomery Ward & Co.,             Montgomery Ward & Co.,
Incorporated                       Incorporated
Montgomery Ward Plaza              Montgomery Ward Plaza
Chicago, IL 60671                  Chicago, IL 60671

Altheimer & Gray
10 South Wacker Drive, Suite 4000
Chicago, IL 60606

Re:  $180,000,000 Senior Notes Due 2000-2005
     Montgomery Ward & Co., Incorporated

Ladies and Gentlemen:

In reference to the proposed sale of the above-described securities in which we have been acting as the Company's Private Placement Co-Agent, we hereby confirm that the securities were offered by us to no more than 110 institutional investors, including the purchasers. We further confirm that, immediately prior to making the offer to such offeree, we had reasonable grounds to believe and did believe that such offeree had such knowledge and experience in financing and business matters; that it was capable of evaluating the merits and risks of the investment in the securities; and immediately prior to confirming the sale of the securities to the purchasers, after making reasonable inquiry, we had reasonable grounds to believe and did believe that each purchaser has such knowledge and experience in financing and business matters that it was capable of evaluating the merits and risks of the investment in the securities.

In connection, therewith, we did not offer the above-described securities by any form of general solicitation or general advertising, including: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (b) any seminar or meeting whose attendees have been invited by any general solicitation or advertising.

Sincerely,

NATIONSBANC CAPITAL MARKETS, INC.


By:
Its:

                                             Exhibit B to
                                             Opinion of
                                             Altheimer & Gray


                    [Letterhead of ABN AMRO Bank, N.V.]


June 30, 1995

George Tad Morgan, Esq.            Carol J. Harms
Senior Associate General Counsel   Vice President and Treasurer
Montgomery Ward & Co.,             Montgomery Ward & Co.,
Incorporated                       Incorporated
Montgomery Ward Plaza              Montgomery Ward Plaza
Chicago, Illinois 60671            Chicago, Illinois 60671

Altheimer & Gray
10 South Wacker Drive, Suite 4000
Chicago, Illinois 60606

Re:  $180,000,000 Senior Notes due 2002-2005
     Montgomery Ward & Co., Incorporated

Ladies and Gentlemen:

In reference to the proposed sale of the above-described securities in which we have been acting as the Company's Private Placement Co-Agent, we hereby confirm that the securities were offered by us to no more than 23 institutional investors, including the purchasers. We further confirm that, immediately prior to making the offer to such offeree, we had reasonable grounds to believe and did believe that such offeree had such knowledge and experience in financing and business matters; that it was capable of evaluating the merits and risks of the investment in the securities; and immediately prior to confirming the sale of the securities to the purchasers, after making reasonable inquiry, we had reasonable grounds to believe and did believe that each purchaser has such knowledge and experience in financing and business matters that it was capable of evaluating the merits and risks of the investment in the securities.

In connection, therewith, we did not offer the above-described securities by any form of general solicitation or general advertising, including: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (b) any seminar or meeting whose attendees have been invited by any general solicitation or advertising.

Sincerely,

ABN AMRO Bank, N.V.

By

Its

                                             Exhibit C to
                                             Opinion of Altheimer
                                             & Gray

          [Letterhead of NationsBanc Capital Markets Letterhead]



June 30, 1995

Mr. George Tad Morgan, Esq.        Ms. Carol J. Harms
Senior Associate General Counsel   Vice President and Treasurer
Montgomery Ward & Co.,             Montgomery Ward & Co.,
Incorporated                       Incorporated
Montgomery Ward Plaza              Montgomery Ward Plaza
Chicago, IL 60194                  Chicago, IL 60671

Altheimer & Gray
10 South Wacker Drive, Suite 4000
Chicago, IL 60606

Re:  $180,000,000 Senior Notes Due 2000-2005
     Montgomery Ward & Co., Incorporated

Ladies and Gentlemen:

In reference to the proposed sale of the above-described securities in which we have been acting as the Company's Private Placement Co-Agent, we hereby confirm that the securities were offered by us to no more than 110 institutional investors, including the purchasers. We further confirm that, immediately prior to making the offer to such offeree, we had reasonable grounds to believe and did believe that such offeree had such knowledge and experience in financing and business matters; that it was capable of evaluating the merits and risks of the investment in the securities; and immediately prior to confirming the sale of the securities to the purchasers, after making reasonable inquiry, we had reasonable grounds to believe and did believe that each purchaser has such knowledge and experience in financing and business matters that it was capable of evaluating the merits and risks of the investment in the securities.

In connection, therewith, we did not offer the above-described securities by any form of general solicitation or general advertising, including: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (b) any seminar or meeting whose attendees have been invited by any general solicitation or advertising.

Sincerely,

NATIONSBANC CAPITAL MARKETS, INC.


By:
Its:

                                                 EXHIBIT C
                                                    to
                                          Note Purchase Agreement


     The opinion of counsel referred to in Section 6.8(b) shall be to the effect that:

     1. The Successor is duly organized, validly existing and in good standing in the jurisdiction of its organization.

     2. The Successor has all requisite legal right, power and authority to assume all of the obligations of the Company under the Notes and the Agreement.

     3. The assumption by the Successor of all the obligations of the Company under the Notes and the Agreement will not (a) result in any breach of or be in conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in a loss of any benefit to which the Successor is entitled under, or result in (or require) the creation of any Lien in respect of any property of the Successor pursuant to, the corporate charter or by-laws or similar organic document of the Successor, or any term of any agreement, indenture, mortgage, instrument or License to which the Successor is a party or by which its properties may be bound or affected of which such counsel has knowledge after due inquiry, or (b) violate or be in conflict with any provision of any existing statute, law, rule, regulation or ordinance, or any Order known to us of any court, arbitrator or Governmental Body applicable to the Successor or any of its properties.

     4. The Successor has assumed the due and punctual payment of the Notes according to their tenor and the due and punctual performance of the obligations of the Company under the Agreement and subject to customary qualifications, such assumption is valid and enforceable in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors' rights generally and (b) general equitable principles (regardless of whether such enforceability is being considered in a proceeding in equity or at law).

     5. The Agreement and the Notes constitute the legal, valid and binding obligation of the Successor, enforceable against the Successor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors' rights generally and (b) general equitable principles (regardless of whether such enforceability is being considered in a proceeding in equity or at law).